UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

MUNICIPAL FIXED INCOME FUNDS	Annual Report October 31, 2007

High current income potential from portfolios that invest primarily in municipal securities.

Goldman Sachs Municipal Fixed Income Funds

■	GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

■	GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

■	GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

■	GOLDMAN SACHS MUNICIPAL INCOME FUND

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

■	GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
TABLE OF CONTENTS

Investment Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	39
Financial Statements	102
Notes to the Financial Statements	109
Financial Highlights	126
Report of Independent Registered Public Accounting Firm	138
Other Information	139

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Investment Risks

The Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.
The California AMT-Free Municipal Fund invests in municipal fixed income securities, the interest on which is exempt from regular federal income tax and California state personal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund will invest primarily in California municipal obligations, and therefore the investments of the Fund will be affected by political and economic developments within California and by the financial condition of the state of California, its public authorities, and political subdivisions. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.
Effective June 1, 2007, the California Intermediate AMT-FREE Municipal Fund was renamed the California AMT-Free Municipal Fund.
The New York AMT-Free Municipal Fund invests in municipal fixed income securities, the interest on which is exempt from regular federal income tax and New York State and City personal income taxes, and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund will invest primarily in New York municipal obligations, and therefore the investments of the Fund will be affected by political and economic developments within New York and by the financial condition of the state of New York, its public authorities, and political subdivisions. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.
Effective June 1, 2007, the New York Intermediate AMT-FREE Municipal Fund was renamed the New York AMT-Free Municipal Fund.
The Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.
The High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.
The Tennessee Municipal Fund invests in municipal securities, the interest on which is exempt from regular federal income tax and Tennessee State personal income tax. Up to 20% of the Fund’s net assets may include securities whose income may be subject to Tennessee State personal income tax. The Fund may invest up to 100% of its net assets in securities, including private activity bonds, whose income may be subject to the federal alternative minimum tax. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund will invest primarily in Tennessee municipal obligations, and therefore the investments of the Fund will be affected by political and economic developments within Tennessee and by the financial condition of the state of Tennessee, its public authorities, and political subdivisions. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Distinguishes Goldman Sachs Asset
Management’s Fixed Income Investment Process?
At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest opportunity set to capture relative value across sectors and instruments. Our integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among states, sectors and sub-sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■  Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■  Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Short Duration Tax-Free Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) during the 12-month reporting period that ended October 31, 2007.
  Performance Review

Over the 12-month period that ended October 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 2.86%, 2.25%, 2.10%, 3.34% and 2.72%, respectively. These returns compared to the 3.96% cumulative total return of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index, over the same time period.

While the Fund generated a positive return over the fiscal year, it lagged its benchmark. This was due, in part, to the Fund’s exposure to securities with longer maturities and an overweight to BBB rated securities.
  Market Environment

Both the Treasury and municipal yield curves steepened over the 12-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 75 basis points (bps) to 4.50%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most. The Treasury rally primarily resulted from a flight to quality that occurred during the summer of 2007. During this time, demand for Treasuries soared to the detriment of all other asset classes. The financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, a lack of liquidity and heightened risk aversion.

The municipal markets underperformed their taxable counterparts over the period and did not benefit from the flight to quality. During the fiscal year, short-term municipal yields fell while intermediate- to long-term rates rose. The spread between 2-year and 30-year municipal yields widened 44 basis points, ending October at 104 basis points between short- and long-term municipal rates.

Furthermore, credit spreads widened as risk premiums increased. As investors were drawn to the safety of U.S. Treasuries, many municipal bond buyers did not consider these securities worth the amount of “risk” (both credit risk and liquidity risk). This created additional selling pressures on the municipal bond asset class. Interestingly, BBB rated bonds were the weakest performers over the 12-month period across the entire credit spectrum. Though risk premiums increased, BBB rated bonds were the most popular source of liquidity for sellers, thus depressing BBB returns the most. However, it is important to note that municipal credit fundamentals remained unchanged as default risk did not increase and issuer fundamentals remained strong.

Simultaneously, municipal supply was setting records, further exacerbating the relative performance of the asset class. While investor demand waned, municipal supply remained robust. Year-to-date through October 2007, new municipal supply was nearly 9% higher than the similar year-to-date period in 2005. Calendar year 2005 set the all-time record for new municipal bond issuance.

PORTFOLIO RESULTS
  INVESTMENT OBJECTIVE
The Fund seeks a high level of current income, consistent with relatively low volatility of principal, which is exempt from regular federal income tax.
  Factors Affecting Performance

Both the Fund’s term structure and credit quality exposure detracted from relative performance over the period. The Fund had over 15% exposure to maturities longer than its benchmark as of October 31, 2007. Given that the short end of the yield curve outperformed maturities beyond four years, the Fund underperformed the benchmark, which is invested in securities with maturities between one and three years. Additionally, the Fund held an overweight to BBB rated securities, which underperformed all other investment grade municipal bonds over the past 12 months. In particular, the Fund held a meaningful underweight to BBB rated municipal bonds.
  Outlook

We believe that the near-term outlook for economic growth in the U.S. lies on the downside. Based on recent U.S. economic reports and forecasts, U.S. consumption appears much bleaker going forward. For example, job growth is slower, wages are modest, financing costs are higher, savings rates are low and a slower equity market may jeopardize wealth perception. All of these factors may put a damper on already diminished consumer confidence levels.

While the typical relationship between municipal bonds and Treasuries experienced a dislocation this summer through the fall, we believe this should dissipate in the near term. Volatility may continue for the next several weeks as the market analyzes headlines surrounding municipal bond insurers. As such, we anticipate that the municipal yield curve should continue to slightly steepen over the next several months. Though long-term interest rates may rise in the short term due to risk aversion in the markets, we believe they are likely to come down over the next several months. We believe a more substantial decline will occur on the short end of the curve, as shorter-term rates decline as a result of continued Fed easing. Furthermore, we believe municipal credit fundamentals remain very strong. As a result, spreads may contract if, as we anticipate, the technical backdrop improves and new municipal supply tapers off through the remainder of 2007.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 20, 2007

FUND BASICS
Short Duration Tax-Free Fund
as of October 31, 2007
PERFORMANCE REVIEW

		Lehman Brothers		30-Day
November 1, 2006–	Fund Total Return	1-3 Year Municipal	30-Day Taxable	Standardized
October 31, 2007	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	2.86%	3.96%	5.02%	3.26%
Class B	2.25	3.96	4.20	2.73
Class C	2.10	3.96	3.97	2.58
Institutional	3.34	3.96	5.63	3.66
Service	2.72	3.96	4.88	3.17

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2007 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.78%	1.45%	2.89%	3.08%	5/1/97
Class B	0.20	1.25	2.49	2.65	5/1/97
Class C	1.07	1.10	2.34	2.39	8/15/97
Institutional	3.23	2.25	3.50	3.82	10/1/92
Service	2.71	1.74	2.98	3.34	9/20/94

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.91%
Class B	1.36	1.66
Class C	1.51	1.66
Institutional	0.39	0.54
Service	0.89	1.04

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
October 31, 2007
The following graph shows the value as of October 31, 2007, of a $10,000 investment made on November 1, 1997 in the Institutional Shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index (“Lehman 1-3 Year Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Short Duration Tax-Free Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from November 1, 1997 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 1, 1997)
Excluding sales charges	2.86%	2.07%	3.11%	3.28%
Including sales charges	0.79%	1.66%	2.90%	3.09%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	2.25%	1.46%	2.48%	2.66%
Including contingent deferred sales charges	0.21%	1.46%	2.48%	2.66%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.10%	1.31%	2.35%	2.40%
Including contingent deferred sales charges	1.08%	1.31%	2.35%	2.40%

Institutional Class (commenced October 1, 1992)	3.34%	2.46%	3.51%	3.82%

Service Class (commenced September 20, 1994)	2.72%	1.97%	2.99%	3.34%

PORTFOLIO RESULTS
California AMT-Free Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs California AMT-Free Municipal Fund (the “Fund”) during the 12-month reporting period that ended October 31, 2007.
  Performance Review

Over the 12-month period that ended October 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 1.16%, 0.40% and 1.53%, respectively. These returns compare to the 2.91% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index and the 3.52% cumulative total return of its previous benchmark, the Lehman Brothers CA 1-10 Year Municipal Bond Index, over the same time period.

We changed the benchmark during the reporting period as we sought to extend the Fund’s duration. Since the Lehman Brothers Aggregate Municipal Bond Index has a longer duration than that of the Lehman Brothers CA 1-10 Year Municipal Bond Index, it was a more appropriate benchmark for the Fund.

While the Fund generated a positive return during the reporting period, it lagged its benchmark. The Fund’s overweight to A and BBB rated securities accounted for most of its relative underperformance as lower rated investment grade bonds underperformed their AAA rated counterparts.
  Market Environment

Both the Treasury and municipal yield curves steepened over the 12-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 75 basis points (bps) to 4.50%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most. The Treasury rally primarily resulted from a flight to quality that occurred during the summer of 2007. During this time, demand for Treasuries soared to the detriment of all other asset classes. The financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, a lack of liquidity and heightened risk aversion.

The municipal markets underperformed their taxable counterparts over the period and did not benefit from the flight to quality. During the fiscal year, short-term municipal yields fell while intermediate- to long-term rates rose. The spread between 2-year and 30-year municipal yields widened 44 basis points, ending October at 104 basis points between short- and long-term municipal rates.

Furthermore, credit spreads widened as risk premiums increased. As investors were drawn to the safety of U.S. Treasuries, many municipal bond buyers did not consider these securities worth the amount of “risk” (both credit risk and liquidity risk). This created additional selling pressures on the municipal bond asset class. Interestingly, BBB rated bonds were the weakest performers over the 12-month period across the entire credit spectrum. Though risk premiums increased, BBB rated bonds were the most popular source of liquidity for sellers, thus depressing BBB returns the most. However, it is important to

PORTFOLIO RESULTS

note that municipal credit fundamentals remained unchanged as default risk did not increase and issuer fundamentals remained strong.

Simultaneously, municipal supply was setting records, further exacerbating the relative performance of the asset class. While investor demand waned, municipal supply remained robust. Year-to-date through October 2007, new municipal supply was nearly 9% higher than the similar year-to-date period in 2005. Interestingly, calendar year 2005 set the all-time record for new municipal bond issuance.

California underperformed the rest of the municipal market over the prior 12-month period. A 60% increase in year-over-year supply, as well as a flight to quality, drove the state’s municipal bonds’ relative underperformance over the reporting period.

  INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax and is consistent with preservation of capital.
  Factors Affecting Performance

The Fund’s overweight in lower quality municipal securities, in particular A and BBB rated issues, was a negative contributor to performance versus its benchmark. Investors flocked to AAA rated municipals and Treasuries during the summer of 2007’s “credit crunch.” As a result, the Fund’s overweight exposure to A and BBB rated securities and an underweight to AAA rated tax-exempt bonds caused most of its underperformance for the period. The Fund was being managed versus the Lehman Brothers CA 1-10 Year Municipal Bond Index, a shorter-term benchmark, during the first seven months of the review period. During months when longer-term bonds outperformed, such as November 2006 and February 2007, the then shorter-term Fund experienced inferior returns versus its new, longer-term benchmark.

PORTFOLIO RESULTS
  Outlook

We believe that the outlook for economic growth in the U.S. lies on the downside. U.S. consumption appears much bleaker going forward. For example, job growth is slower, wages are modest, financing costs are higher, savings rates are low and a slower equity market may jeopardize wealth perception. All of these factors may put a damper on already-diminished consumer confidence levels.

While the typical relationship between municipal bonds and Treasuries experienced a dislocation this summer through the fall, we believe this should dissipate in the near term. Volatility may continue for the next several weeks as the market analyzes headlines surrounding municipal bond insurers. As such, we anticipate that the municipal yield curve should continue to slightly steepen over the next several months. Though long-term interest rates may rise in the short term due to risk aversion in the markets, we believe they are likely to come down over the next several months. We believe a more substantial decline will occur on the short end of the curve, as shorter-term rates decline as a result of continued Fed easing. Furthermore, we believe municipal credit fundamentals remain very strong. As a result, spreads may contract if, as we anticipate, the technical backdrop improves and new municipal supply tapers off through the remainder of 2007.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 20, 2007

FUND BASICS
California AMT-Free Municipal Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers Aggregate	30-Day Taxable	30-Day
October 31, 2007	(based on NAV)[1]	Municipal Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	1.16%	2.91%	5.11%	3.32%
Class C	0.40	2.91	4.18	2.72
Institutional	1.53	2.91	5.89	3.83

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2007 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	-3.17%	0.27%	11/1/05
Class C	-0.52	1.93	11/1/05
Institutional	1.61	3.08	11/1/05

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.90%	1.47%
Class C	1.65	2.22
Institutional	0.53	1.10

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[7]
  Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs California AMT-Free Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) (with dividends reinvested), is shown. The Fund’s benchmark was changed effective June 1, 2007 to the Lehman Brothers Aggregate Municipal Bond Index. In the Investment Adviser’s opinion, the Lehman Brothers Aggregate Municipal Bond Index is a more appropriate benchmark against which to measure the Fund’s performance. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
California AMT-Free Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from November 1, 2005 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Since Inception
Class A (commenced November 1, 2005)
Excluding sales charges	1.16%	2.74%
Including sales charges	-3.44%	0.40%

Class C (commenced November 1, 2005)
Excluding contingent deferred sales charges	0.40%	2.02%
Including contingent deferred sales charges	-0.60%	2.02%

Institutional Class (commenced November 1, 2005)	1.53%	3.17%

PORTFOLIO RESULTS
New York AMT-Free Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs New York AMT-Free Municipal Fund (the “Fund”) during the 12-month reporting period that ended October 31, 2007.
  Performance Review

Over the 12-month period that ended October 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 2.56%, 1.78% and 2.93%, respectively. These returns compare to the 2.91% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index and the 3.79% cumulative total return of its previous benchmark, the Lehman Brothers NY 1-10 Year Municipal Bond Index, over the same time period.

We changed the benchmark during the reporting period as we sought to extend the Fund’s duration. Since the Lehman Brothers Aggregate Municipal Bond Index has a longer duration than that of the Lehman Brothers NY 1-10 Year Municipal Bond Index, it was a more appropriate benchmark for the Fund.

Negative relative performance resulted from an overweight to BBB rated bonds, which underperformed all other investment grade sectors over the reporting period. In contrast, the Fund benefited from a short duration position early in the period. In addition, an underweight to securities with longer maturities contributed positively to performance as longer-term bonds underperformed.
  Market Environment

Both the Treasury and municipal yield curves steepened over the 12-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 75 basis points (bps) to 4.50%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most. The Treasury rally primarily resulted from a flight to quality that occurred during the summer of 2007. During this time, demand for Treasuries soared to the detriment of all other asset classes. The financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, a lack of liquidity and heightened risk aversion.

The municipal markets underperformed their taxable counterparts over the period and did not benefit from the flight to quality. During the fiscal year, short-term municipal yields fell while intermediate- to long-term rates rose. The spread between 2-year and 30-year municipal yields widened 44 basis points, ending October at 104 basis points between short- and long-term municipal rates.

Furthermore, credit spreads widened as risk premiums increased. As investors were drawn to the safety of U.S. Treasuries, many municipal bond buyers did not consider these securities worth the amount of “risk” (both credit risk and liquidity risk). This created additional selling pressures on the municipal bond asset class.
Interestingly, BBB rated

PORTFOLIO RESULTS

bonds were the weakest performers over the 12-month period across the entire credit spectrum. Though risk premiums increased, BBB rated bonds were the most popular source of liquidity for sellers, thus depressing BBB returns the most. However, it is important to note that municipal credit fundamentals remained unchanged as default risk did not increase and issuer fundamentals remained strong.

Simultaneously, municipal supply was setting records, further exacerbating the relative performance of the asset class. While investor demand waned, municipal supply remained robust. Year-to-date through October 2007, new municipal supply was nearly 9% higher than the similar year-to-date period in 2005. Calendar year 2005 set the all-time record for new municipal bond issuance.

Despite its status as one of the top three issuing states, New York municipal securities outperformed several other states in the Lehman Brothers Aggregate Municipal Bond Index over the period. Much of this was due to New York’s concentration of pre-refunded bonds relative to other states, which outperformed the market in the wake of the credit crunch.

  INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from New York State and City personal income tax and is consistent with preservation of capital.
  Factors Affecting Performance

The Fund was managed versus the Lehman Brothers NY 1-10 Year Municipal Bond Index during the first seven months of the review period. During months when longer-term bonds outperformed, such as November 2006 and February 2007, the then shorter-term Fund experienced inferior returns versus its new, longer-term benchmark. However, overall, having a shorter duration position versus the Lehman Brothers Aggregate Municipal Bond Index enhanced relative performance during a time when municipal bond rates rose. In addition, the Fund’s maturity distribution was a positive contributor to performance versus the Lehman Brothers Aggregate Municipal Bond Index. Over the entire period, the Fund did not have as large an exposure to longer-term bonds as that of its new benchmark. This maturity strategy contributed to performance, as shorter maturities outperformed their longer-term counterparts as a result of increased risk premiums. The Fund’s overweight to lower quality credits relative to the Lehman Brothers Aggregate Municipal Bond Index, particularly within the A and BBB rated sectors, largely detracted from performance over the period. Investors flocked to AAA rated municipal bonds and Treasuries during the summer of 2007’s “credit crunch.” As a result, the Fund’s overweight exposure to those sectors and an underweight to AAA rated bonds caused most of its underperformance for the period.

PORTFOLIO RESULTS
  Outlook

We believe that the outlook for economic growth in the U.S. lies on the downside. U.S. consumption appears much bleaker going forward. For example, job growth is slower, wages are modest, financing costs are higher, savings rates are low and a slower equity market may jeopardize wealth perception. All of these factors may put a damper on already diminished consumer confidence levels.

While the typical relationship between municipal bonds and Treasuries experienced a dislocation this summer through the fall, we believe this should dissipate in the near term. Volatility may continue for the next several weeks as the market analyzes headlines surrounding municipal bond insurers. As such, we anticipate that the municipal yield curve should continue to slightly steepen over the next several months. Though long-term interest rates may rise in the short term due to risk aversion in the markets, we believe they are likely to come down over the next several months. We believe a more substantial decline will occur on the short end of the curve, as shorter-term rates decline as a result of continued Fed easing. Furthermore, we believe municipal credit fundamentals remain very strong. As a result, spreads may contract if, as we anticipate, the technical backdrop improves and new municipal supply tapers off through the remainder of 2007.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 20, 2007

FUND BASICS
New York AMT-Free Municipal Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers Aggregate	30-Day Taxable	30-Day
October 31, 2007	(based on NAV)[1]	Municipal Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	2.56%	2.91%	4.51%	2.93%
Class C	1.78	2.91	3.57	2.32
Institutional	2.93	2.91	5.25	3.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2007 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	-2.02%	0.60%	11/1/05
Class C	0.67	2.28	11/1/05
Institutional	2.84	3.42	11/1/05

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.90%	2.36%
Class C	1.65	3.11
Institutional	0.53	1.99

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs New York AMT-Free Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) (with dividends reinvested), is shown. The Fund’s benchmark was changed effective June 1, 2007 to the Lehman Brothers Aggregate Municipal Bond Index. In the Investment Adviser’s opinion, the Lehman Brothers Aggregate Municipal Bond Index is a more appropriate benchmark against which to measure the Fund’s performance. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
New York AMT-Free Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from November 1, 2005 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Since Inception
Class A (commenced November 1, 2005)
Excluding sales charges	2.56%	3.15%
Including sales charges	-2.02%	0.81%

Class C (commenced November 1, 2005)
Excluding contingent deferred charges	1.78%	2.38%
Including contingent deferred charges	0.76%	2.38%

Institutional Class (commenced November 1, 2005)	2.93%	3.53%

PORTFOLIO RESULTS
Municipal Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Municipal Income Fund (the “Fund”) during the 12-month reporting period that ended October 31, 2007.
  Performance Review

Over the 12-month period that ended October 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 0.31%, -0.43%, -0.43%, 0.67% and 0.13%, respectively. These returns compared to the 2.91% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index, over the same time period.

During the reporting period, the primary drivers of the Fund’s relative underperformance versus the benchmark were its overweight to longer-term municipal bonds.
  Market Environment

Both the Treasury and municipal yield curves steepened over the 12-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 75 basis points (bps) to 4.50%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most. The Treasury rally primarily resulted from a flight to quality that occurred during the summer of 2007. During this time, demand for Treasuries soared to the detriment of all other asset classes. The financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, a lack of liquidity and heightened risk aversion.

The municipal markets underperformed their taxable counterparts over the period and did not benefit from the flight to quality. During the fiscal year, short-term municipal yields fell while intermediate- to long-term rates rose. The spread between 2-year and 30-year municipal yields widened 44 basis points, ending October at 104 basis points between short- and long-term municipal rates.

Furthermore, credit spreads widened as risk premiums increased. As investors were drawn to the safety of U.S. Treasuries, many municipal bond buyers did not consider these securities worth the amount of “risk” (both credit risk and liquidity risk). This created additional selling pressures on the municipal bond asset class. Interestingly, BBB rated bonds were the weakest performers over the 12-month period across the entire credit spectrum. Though risk premiums increased, BBB rated bonds were the most popular source of liquidity for sellers, thus depressing BBB returns the most. However, it is important to note that municipal credit fundamentals remained unchanged as default risk did not increase and issuer fundamentals remained strong.

PORTFOLIO RESULTS

Simultaneously, municipal supply was setting records, further exacerbating the relative performance of the asset class. While investor demand waned, municipal supply remained robust. Year-to-date through October 2007, new municipal supply was nearly 9% higher than the similar year-to-date period in 2005. Interestingly, calendar year 2005 set the all-time record for new municipal bond issuance.

  INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.
  Factors Affecting Performance

During the reporting period, the Fund’s overweight to A and BBB rated securities versus the benchmark detracted from relative performance. Credit spreads began widening in late July 2007 and continued to do so during the remainder of the summer and into the fall. As a result, lower quality credits underperformed AAA rated municipal bonds. Similarly, in terms of security selection, an overweight exposure to the BBB rated Tobacco sector detracted from relative performance, as tobacco spreads widened precipitously over the last four months of the fiscal year. In addition, the Fund’s overweight to longer-term bonds detracted from relative performance, as longer-term bonds underperformed their short-term counterparts over the period. For example, municipal versus Treasury yields spiked in the summer of 2007, as investors expressed their preference for U.S. Treasuries over other fixed income asset classes, including high quality municipals. Demand for longer-term municipals declined while supply continued to be robust, causing municipal bonds to underperform.
  Outlook

We believe that the outlook for economic growth in the U.S. lies on the downside. U.S. consumption appears much bleaker going forward. For example, job growth is slower, wages are modest, financing costs are higher, savings rates are low and a slower equity market may jeopardize wealth perception. All of these factors may put a damper on already diminished consumer confidence levels.

PORTFOLIO RESULTS

While the typical relationship between municipal bonds and Treasuries experienced a dislocation this summer through the fall, we believe this should dissipate in the near term. Volatility may continue for the next several weeks as the market analyzes headlines surrounding municipal bond insurers. As such, we anticipate that the municipal yield curve should continue to slightly steepen over the next several months. Though long-term interest rates may rise in the short term due to risk aversion in the markets, we believe they are likely to come down over the next several months. We believe a more substantial decline will occur on the short end of the curve, as shorter-term rates decline as a result of continued Fed easing. Furthermore, we believe municipal credit fundamentals remain very strong. As a result, spreads may contract if, as we anticipate, the technical backdrop improves and new municipal supply tapers off through the remainder of 2007.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 20, 2007

FUND BASICS
Municipal Income Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers Aggregate	30-Day Taxable	30-Day
October 31, 2007	(based on NAV)[1]	Municipal Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	0.31%	2.91%	5.51%	3.58%
Class B	-0.43	2.91	4.60	2.99
Class C	-0.43	2.91	4.62	3.00
Institutional	0.67	2.91	6.29	4.09
Service	0.13	2.91	5.52	3.59

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2007 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-3.96%	2.65%	4.10%	4.72%	7/20/93
Class B	-5.18	2.42	3.80	4.42	5/1/96
Class C	-1.19	2.83	3.80	3.90	8/15/97
Institutional	0.92	4.00	4.98	5.07	8/15/97
Service	0.44	3.48	4.51[6]	5.01[6]	7/20/93

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[6]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS
EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.01%	1.16%
Class B	1.76	1.91
Class C	1.76	1.91
Institutional	0.64	0.79
Service	1.14	1.29

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Performance Summary
October 31, 2007
The following graph shows the value as of October 31, 2007, of a $10,000 investment made on November 1, 1997 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Municipal Income Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from November 1, 1997 through October 31, 2007.

Average Annual Total Return though October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced July 20, 1993)
Excluding sales charges	0.31%	4.11%	4.58%	5.06%
Including sales charges	-4.18%	3.15%	4.10%	4.72%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-0.43%	3.34%	3.80%	4.42%
Including contingent deferred sales charges	-5.41%	2.93%	3.80%	4.42%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.43%	3.33%	3.81%	3.90%
Including contingent deferred sales charges	-1.43%	3.33%	3.81%	3.90%

Institutional Class (commenced August 15, 1997)	0.67%	4.51%	4.97%	5.08%

Service Class (commenced August 15, 1997)	0.13%	3.99%	4.51%	5.01%

PORTFOLIO RESULTS
High Yield Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs High Yield Municipal Fund (the “Fund”) during the 12-month reporting period that ended October 31, 2007.
  Performance Review

Over the 12-month period that ended October 31, 2007, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of -2.27%, -3.00%, -3.00% and -1.92%, respectively. These returns compare to the 2.26% and 2.91% cumulative total returns of the Fund’s benchmarks, the Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Aggregate Municipal Bond Index, respectively, over the same time period.

The Fund typically holds both investment grade and high yield securities, as we believe there are generally attractive opportunities in both sectors. As a result, the Fund is benchmarked to both the Lehman Brothers High Yield Municipal Bond and Lehman Brothers Aggregate Municipal Bond Indexes. During the reporting period, the Fund underperformed both Indexes, due to its overweight to the BBB rated segment of the market.
  Market Environment

Municipal high yield bonds outperformed their investment grade counterparts during the first eight months of the reporting period. BBB rated bonds underperformed all other credit ratings (from AAA down to high yield) over the remainder of the 12-month period. By the end of the fiscal year, the spread of the Lehman Brothers High Yield Municipal Bond Index versus the Lehman Brothers Aggregate Municipal Bond Index had widened over 30 basis points (bps) and over 55 bps from its peak to its trough.

Ironically, high yield (below BBB) bonds outperformed BBB rated (technically investment grade securities) bonds during the latter portion of the reporting period. Though investors became more risk averse, they ended up being bigger sellers of BBB rated securities as they found better liquidity in the BBB rated portion of the market than they would have in the below-investment-grade portion of the market.

Both the Treasury and municipal yield curves steepened over the 12-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 75 basis points (bps) to 4.50%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most. The Treasury rally primarily resulted from a flight to quality that occurred during the summer of 2007. During this time, demand for Treasuries soared to the detriment of all other asset classes. The financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, a lack of liquidity and heightened risk aversion.

The municipal markets underperformed their taxable counterparts over the period and did not benefit from the flight to quality. During the fiscal year, short-term municipal yields fell while intermediate- to long-term rates rose. The spread between 2-year and 30-year municipal yields widened 44 basis points, ending October at 104 basis points between short- and long-term municipal rates.

PORTFOLIO RESULTS

Furthermore, credit spreads widened as risk premiums increased. As investors were drawn to the safety of U.S. Treasuries, many municipal bond buyers did not consider these securities worth the amount of “risk” (both credit risk and liquidity risk). This created additional selling pressures on the municipal bond asset class. It is important to note that municipal credit fundamentals remained unchanged as default risk did not increase and issuer fundamentals remained strong.

Simultaneously, municipal supply was setting records, further exacerbating the relative performance of the asset class. While investor demand waned, municipal supply remained robust through the end of the reporting period. Year-to-date through October 2007, new municipal supply was nearly 9% higher than the similar year-to-date period in 2005. Interestingly, calendar year 2005 set the all-time record for new municipal bond issuance.

  INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.
  Factors Affecting Performance

As discussed, the Fund is benchmarked to both the Lehman Brothers High Yield Municipal Bond and Lehman Brothers Aggregate Municipal Bond Indexes. Over the reporting period, the Fund held an overweight to investment grade bonds, with a bias toward the BBB rated segment of the investment grade universe. The combination of the Fund’s overweight to investment grade bonds during the first eight months of the period, and then its credit quality distribution over the last four months, detracted from its relative performance versus the two Indexes. Furthermore, the Fund’s overweight exposure to the Tobacco and Special Assessment (particularly in Florida), sectors detracted from relative performance, as spreads on these bonds experienced the most widening across sectors in recent months.

PORTFOLIO RESULTS
  Outlook

We believe that the near-term outlook for economic growth in the U.S. lies on the downside. Based on recent U.S. economic reports and forecasts, U.S. consumption appears much bleaker going forward. For example, job growth is slower, wages are modest, financing costs are higher, savings rates are low and a slower equity market may jeopardize wealth perception. All of these factors may put a damper on already diminished consumer confidence levels.

While the typical relationship between municipal bonds and Treasuries experienced a dislocation this summer through the fall, we believe this relationship has already begun to normalize and should continue into the new year. Volatility may continue for the next several weeks as the market analyzes headlines surrounding municipal bond insurers. As such, we anticipate that the municipal yield curve should continue to slightly steepen over the next several months. Though long-term interest rates may rise in the short term due to risk aversion in the markets, we believe they are likely to come down over the next several months. We believe a more substantial decline will occur on the short end of the curve, as shorter-term rates decline as a result of continued Fed easing. Furthermore, we believe municipal credit fundamentals remain very strong. As a result, spreads may contract if, as we anticipate, the technical backdrop improves and new municipal supply tapers off through the remainder of 2007.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 20, 2007

FUND BASICS
High Yield Municipal Fund
as of October 31, 2007
PERFORMANCE REVIEW

		Lehman	Lehman Brothers
	Fund	Brothers High	Aggregate	30-Day	30-Day
November 1, 2006–	Total Return	Yield Municipal	Municipal	Taxable	Standardized
October 31, 2007	(based on NAV)[1]	Bond Index[2]	Bond Index[3]	Equivalent Yield[4]	Yield[5]

Class A	-2.27%	2.26%	2.91%	6.88%	4.47%
Class B	-3.00	2.26	2.91	6.05	3.93
Class C	-3.00	2.26	2.91	6.05	3.93
Institutional	-1.92	2.26	2.91	7.74	5.03

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2007 federal income tax rate of 35%.
[5]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[6]

For the period ended 9/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	-5.94%	4.41%	5.75%	4/3/00
Class B	-7.15	4.17	5.60	4/3/00
Class C	-3.24	4.59	5.60	4/3/00
Institutional	-1.17	5.78	6.81	4/3/00

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.08%	1.10%
Class B	1.83	1.85
Class C	1.83	1.85
Institutional	0.71	0.73

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Performance Summary
October 31, 2007
The following graph shows the value as of October 31, 2007, of a $10,000 investment made on April 3, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs High Yield Municipal Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Lehman Brothers Aggregate Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index (“Lehman Aggregate Muni Bond Index and Lehman High Yield Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B and Class C Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
High Yield Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from April 3, 2000 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Five Years	Since Inception
Class A (commenced April 3, 2000)
Excluding sales charges	-2.27%	5.86%	6.34%
Including sales charges	-6.71%	4.89%	5.70%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	-3.00%	5.08%	5.55%
Including contingent deferred sales charges	-7.85%	4.67%	5.55%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	-3.00%	5.08%	5.55%
Including contingent deferred sales charges	-3.97%	5.08%	5.55%

Institutional Class (commenced April 3, 2000)	-1.92%	6.27%	6.75%

PORTFOLIO RESULTS
Tennessee Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Tennessee Municipal Fund (the “Fund”) during the 12-month reporting period that ended October 31, 2007.
  Performance Review

Over the 12-month period that ended October 31, 2007, the Goldman Sachs Tennessee Municipal Fund’s Class A, C and Institutional Shares generated cumulative total returns of 2.11%, 1.35% and 2.48%, respectively. These returns compared to the 2.91% cumulative total return of the Fund’s Benchmark, the Lehman Brothers Aggregate Municipal Bond Index, over the same time period.

While the Fund generated positive returns during the reporting period, it lagged its benchmark. This was largely attributed to the Fund’s overweight to BBB rated securities and its term-structure strategy.
  Market Environment

Both the Treasury and municipal yield curves steepened over the 12-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 75 basis points (bps) to 4.50%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most. The Treasury rally primarily resulted from a flight to quality that occurred during the summer of 2007. During this time, demand for Treasuries soared to the detriment of all other asset classes. The financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, a lack of liquidity and heightened risk aversion.

The municipal markets underperformed their taxable counterparts over the period and did not benefit from the flight to quality. During the fiscal year, short-term municipal yields fell while intermediate- to long-term rates rose. The spread between 2-year and 30-year municipal yields widened 44 basis points, ending October at 104 basis points between short- and long-term municipal rates.

Furthermore, credit spreads widened as risk premiums increased. As investors were drawn to the safety of U.S. Treasuries, many municipal bond buyers did not consider these securities worth the amount of “risk” (both credit risk and liquidity risk). This created additional selling pressures on the municipal bond asset class. Interestingly, BBB rated bonds were the weakest performers over the 12-month period across the entire credit spectrum. Though risk premiums increased, BBB rated bonds were the most popular source of liquidity for sellers, thus depressing BBB returns the most. However, it is important to note that municipal credit fundamentals remained unchanged as default risk did not increase and issuer fundamentals remained strong.

PORTFOLIO RESULTS

Simultaneously, municipal supply was setting records, further exacerbating the relative performance of the asset class. While investor demand waned, municipal supply remained robust. Year-to-date through October 2007, new municipal supply was nearly 9% higher than the similar year-to-date period in 2005. Calendar year 2005 set the all-time record for new municipal bond issuance.

The state of Tennessee’s outlook remains stable, with a job base that closely mirrors the national economy. In particular, growth in the services and retail industries should help to offset manufacturing weakness. Tennessee’s financial reserves have increased for the fifth straight year and we believe they could reach a record high for the budget year 2008. Fiscal year 2006 marked the first full year in which the state could fully implement enrollment reductions and benefit limitations with its TennCare healthcare program. These reforms have been the centerpiece of the state’s financial recovery since fiscal 2003.
  INVESTMENT OBJECTIVE
The Fund seeks a high level of current income that is exempt from regular federal income tax and Tennessee State personal income tax and is consistent with preservation of capital.
  Factors Affecting Performance

The Fund’s overweight to lower quality investment grade credits was the main detractor from performance over the period. In particular, an overweight to BBB rated securities versus the benchmark hurt the Fund’s performance. BBB rated securities had a negative total return over the 12-month reporting period, underperforming all other credit quality segments in the benchmark. In addition, the Fund’s term-structure strategy detracted from relative performance, as maturities in the one- to four-year portion of the yield curve outperformed those in the five- to ten-year segment, where the Fund had a larger exposure. In addition, the Fund had a larger exposure to the intermediate part of the curve during a period when the shorter maturities outperformed their intermediate counterparts. As the municipal yield curve steepened, shorter yields rallied while the intermediate- to long-portions of the curve sold off.

PORTFOLIO RESULTS
  Outlook

We believe that the outlook for economic growth in the U.S. lies on the downside. U.S. consumption appears much bleaker going forward. For example, job growth is slower, wages are modest, financing costs are higher, savings rates are low and a slower equity market may jeopardize wealth perception. All of these factors may put a damper on already diminished consumer confidence levels.

While the typical relationship between municipal bonds and Treasuries experienced a dislocation this summer through the fall, we believe this should dissipate in the near term. Volatility may continue for the next several weeks as the market analyzes headlines surrounding municipal bond insurers. As such, we anticipate that the municipal yield curve should continue to slightly steepen over the next several months. Though long-term interest rates may rise in the short term due to risk aversion in the markets, we believe they are likely to come down over the next several months. We believe a more substantial decline will occur on the short end of the curve, as shorter-term rates decline as a result of continued Fed easing. Furthermore, we believe municipal credit fundamentals remain very strong. As a result, spreads may contract if, as we anticipate, the technical backdrop improves and new municipal supply tapers off through the remainder of 2007.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 20, 2007

FUND BASICS
Tennessee Municipal Fund
as of October 31, 2007
PERFORMANCE REVIEW

		Lehman Brothers
November 1, 2006–	Fund Total Return	Aggregate Municipal	30-Day Taxable	30-Day
October 31, 2007	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	2.11%	2.91%	4.95%	3.22%
Class C	1.35	2.91	4.11	2.67
Institutional	2.48	2.91	5.72	3.72

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2007 federal income tax rate of 35%.

[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	-2.46%	-0.16%	6/5/06
Class C	0.40	2.61	6/5/06
Institutional	2.54	3.75	6/5/06

[5]	The Goldman Sachs Tennessee Municipal Fund first began operations as the Tennessee Tax-Free Portfolio of First Funds (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance of the Predecessor Fund prior to the reorganization is not provided in the above tables because, as part of the reorganization, the Predecessor Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. Additional total return information about the Predecessor Fund is provided in the Financial Highlights table, which is part of this report.

The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.90%	1.36%
Class C	1.65	2.11
Institutional	0.53	0.99

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on June 5, 2006 (the date the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust) in the Institutional Shares of the Goldman Sachs Tennessee Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Tennessee Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from June 5, 2006 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Since Inception
Class A (commenced June 5, 2006)
Excluding sales charges	2.11%	3.55%
Including sales charges	-2.51%	0.23%

Class C (commenced June 5, 2006)
Excluding contingent deferred sales charges	1.35%	2.79%
Including contingent deferred sales charges	0.34%	2.79%

Institutional Class (commenced June 5, 2006)	2.48%	3.93%

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 91.4%

Alabama – 2.3%
Alabama Agricultural & Mechanical University RB Series 1998 (MBIA) (AAA/Aaa)
$1,000,000	4.550%	11/01/09	$1,019,989
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
2,035,000	5.000	12/01/11	2,052,074
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
600,000	5.000	11/15/09	611,100
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (A+/A1)
3,500,000	5.250	01/01/11	3,670,625

			7,353,788

Arizona – 2.8%
Arizona Health Facilities Authority Hospital Systems RB PA 1456 (RITES)(a)(b)
500,000	6.381	02/02/15	472,650
Arizona Health Facilities Authority RB for Banner Health Series 2007 B (AA-)(c)
2,150,000	4.315	01/02/08	1,999,049
City of Phoenix GO Bonds Series 2000 (AAA/Aa1)(d)
5,000,000	5.250	07/01/10	5,231,450
Pinal County Arizona IDA RB for Correctional Facilities Contract Florence West Prison Project Series 2006 A (ACA)(A)
750,000	4.500	10/01/09	754,050
Queen Creek Arizona Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
1,000,000	5.000	01/01/09	1,006,970

			9,464,169

Arkansas – 0.7%
Springdale Arkansas Sales & Use Tax RB Series 2004 (MBIA) (AAA/Aaa)
1,310,000	4.000	07/01/10	1,311,480
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
1,000,000	5.000	02/01/11	1,022,410

			2,333,890

California – 7.2%
Abag Finance Authority for Nonprofit Corporations California Multi-Family RB Refunding for Housing United Dominion Series 2000 B (BBB/Baa2)(b)
1,500,000	6.250	08/15/08	1,524,555
Adelanto Public Financing Authority RB Refunding Series 2006
1,460,000	4.050	09/15/11	1,451,182
California Health Facilities Financing Authority RB for Catholic West Unrefunded Balance Series 2004 H (A/A2)(b)
3,785,000	4.450	07/01/11	3,843,516
California Health Facilities Financing Authority RB Pre-Refunded for Catholic West Series 2004 H (A/A2)(c)(d)
340,000	4.450	07/01/11	351,098
California Infrastructure & Economic Development Bank Variable RB for J Paul Getty-A-RMKT 08/02/06 Series 2003 B (AAA/Aaa)(b)
4,650,000	3.900	12/01/11	4,728,771
California State GO Bonds Pre-Refunded-2007 Series 2001 (A+/Aaa)(d)
1,450,000	5.125	06/01/11	1,532,940
Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006
100,000	4.100	09/02/09	100,013
100,000	4.350	09/02/11	99,855
Del Mar Race Track Authority RB Series 2005
600,000	5.000	08/15/09	607,692
Foothill-De Anza Community College District GO Bonds Series 2007 A (AMBAC) (AAA/Aaa)
2,070,000	4.000	08/01/11	2,098,628
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (ETM) (AAA/Aaa)
2,000,000	5.000	06/01/10	2,079,120
Kings River Conservation District COPS for Peaking Project Series 2004 (Baa1)
300,000	5.000	05/01/11	310,170
300,000	5.000	05/01/12	312,090
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(d)
4,590,000	5.250	06/01/12	4,924,519
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Refunding Senior Series 2006 A-1 (BBB/Baa3)
500,000	4.750	06/01/25	472,540

			24,436,689

Colorado – 0.6%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
250,000	4.500	12/01/07	249,980
400,000	4.500	12/01/08	400,112
500,000	4.500	12/01/09	500,280
500,000	5.000	12/01/10	506,795
Colorado Health Facilities Authority RB for Evangelical Lutheran Series 2005 (A-/A3)
255,000	5.000	06/01/08	257,012
275,000	5.000	06/01/09	280,742

			2,194,921

Delaware – 1.1%
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
605,000	5.000	06/01/09	612,823
New Castle County Delaware GO Bonds Series 2006 A (AAA/Aaa)
2,915,000	5.000	07/15/11	3,074,480

			3,687,303

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – 4.2%
Broward County Florida Resource Recovery RB Refunding for Wheelabrator Series 2001 A (AA/A3)
$4,000,000	5.375%	12/01/10	$4,105,160
Florida State Board of Education GO Bonds Series 2002 B (AAA/Aa1)
1,505,000	5.375	01/01/11	1,587,158
Halifax Hospital Medical Center Hospital RB for Refunding & Improvement Series 2006 A
1,000,000	5.000	06/01/13	1,038,340
855,000	5.000	06/01/14	890,910
Highlands County Florida Health Facilities Authority RB for Adventist Health/Sunbelt Hospital Series 2002 (A+/A1)(b)
2,450,000	3.950	09/01/12	2,425,500
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health Hospital Series 2005 B (A+/A1)
400,000	5.000	11/15/08	406,040
Lee County IDA Care RB Refunding for Shell PT/Alliance Community Project Series 2007 (BBB-)
2,500,000	5.000	11/15/13	2,552,075
Meadow Pointe II Community Development District RB Refunding for Capital Improvement Series 2004 A (Baa3)
620,000	2.800	05/01/08	613,533
300,000	3.000	05/01/09	293,289
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 B
215,000	5.000	05/01/09	211,532
Tampa Palms Open Space & Transportation Community Development District Revenue for Special Assessment Refunding Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
210,000	3.125	05/01/09	209,168

			14,332,705

Georgia – 3.5%
Atlanta Georgia RB Refunding for General Airport and Marina Improvements Series 2000 A (FGIC) (AAA/Aaa)(d)
2,500,000	5.500	01/01/10	2,631,900
Banks County Georgia GO Bonds Series 2006 (AMBAC) (AAA/Aaa)
1,000,000	5.000	12/01/09	1,032,340
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
1,400,000	4.850	06/01/09	1,397,648
Floyd County Georgia Sales Tax GO Series 2007 (Aa3)
5,000,000	5.000	01/01/09	5,090,250
Fulton Dekalb Georgia Hospital Authority RB Refunding Certificates Series 2003 (FSA) (AAA/Aaa)
1,705,000	5.000	01/01/11	1,777,599

			11,929,737

Guam – 0.6%
Guam Education Financing Foundation COPS Public School Facilities Project Series 2006 A (A-)
1,080,000	5.000	10/01/08	1,093,705
1,030,000	5.000	10/01/12	1,074,960

			2,168,665

Idaho – 0.2%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-)
120,000	4.125	09/01/08	119,682
250,000	4.375	09/01/10	248,643
425,000	5.000	09/01/11	430,423

			798,748

Illinois – 5.3%
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvement Series 2000 (XLCA) (AAA/Aaa)(d)
4,610,000	5.650	01/01/11	4,904,856
Chicago Illinois Park District Parking Facility RB Series 1999 (ACA) (A/Baa1)(d)
4,015,000	6.000	01/01/10	4,218,882
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)(A)
300,000	5.000	11/15/11	307,575
1,070,000	6.250	11/15/13	1,142,728
Illinois Educational Facilities Authority RB for University of Chicago-B-RMKT 07-02-07 Series 1998 (AA/Aa1)(b)
6,000,000	4.050	07/01/09	6,044,700
Illinois Municipal Electric Agency RB Refunding Series 2007 C (FGIC) (AAA/Aaa)
1,200,000	5.000	02/01/11	1,253,856

			17,872,597

Indiana – 1.7%
Anderson Indiana RB Refunding for Improvement Anderson University Project Series 2007
310,000	4.500	10/01/08	310,862
605,000	4.500	10/01/10	608,576
Anderson Indiana Transportation Finance Authority Highway RB Series 2000 (MBIA-IBC) (AAA/Aaa)(d)
3,600,000	5.500	12/01/10	3,817,584
Indiana Health & Educational Facilities Financing Authority Hospital RB Refunding for Clarian Health Obligation Group Series 2006 B (A+/A2)
1,000,000	5.000	02/15/10	1,019,540

			5,756,562

Iowa – 0.4%
Iowa Finance Authority Health Facilities RB Refunding for Development Care Initiatives Project Series 2006 A (BBB-)
1,285,000	5.000	07/01/09	1,294,458

Kansas – 0.8%
Junction City Kansas GO Bonds Temporary Notes Series 2006 E
1,250,000	5.000	12/01/07	1,250,851

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Kansas – (continued)
Kansas State Development Finance Authority Health Facilities RB for Hays Medical Center, Inc. Series 2005 L (A2)
$425,000	4.000%	11/15/08	$426,908
500,000	5.250	11/15/10	518,085
Lawrence Kansas Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
350,000	5.000	07/01/10	359,517

			2,555,361

Kentucky – 0.8%
Kentucky Rural Water Financial Corp. RB for Flexible Term Program Series 2007 C (AA-)
2,790,000	4.000	02/01/09	2,807,661

Louisiana – 3.4%
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005
2,500,000	4.750	05/01/15	2,486,000
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (AAA/Aaa)
440,000	5.000	07/01/10	455,334
350,000	5.000	07/01/12	368,666
Louisiana Public Facilities Authority RB for Hurricane Recover Program Series 2007 (AMBAC) (AAA/Aaa)
2,030,000	4.000	06/01/12	2,060,491
Louisiana Public Facilities Authority RB for Ochsner Clinic Foundation Project Pre-Refunded Series 2002 A (MBIA) (Aaa)(a)
2,245,000	5.000	05/15/08	2,264,083
Louisiana State GO Bonds Series 2000 A (FGIC) (AAA/Aaa)(d)
3,000,000	5.250	11/15/10	3,157,500
Morehouse Parish PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
800,000	5.250	11/15/13	831,784

			11,623,858

Maryland – 1.7%
County of Montgomery GO Bonds for Construction Public Improvement Series 2001 (AAA/Aaa)(d)
5,000,000	4.750	02/01/11	5,235,800
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
200,000	4.000	07/01/09	199,452
100,000	4.000	07/01/12	98,659
100,000	5.000	07/01/13	103,020
200,000	5.000	07/01/16	206,512

			5,843,443

Massachusetts – 4.1%
Commonwealth of Massachusetts GO Bonds Refunding Series 2002 A (MBIA) (AAA/Aaa)
8,330,000	5.500	02/01/11	8,840,712
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
445,000	5.000	08/15/10	454,096
780,000	5.000	08/15/11	799,352
465,000	5.000	08/15/12	478,085
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
2,000,000	5.250	07/01/09	2,040,620
Massachusetts State Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
85,000	5.000	07/15/08	85,369
350,000	5.000	07/15/09	353,542
500,000	5.000	07/15/10	506,625
285,000	5.000	07/15/11	289,104

			13,847,505

Michigan – 3.0%
Michigan State Building Authority RB for Facilities Program Series 2002 III (ETM) (A+/A1)
3,595,000	5.000	10/15/10	3,751,706
Michigan State Hospital Finance Authority RB Refunding for Botsford Hospital Obligations Series 1998 A (MBIA) (AAA/Aaa)
2,510,000	4.850	02/15/10	2,567,705
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2006 A (A/A1)
500,000	5.000	11/15/07	500,198
400,000	5.000	11/15/08	406,040
500,000	5.000	11/15/10	514,120
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BBB-/Baa3)
250,000	5.000	06/01/08	250,523
250,000	5.000	06/01/09	251,415
845,000	5.000	06/01/10	850,839
980,000	5.000	06/01/12	988,722

			10,081,268

Minnesota – 0.4%
Minneapolis Minnesota Health Care Systems RB for Fairview Health Services Series 2002 B (MBIA) (AAA/(Aaa)
1,430,000	5.125	05/15/08	1,442,555

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Center Hospital Series 2006 A (BBB+)
1,105,000	4.000	12/01/08	1,102,790

Missouri – 1.0%
Missouri State Development Financial Board Infrastructure Facilities Tax Allocation Independence-Centerpoint Project Series 2007 E (A+)
225,000	5.000	04/01/11	233,251

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Missouri – (continued)
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for State Revolving Fund Program Series 2001 B (AAA/Aaa)
$3,000,000	5.250%	07/01/09	$3,090,930

			3,324,181

Montana – 0.8%
Forsyth Montana PCRB Refunding Portland General Series 1998 A RMKT 05/01/03 (BBB+/Baa1)(b)
1,000,000	5.200	05/01/09	1,016,290
Montana Facility Finance Authority Hospital RB for St. Peters Hospital Project Series 2007 (A3)
400,000	4.000	06/01/08	400,888
1,245,000	5.000	06/01/10	1,277,868

			2,695,046

Nevada – 2.3%
Clark County Airport RB Sub Lien Series 1998 A (MBIA) (AAA/Aaa)
1,250,000	6.000	07/01/08	1,270,338
Clark County GO Bonds Series 2000 (MBIA) (AAA/Aaa)(d)
1,030,000	5.500	07/01/10	1,084,157
Henderson Nevada Local Improvement Special Assessment Refunding for District No. T-14 Senior Limited Obligation Series 2007 A (FSA) (AAA)
1,555,000	4.250	03/01/10	1,579,693
1,680,000	4.250	03/01/11	1,714,894
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006
330,000	4.350	12/01/09	328,505
655,000	4.600	12/01/11	649,708
725,000	4.700	12/01/12	717,888
630,000	4.800	12/01/14	621,073

			7,966,256

New Hampshire – 0.5%
New Hampshire Health & Education Facilities Authority Hospital RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
215,000	5.000	07/01/09	217,436
355,000	5.000	07/01/11	361,738
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (Baa3)
355,000	5.000	06/01/10	358,823
375,000	5.250	06/01/11	382,436
395,000	5.250	06/01/12	405,136

			1,725,569

New Jersey – 5.1%
Bayonne Redevelopment Agency RB Series 2007 A
1,000,000	5.000	04/11/09	1,005,870
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
2,000,000	5.000	09/15/10	2,060,020
New Jersey State Educational Facilities Authority RB Refunding for Fairleigh Dickinson University Series 2004 C
1,405,000	5.000	07/01/08	1,413,205
New Jersey State Turnpike Authority Turnpike RB Series 2000 A (MBIA) (AAA/Aaa)(d)
1,750,000	5.750	01/01/10	1,834,315
New Jersey Transportation Trust Fund Authority RB for Transportation Systems Series 2001 C (FSA) (AAA/Aaa)
5,285,000	5.750	12/15/12	5,810,910
Tobacco Settlement Financing Corp. RB Asset Backed Bonds Series 2002 (AAA/Aaa)
4,685,000	5.750	06/01/12	5,014,871
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(d)
330,000	4.375	06/01/08	331,746

			17,470,937

New York – 4.9%
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2004 A (MBIA) (AAA/Aaa)
600,000	5.000	11/15/10	627,396
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (FSA) (BBB+/Baa1)
1,480,000	5.000	08/01/13	1,542,027
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital Project Series 2005 (BBB+/Baa1)
1,000,000	5.000	08/01/12	1,038,780
New York City Health & Hospital Corp. RB Refunding for Health Systems Series 2003 A (AMBAC) (AAA/Aaa)
500,000	5.000	02/15/11	521,905
New York City Industrial Development Agency Civic Facility RB for Polytechnic University Project Series 2000 (AAA)
250,000	5.200	11/01/07	250,010
New York City Industrial Development Agency Civic Facility RB for Polytechnic University Project Series 2007 (ACA)
1,630,000	5.000	11/01/11	1,670,815
New York GO Bonds Refunding Series 2002 C (AA/Aa3)
2,000,000	5.250	08/01/10	2,090,540
New York State Dormitory Authority RB for New York University Hospitals Center Series 2007 A (BB/Ba2)
1,000,000	5.000	07/01/09	1,014,050
1,000,000	5.000	07/01/11	1,024,410
New York State Dormitory Authority RB Pre-Refunded for Mount Sinai Health Series 2000 A (Baa1)(d)
5,160,000	6.625	07/01/10	5,634,307
Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
250,000	5.000	12/01/08	252,198
Tobacco Settlement Financing Corp. RB Series 2003 B-1 (AA-/A1)
1,000,000	5.000	06/01/10	1,035,820

			16,702,258

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

North Carolina – 0.5%
Albemarle Hospital Authority RB Refunding Series 2007 (BBB)
$250,000	4.250%	10/01/09	$249,448
270,000	5.000	10/01/10	274,288
North Carolina Eastern Municipal Power Agency RB Refunding Series 2003 C (BBB/Baa1)
1,190,000	5.000	01/01/08	1,192,142

			1,715,878

Oklahoma – 0.8%
Oklahoma County Finance Authority Educational Facilities Lease RB for Western Heights Public Schools Project Series 2006 (Assured GTY) (AAA)
1,390,000	5.000	09/01/10	1,446,253
Oklahoma Development Finance Authority Hospital RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
700,000	4.250	12/01/09	698,607
730,000	4.375	12/01/10	727,803

			2,872,663

Oregon – 0.8%
Klamath Falls Oregon Intercommunity Hospital Authority RB Pre-Refunding for Merle West Medical Center Project Series 2002 (BBB)(d)
550,000	5.800	09/01/12	607,470
520,000	5.900	09/01/12	576,618
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BBB)
400,000	5.500	09/01/11	412,460
550,000	5.600	09/01/12	573,991
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BBB)
325,000	5.800	09/01/14	341,481
305,000	5.900	09/01/15	321,022

			2,833,042

Pennsylvania – 6.8%
Allegheny County Hospital Development Authority RB for University of Pittsburg Medical Center Series 2003 B (AA-/Aa3)
3,000,000	5.000	06/15/10	3,084,060
Allegheny County Redevelopment Authority for Tax Increment Refunding Waterfront Project Series 2007 A
1,255,000	5.000	12/15/10	1,299,490
1,300,000	4.250	12/15/12	1,320,254
Commonwealth of Pennsylvania GO Bonds Second Series 2005 (AA/Aa2)
8,880,000	5.250	01/01/11	9,337,320
Montgomery County Higher Education & Health Authority Hospital RB for Abington Memorial Hospital Series 1998 A (AMBAC) (AAA/Aaa)
3,775,000	4.800	06/01/10	3,837,967
Pennsylvania State Higher Educational Facilities Authority State System RB Series 2006 AE (MBIA) (AAA/Aaa)
1,895,000	5.000	06/15/09	1,942,072
2,340,000	5.000	06/15/12	2,477,966

			23,299,129

Puerto Rico – 3.2%
Children’s Trust Fund RB for Asset Backed Bonds Series 2002 (BBB/Baa2)
800,000	5.000	05/15/08	804,624
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB-/Baa3)
5,000,000	5.000	12/01/09	5,124,350
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Ba1)(b)
4,700,000	5.750	02/01/12	4,985,478

			10,914,452

Rhode Island – 2.9%
Rhode Island Health & Educational Building Corp. RB for Higher Educational Facilities Series 2000 B (AMBAC) (AAA/Aaa)(d)
5,000,000	5.700	09/15/10	5,354,750
Rhode Island Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (Baa2)(d)
585,000	4.300	09/15/08	589,259
610,000	4.500	09/15/08	615,466
635,000	4.750	09/15/08	642,029
2,000,000	6.000	09/15/08	2,043,140
Rhode Island Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (ETM) ( Baa2)
485,000	4.000	09/15/08	487,309

			9,731,953

South Carolina – 2.2%
Lexington One School Facilities Corp. Installment Purchase RB for Lexington County School District No. 1 Series 2006 (A1)
500,000	5.000	12/01/10	519,880
South Carolina Jobs Economic Development Authority Hospital Facilities RB Refunding & Improvement for Palmetto Series 2003 C (ACA)(A)
3,035,000	5.000	08/01/08	3,062,436
South Carolina Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
3,750,000	6.000	05/15/22	3,804,488

			7,386,804

Tennessee – 6.1%
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Series 2006 A (BBB+/Baa1)
665,000	4.500	07/01/10	671,098
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (MBIA) (AAA/Aaa)
4,430,000	5.000	10/01/11	4,663,860

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Tennessee – (continued)
Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AAA/Aaa)(d)
$5,000,000	5.500%	10/15/11	$5,367,250
Shelby County Health Educational & Housing Facilities Board RB for Baptist Memorial Healthcare Series 2004 A (AA)
1,260,000	5.000	09/01/08	1,273,280
8,820,000	5.000	10/01/08	8,924,782	(b)

			20,900,270

Texas – 1.9%
Mesquite Texas Health Facility Development Corp. RB for Christian Care Retirement Facility Series 2005 (BBB-)
170,000	5.000	02/15/08	170,304
395,000	5.000	02/15/09	397,935
610,000	5.000	02/15/10	615,832
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (AA/Aa3)
2,000,000	5.000	10/01/08	2,017,720
Tarrant County Health Facilities Development Corp. RB for Texas Health Resources System Series 1997 A (MBIA) (AAA/Aaa)(d)
2,100,000	5.750	02/15/08	2,155,167
Tomball Texas Hospital Authority RB Refunding Series 2005 (Baa3)
1,140,000	5.000	07/01/08	1,146,509

			6,503,467

U.S. Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,525,000	5.000	10/01/10	1,573,144

Utah – 0.6%
Salt Lake County Utah Municipal Building Authority Lease RB Series 1999 (AA+/Aa1)(d)
2,000,000	5.500	10/01/09	2,076,800

Virginia – 3.9%
Fairfax County Virginia Economic Development Authority Lease RB for Public Uses Complex Project Series 2006 (AA+/Aa1)
2,650,000	5.000	05/15/10	2,747,282
Harrisonburg Virginia Public Improvement GO Bonds Series 2006 (FSA) (AAA/Aaa)
1,190,000	5.000	02/01/10	1,229,877
Pocahontas Parkway Association Virginia Toll Road RB for Capital Appreciation Senior Series 1998 B (AAA)(d)(e)
4,130,000	0.000	08/15/08	3,300,944
Rappahannock Virginia Regional Jail Authority Facilities RB GANS Series 2006 (AA3/MIG1)
2,500,000	4.250	12/01/09	2,519,500
Tobacco Settlement Financing Corp. RB Asset Backed Series 2005 (AAA/Aaa)
3,619,000	4.000	06/01/13	3,624,971

			13,422,574

Washington – 0.8%
Clark County Public Utility District No. 1 RB Series 2007 (FGIC) (AAA/Aaa)
430,000	4.000	01/01/08	430,348
King County Washington Public Hospital District No. 2 GO Bonds Refunding & Improvement for Evergreen Healthcare Series 2006 (MBIA) (AAA/Aaa)
1,000,000	4.000	12/01/10	1,010,640
Washington State GO Bonds Series 2000 B (AAA/Aa1)(d)
1,225,000	6.000	01/01/10	1,289,815

			2,730,803

Wisconsin – 0.7%
Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 (AMBAC) (ETM) (AAA/Aaa)
55,000	5.300	10/01/08	55,942
Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 Unrefunded Balance (AMBAC) (AAA/Aaa)
265,000	5.300	10/01/08	269,468
Wisconsin Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
695,000	4.000	05/01/08	693,895
715,000	4.000	05/01/09	711,325
Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
125,000	4.125	05/15/09	124,696
260,000	4.125	05/15/10	258,427
Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
105,000	4.125	05/15/10	104,365

			2,218,118

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $309,585,245)			$310,992,017

Other Municipals – 6.1%

MMA Financial CDD Senior Securitization Trust RB for Various States Bartram Springs Passthru Series 2003 B (A1)(f)
$5,972,019	3.375%	11/01/08	$5,924,780
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (A3) (b)(f)
2,000,000	4.950	09/30/12	2,008,540
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A Class A (A1)(f)
9,925,000	4.050	05/04/10	9,899,394
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2006 Class A (A1)(f)
2,987,000	4.220	11/02/10	3,004,922

TOTAL OTHER MUNICIPALS
(Cost $20,911,103)			$20,837,636

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Investments – 1.2%

Massachusetts – 0.7%
Commonwealth of Massachusetts GO Bonds for Various Construction Loan Note Series 2006 B (AA/Aa2)(c)
$2,100,000	3.640%	11/01/07	$2,100,000

Tennessee – 0.5%
Blount County Public Building Authority VRDN RB for Local Government Building Improvement Series 2005 C (XLCA) (VMIG1)(c)
200,000	3.620	11/01/07	200,000
Sevier County Public Building Authority VRDN RB for Local Government Public Improvement Series 2004 D2 (AMBAC) (VMIG1)(c)
700,000	3.620	11/01/07	700,000
Sevier County Public Building Authority VRDN RB for Local Government Public Improvement Series 2005 E4 (AMBAC) (VMIG1)(c)
875,000	3.620	11/01/07	875,000

			1,775,000

TOTAL SHORT TERM INVESTMENTS
(Cost $3,875,000)			$3,875,000

TOTAL INVESTMENTS – 98.7%
(Cost $334,371,348)			$335,704,653

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			4,570,836

NET ASSETS – 100.0%			$340,275,489

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect at October 31, 2007.

(c)	Variable rate security. Maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	Prerefunded security. Maturity date disclosed is prerefunding date.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,837,636 which represents approximately 6.1% of net assets as of October 31, 2007.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

The Portfolio had the following insurance concentration at 10% or greater of net assets at October 31, 2007: MBIA 11.3%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
CDD	—	Community Development District
CIFG	—	CIFC Assurance North America, Inc.
COPS	—	Certificate of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FSA	—	Insured by Financial Security Assurance Co.
GANS	—	Grant Anticipation Notes
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GTY AGMT	—	Guaranteed Agreement
ICR	—	Insured Custodial Receipts
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance – Insured Bonds Certificates
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
RITES	—	Residual Interest Tax Exempt Securities
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. – Insured Custodial Receipts
VRDN	—	Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 98.2%

California – 88.0%
Abag Finance Authority RB for Non-Profit Corps. for San Diego Hospital Association Series 2001 A (A-/Baa1)
$725,000	6.125%	08/15/20	$758,385
Abag Finance Authority RB for Non-Profit Corps. for Sansum-Santa Barbara Series 2002 A (CA MTG INS) (A+)
2,000,000	5.500	04/01/21	2,086,340
Abag Finance Authority RB for Non-Profit Corps. for United Dominion Housing Series 2000 B (GTY AGMT) (BBB-/Baa2)(a)
1,000,000	6.250	08/15/08	1,016,370
Banning Utility Authority Water Enterprise RB for Refunding and Improvement Projects Series 2005 (FGIC) (AAA/Aaa)
1,135,000	5.000	11/01/22	1,189,401
Bay Area Infrastructure Financing Authority RB for State Payment Acceleration Notes Series 2006 (FGIC) (AAA/Aaa)
1,500,000	5.000	08/01/17	1,609,725
Brentwood Infrastructure Financing Authority Special Assessment Refunding Subseries 2005 B
235,000	5.000	09/02/25	225,346
California Educational Facilities Authority RB for California Institute of Technology Series 2003 A (AAA/Aaa)(b)
1,000,000	5.000	10/01/11	1,058,400
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2005 G (A/A2)
1,000,000	5.000	07/01/10	1,026,430
California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A2)(a)
805,000	4.450	07/01/11	817,445
California Health Facilities Financing Authority RB for Catholic West Prerefunded Series 2004 H (A/A2)(b)(c)
70,000	4.450	07/01/11	72,285
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AAA/Aaa)
505,000	5.750	09/01/23	559,192
California Municipal Finance Authority COPS for Community Hospitals Central California Series 2007 (BBB-/Baa2)
1,250,000	5.250	02/01/27	1,250,800
California Municipal Finance Authority RB for University Students Cooperation Association Series 2007 (BBB-)
790,000	5.000	04/01/22	785,955
California Special Districts Association Finance Corp. COPS for Montecito San District Series 2007 UU (MBIA) (AAA/Aaa)
750,000	5.000	07/01/33	775,500
California State Department of Transportation RANS for Federal Highway Grant Series 2004 A (FGIC) (AAA/Aaa)
1,000,000	5.000	02/01/12	1,060,180
California State Economic Recovery GO Bonds Series 2004 A (AA+/Aa3)
1,000,000	5.250	01/01/10	1,037,250
California State GO Bonds for Various Purposes Series 2007 (A+/A1)
2,500,000	5.000	06/01/37	2,532,175
California State GO Bonds Prerefunded-2007 Series 2001 (A+/Aaa)(b)
1,000,000	5.125	06/01/11	1,057,200
California State GO Bonds Series 2003 (A+/A1)
2,000,000	5.250	02/01/15	2,143,880
California State Public Works Board RB for California Community College Series 2007 B (FGIC) (AAA/Aaa)
2,000,000	5.000	03/01/24	2,101,760
California State Public Works Board RB for Department of Mental Health Coalinga Series 2004 A (A/A2)
1,000,000	5.000	06/01/11	1,045,140
California State Public Works Board RB Refunding for Department of Health Services Series 2005 K (A/A2)
200,000	5.000	11/01/22	205,566
California State University Fresno Association, Inc. RB for Auxiliary Organization Event Center Series 2002 (Ba1)(b)
875,000	6.750	07/01/12	969,150
California Statewide Communities Development Authority RB for Daughters of Charity Health Series 2005 F (BBB+)
500,000	5.000	07/01/09	506,945
California Statewide Communities Development Authority RB for Front Porch Communities & Services Series 2007 A (BBB)
1,000,000	5.125	04/01/37	958,230
California Statewide Communities Development Authority RB for Henry Mayo Newhall Memorial Hospital Series 2007 (CA MTG INS) (A+)
1,000,000	5.000	10/01/37	1,000,740
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+)(a)
725,000	3.850	06/01/12	721,680
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2006 B (A+)
1,000,000	5.250	03/01/45	1,011,350
Carson Public Financing Authority RB for Special Assessment Series 2006 A (Radian) (AA)
635,000	4.375	09/02/26	594,277
Central Coast Water Authority RB Refunding for State Water Project Regional Facilities Series 2006 A (FSA) (AAA/Aaa)
1,200,000	4.000	10/01/10	1,221,732
Colton Joint Unified School District GO Bonds for Election of 2001 Series 2006 C (FGIC) (AAA/Aaa)
500,000	5.250	02/01/22	535,670
Coronado Community Development Agency Tax Allocation Refunding for Coronado Community Development Project Series 2006 (FGIC) (AAA/Aaa)
1,000,000	5.000	09/01/22	1,047,140
Del Mar Race Track Authority RB Series 2005 (BBB-)
1,000,000	5.000	08/15/08	1,005,770
Eastern Municipal Water District Community Facilities Special Tax for Area Improvement District 2004-32 Series 2007 A
340,000	5.000	09/01/37	307,380
Eastern Municipal Water District Community Facilities Special Tax for Cottonwood District 2004-27 Series 2006
100,000	5.000	09/01/27	95,748

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Fillmore Public Financing Authority RB for Fillmore Water Recycling Facilities Series 2007 (CIFG) (AAA/Aaa)
$1,000,000	5.000%	05/01/37	$1,026,600
Foothill-De Anza Community College District of California GO Bonds Series 2007 A (AMBAC) (AAA/Aaa)
1,500,000	5.000	08/01/27	1,558,515
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bond Series 2007 A-1 (BBB/Baa3)
1,000,000	5.750	06/01/47	961,050
Hollister Joint Powers Financing Authority RB Refunding and Improvement Project Series 2006-1 (FSA) (AAA)
500,000	5.000	06/01/17	539,355
Jurupa Community Services District Special Tax Community Facilities District No. 30 Series 2007 A
1,000,000	5.600	09/01/37	994,170
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
1,455,000	5.000	05/01/10	1,494,692
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
275,000	5.000	09/01/25	264,314
Lammersville School District Community Facilities District No. 2002 Special Tax for Mountain House Series 2006
250,000	5.000	09/01/26	238,825
Long Beach Bond Finance Authority RB for Natural Gas Purchase Series 2007 A (A+/A1)
500,000	5.500	11/15/37	513,410
Los Angeles Community College District GO Bonds Series 2001 A (MBIA) (AAA/Aaa)(b)
1,250,000	5.500	08/01/11	1,341,825
Los Angeles Housing Authority Multi-Family Housing RB Refunding Series 2007 A (FNMA) (AAA)
1,500,000	5.000	08/15/37	1,502,190
Los Angeles Unified School District GO Bonds Series 2003 A (MBIA) (AAA/Aaa)(b)
1,250,000	5.375	07/01/13	1,367,913
Manteca Unified School District GO Bonds Refunding Series 2005 (FGIC) (AAA/Aaa)
775,000	5.000	08/01/20	820,803
Mission Springs Water District Improvement Bond Act of 1915 Special Assessment for District No. 13 Series 2005
275,000	5.000	09/02/21	269,074
New Haven Union High School District GO Bonds Refunding Series 2005 (MBIA) (AAA/Aaa)
1,250,000	5.250	08/01/21	1,352,175
Northern California Gas Authority No. 1 Gas Project RB Series 2007 A (AA-/Aa3)
1,500,000	5.000	07/01/10	1,540,785
Olivenhain Municipal Water District California Bond Act of 1915 Special Assessment for Reassessment of District No. 96-1 Series 2007 (FGIC) (AAA)
1,500,000	5.000	09/02/27	1,546,905
Palmdale Improvement Bond Act of 1915 Special Assessment District No. 2006-1 Series 2006
500,000	5.000	09/02/36	453,455
Palo Alto Improvement Bond Act 1915 Special Assessment for University Avenue Area Off Shore Parking Series 2002 A (BBB)
355,000	5.250	09/02/16	362,718
1,055,000	5.250	09/02/17	1,077,767
Plumas Elementary School District COPS for Series 2007 (BBB)
1,000,000	5.250	06/01/37	1,001,390
Poway Unified School District Special Tax Community Facilities District No. 6-4 South Ranch Series 2005 (BBB)
200,000	4.850	09/01/20	197,172
Riverside County Public Financing Authority Tax Allocation Revenue Redevelopment Project Area No. 1 for Mid County Series 2006 B (MBIA) (AAA/Aaa)
575,000	5.000	10/01/15	620,494
Sacramento North Natomas Community Facilities 97-01 Special Tax Series 2005
1,210,000	5.000	09/01/23	1,181,480
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AAA/Aaa)
1,000,000	5.000	09/01/13	1,074,530
Santa Clarita Community College District GO Bonds for Capital Appreciation-Election 2006 Series 2007 (MBIA) (AAA/Aaa)(d)
2,030,000	0.000	08/01/36	468,179
Sierra View Local Health Care District RB Refunding Series 1998 (A-)
500,000	5.400	07/01/22	508,250
South Orange County Public Financing Authority Special Tax for Ladera Ranch Series 2005 A (AMBAC) (AAA/Aaa)
200,000	5.000	08/15/21	209,698
South Tahoe Joint Powers Financing Authority RB Refunding for South Tahoe Redevelopment Project No. 1 Series 2007 A (AMBAC) (AAA)
1,000,000	5.000	10/01/37	1,019,530
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(b)
1,180,000	5.250	06/01/12	1,265,998
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Series 2006 A1 (BBB/Baa3)
955,000	4.750	06/01/25	902,551
Turlock California Health Facilities COPS for Emanuel Medical Center Series 2007 B (BBB+)
1,000,000	5.500	10/15/37	1,009,880
Yuba City Redevelopment Agency Tax Allocation Redevelopment Project Series 2007 (Radian) (AA)
1,000,000	5.375	09/01/39	1,012,480

			64,088,710

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Guam – 1.5%
Northern Mariana Islands Commonwealth GO Bonds Series 2000 A (ACA) (AAA)(b)
$1,000,000	6.000%	06/01/10	$1,065,010

Puerto Rico – 6.5%
Puerto Rico Aqueduct & Sewer Authority RB Refunding Series 1995 (BBB-/Baa3)
250,000	6.250	07/01/12	274,108
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB-/Baa3)
1,500,000	5.000	12/01/09	1,537,305
Puerto Rico Electric Power Authority Series 2005 RR (XCLA) (AAA/Aaa)
2,000,000	5.000	07/01/26	2,093,040
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
270,000	5.000	03/01/09	273,777
575,000	5.000	03/01/12	590,916

			4,769,146

U.S. Virgin Islands – 2.2%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,100,000	5.000	10/01/08	1,111,209
500,000	5.000	10/01/14	527,420

			1,638,629

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $71,808,708)			$71,561,495

Short-Term Investments – 2.3%

California – 2.3%
California State Department of Water Resources Power Supply VRDN RB Series 2002 B-2 (A-1+/VMIG1)(c)
$1,300,000	3.460%	11/01/07	$1,300,000
Metropolitan Water District of Southern California VRDN RB Series 2005 B-2 (A-1+/VMIG1)(c)
350,000	3.450	11/01/07	350,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,650,000)			$1,650,000

TOTAL INVESTMENTS – 100.5%
(Cost $73,458,708)			$73,211,495

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5%)			(380,297)

NET ASSETS – 100.0%			$72,831,198

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Prerefunded security. Maturity date disclosed is prerefunding date.

(c)	Variable rate security. Maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

The Portfolio had the following insurance concentration at 10% or greater of net assets at October 31, 2007: FGIC 13.6%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
CA MTG INS	—	Insured by California Mortgage Insurance
CIFG	—	Insured by CIFG Assurance North America, Inc.
COPS	—	Certificate of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
GTY AGMT	—	Guaranteed Agreement
MBIA	—	Insured by Municipal Bond Investors Assurance
Radian	—	Insured by Radian Asset Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
VRDN	—	Variable Rate Demand Note
XLCA	—	Insured by XL Capital Assurance, Inc.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 94.2%

New York – 74.5%
Albany Industrial Development Agency Civic Facility RB for Albany State University Law School Refunding Series 2007 A (BBB)
$500,000	5.000%	07/01/31	$486,444
Amherst Industrial Development Agency Civic Facility RB for Daeman College Mandatory Tender Refunding Series 2006 A (Radian) (Manufacturers & Traders SPA) (AA)(a)
480,000	4.200	10/01/11	482,218
Erie County GO Bonds Refunding Series 2005 D-1 (MBIA) (AAA/Aaa)
300,000	5.000	06/01/21	317,121
Hudson Yards Infrastructure Corp. RB Series 2006 A (FGIC) (AAA/Aaa)
500,000	5.000	02/15/47	513,030
Long Island Power Authority Electric System RB Series 2006 C (A-/A3)
760,000	5.000	09/01/35	780,125
Long Island Power Authority Electric System RB Refunding Series 2006 D (A-/A3)
200,000	4.000	09/01/10	202,658
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital of Rochester Refunding Series 2005 (BBB+/Baa1)
580,000	5.000	08/01/12	602,492
300,000	5.000	08/01/22	303,585
New York City Industrial Development Agency RB for Polytechnic University Project Refunding Series 2007 (ACA) (A)
250,000	5.000	11/01/11	256,260
New York City Industrial Development Agency RB for Queens Baseball Stadium-Pilot Series 2006 (AMBAC) (AAA/Aaa)
500,000	5.000	01/01/19	536,010
475,000	5.000	01/01/36	492,993
New York City Municipal Water Finance Authority RB for Second General Resolution Refunding Series 2007 AA (AA/Aa3)
500,000	5.000	06/15/37	517,335
New York GO Bonds Refunding Series 2003 A (AA/Aa3)
500,000	5.000	08/01/12	529,105
New York GO Bonds Refunding Series 2003 D (AA/Aa3)
520,000	5.250	10/15/18	557,768
New York GO Bonds Series 2007 A1 (AA/Aa3)
750,000	5.000	08/01/20	795,660
New York State Dormitory Authority RB for Interfaith Medical Center Refunding Series 2007 (AA-)
850,000	4.750	02/15/12	884,629
New York State Dormitory Authority RB Non State Supported Debt for Kaleida Hospital Health Series 2006 (FHA) (AAA)
260,000	4.000	08/15/14	259,376
New York State Dormitory Authority RB Non State Supported Debt for New York University Hospitals Center Series 2006 (BB/Ba2)
500,000	5.000	07/01/13	514,345
New York State Dormitory Authority RB Non State Supported Debt for New York University Series 2007 A (AMBAC) (Aaa)
1,000,000	5.000	07/01/20	1,071,110
New York State Dormitory Authority RB Non State Supported Debt for North Shore Long Island Jewish Obligation Group Series 2007 A (A-/A3)
1,000,000	5.000	05/01/19	1,042,980
New York State Dormitory Authority RB Non State Supported Debt for Siena College Series 2006 (MBIA) (Aaa)
400,000	5.000	07/01/13	428,404
New York State Dormitory Authority State Personnel Income Tax RB for Education Series 2007 A (AAA)
750,000	5.000	03/15/19	805,020
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Financing Program Refunding Series 2002 F (AAA/Aaa)
325,000	5.250	11/15/20	345,157
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Funding Series 2007 D (AAA/Aaa)
600,000	5.000	03/15/20	645,930
New York State Thruway Authority Highway & Bridge Second Gen RB Series 2007 A (AMBAC/TCRS/BNY) (AAA)
500,000	5.000	04/01/21	532,800
Sales Tax Asset Receivables Corp. RB Series 2004 A (MBIA) (AAA/Aaa)
335,000	5.250	10/15/19	361,217
Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
500,000	5.000	12/01/07	500,353
725,000	5.000	12/01/08	731,373
300,000	5.000	12/01/14	307,710
Seneca County Industrial Development Agency Civic Facilities RB for New York Chiropractic College Refunding Series 2007 (BBB)
500,000	5.000	10/01/27	496,860
Suffolk County Industrial Development Agency Continuing Care Retirement RB for Jeffersons Ferry Project Refunding Series 2006 (BBB-)
250,000	5.000	11/01/12	256,203
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series 2003 A-1 (AA-/A1)
2,750,000	5.500	06/01/18	2,923,085

			19,479,356

Puerto Rico – 15.1%
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB-/Baa3)
775,000	5.000	12/01/09	794,274
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
225,000	5.000	03/01/09	228,148

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Puerto Rico – (continued)
Puerto Rico Infrastructure Financing Authority Special Tax for Refunding Series 2005 C (AMBAC) (AAA/Aaa)
$500,000	5.500%	07/01/24	$572,740
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Mandatory Tender Refunding Series 2004 A (LOC- Government Development Bank of Puerto Rico) (BBB-/Ba1)(a)
1,000,000	5.750	02/01/12	1,060,740
University of Puerto Rico RB Refunding Series 2006 P (BBB-/Baa2)
230,000	5.000	06/01/13	241,732
1,000,000	5.000	06/01/19	1,040,260

			3,937,894

U.S. Virgin Islands – 4.6%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
700,000	5.000	10/01/10	722,099
Virgin Islands Water and Power Authority RB Series 2007 A (BBB-/Baa3)
500,000	5.000	07/01/31	491,790

			1,213,889

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $24,530,155)			$24,631,139

Short-Term Investments – 4.1%

New York – 4.1%
New York City Industrial Development Agency VRDN RB for Liberty Bryant Park LLC Series 2004 B (A-1+/VMIG1)(b)
$100,000	3.580%	11/01/07	$100,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-3 Subseries 3B (A-1+/VMIG1)(b)
250,000	3.520	11/01/07	250,000
New York City Transitional Finance Authority VRDN RB for New York City Transitional Future Tax Secured Refunding Series Series 2002-C Subseries C2 (A-1+/VMIG1)(b)
600,000	3.480	11/01/07	600,000
New York State Environmental Facilities Corp Solid Waste Disposal RB for General Electric Co. Refunding RMKT Series 1987 A (AAA/Aaa)(b)
100,000	3.480	11/01/07	100,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,050,000)			$1,050,000

TOTAL INVESTMENTS – 98.3%
(Cost $25,580,155)			$25,681,139

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			453,476

NET ASSETS – 100.0%			$26,134,615

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Variable rate security. Maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at October 31, 2007.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

The Portfolio had the following insurance concentration at 10% or greater of net assets at October 31, 2007: AMBAC 12.3%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BNY	—	Insured by Bank of New York
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
SPA	—	Stand-by Purchase Agreement
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 98.0%

Alabama – 1.5%
Alabama Municipal Electric Authority Power Supply RB Series 2003 A (MBIA) (Aaa)
$1,000,000	5.000%	09/01/33	$1,029,620
Alabama Public School & College Authority RB for Capital Improvement Series 1999 D (AA/Aa2)
1,150,000	5.750	08/01/19	1,212,054
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
1,780,000	5.750	12/01/36	1,797,444
Birmingham Alabama GO Bonds for Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.550	08/01/21	1,059,440
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	592,233
100,000	5.000	11/15/21	101,318
Mobile Water & Sewer Commissioners RB Series 2002 (FGIC) (AAA/Aaa)
1,000,000	5.250	01/01/18	1,054,420
Puttable Floating Option Tax-Exempt Receipts Rites 1511 Series 2007(b)
2,740,000	7.843	10/01/38	2,672,706
Tuscaloosa Alabama GO Bonds Warrants Series 2000 (AA/Aa3)(a)
1,000,000	5.650	01/01/10	1,055,420

			10,574,655

Alaska – 1.4%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AAA/Aaa)
4,000,000	5.250	12/01/34	4,189,720
Alaska State Housing Finance Corp. RB Series 1999 A (MBIA) (AAA/Aaa)
2,490,000	6.000	06/01/49	2,542,863
Anchorage Alaska Water RB Refunding Series 2004 (MBIA) (AAA/Aaa)(a)
1,000,000	5.125	05/01/14	1,083,930
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2001 (AAA/Aaa)(a)
1,500,000	5.500	06/01/11	1,596,765

			9,413,278

Arizona – 1.3%
Arizona Health Facilities Authority Hospital Systems RB PA 1456 (RITES)(b)(c)
800,000	6.381	02/02/15	756,240
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC) (AAA/Aaa) (a)
3,410,000	5.750	07/01/14	3,827,418
Maricopa County Arizona Multi-Family Housing IDA RB for Place Five and Greenery Apartments Series 1996 A (ETM) (AAA)
165,000	5.850	01/01/08	165,619
Maricopa County Arizona Unified School District No. 41 Gilbert GO Bonds Prerefunded Series 1995 (FSA) (AAA/Aaa)(a)
2,304,000	6.250	07/01/08	2,346,693
Maricopa County Arizona Unified School District No. 41 Gilbert GO Bonds Unrefunded Balance Series 1995 (FSA) (AAA/Aaa)
196,000	6.250	07/01/15	199,502
Northern Arizona University RB Series 2003 (FGIC) (AAA/Aaa)(a)
1,235,000	5.500	06/01/14	1,366,639
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
500,000	5.000	01/01/26	492,925

			9,155,036

Arkansas – 0.8%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB/Baa2)(a)
4,000,000	7.250	02/01/10	4,312,840
Paragould Arkansas Sales and Use Tax RB Series 2001 (AMBAC) (AAA/Aaa)
795,000	5.100	06/01/18	808,420
Washington County Arkansas Hospital RB for Regional Medical Center Series 2005 A (BBB/Baa2)
150,000	5.000	02/01/35	141,682
Washington County Arkansas Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
150,000	5.000	02/01/30	143,772

			5,406,714

California – 20.6%
Abag Finance Authority RB for Non-Profit Corp. for San Diego Hospital Association Series 2001 A (A-/Baa1)
275,000	6.125	08/15/20	287,664
Bay Area Governments Association RB for Bay Area Infrastructure Financing Authority Series 2006 (FGIC) (AAA/Aaa)
7,500,000	5.000	08/01/17	8,048,625
California County Tobacco Securitization Agency RB for Stanislaus Subseries 2006 A (BBB) (d)
5,175,000	0.000	06/01/46	383,726
California County Tobacco Securitization Agency RB for Stanislaus Subseries 2006 B (BBB-) (d)
450,000	0.000	06/01/46	33,368
California Educational Facilities Authority RB for Claremont Mckenna College Series 2007 (Aa1)
350,000	5.000	01/01/38	361,235
California Housing Finance Agency RB for Home Mortgage AMT Series 2006 I (AA-/Aa2)
2,425,000	4.800	08/01/36	2,303,459
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AAA/Aaa)
1,000,000	5.750	09/01/23	1,107,310

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California State Economic Recovery GO Bonds Series A (AA+/Aa3)(e)
$3,750,000	5.250%	07/01/14	$4,093,175
California State GO Bonds for Various Purposes Series 2005 (A+/A1)
13,000,000	5.000	03/01/32	13,193,570
California State GO Bonds Series 2003 (A+/A1)
1,000,000	5.250	02/01/33	1,030,350
California State GO for Refunded Bonds Series 2000 (FGIC) (AAA/Aaa)(a)
1,205,000	5.250	09/01/10	1,267,431
California State GO for Unrefunded Balance Series 2000 (FGIC) (AAA/Aaa)(a)
75,000	5.250	09/01/10	78,886
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (FSA) (AAA/Aaa)
2,000,000	5.375	10/01/19	2,135,080
California State University Fresno Association, Inc. RB for Senior Auxiliary Organization Event Center Series 2002 (Baa3)(a)
1,000,000	6.000	07/01/12	1,114,540
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2007 B (A+)(f)
2,750,000	4.285	01/01/08	2,400,145
California Statewide Communities Development Authority RB for Kaiser Permanente RMKT Series 2001 C (A+)
250,000	5.250	08/01/31	255,605
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2006 B (A+)
14,000,000	5.250	03/01/45	14,158,900
Carson California Public Financing Authority Special Assessment Series 2006 A (Radian) (AA)
300,000	4.375	09/02/26	280,761
Cathedral City California Improvement Bond Act of 1915 Special Assessment for Limited Obligation Cove Improvement District 04-02 Series 2005
250,000	5.000	09/02/20	247,417
Chabot-Las Positas Community College District GO Bonds for Capital Appreciation Bonds Series 2006 C (AMBAC) (AAA/Aaa)(d)
6,340,000	0.000	08/01/35	1,542,966
Chino California Community Facilities District Special Tax Assessment No. 2 Series 2006
500,000	5.000	09/01/36	453,575
Chula Vista California Community Facilities District Special Tax No. 7 for Otay Ranch Village Eleven Series 2006 I
250,000	5.100	09/01/26	240,900
1,570,000	5.125	09/01/36	1,455,374
Coachella Valley California Water District 70 Improvement Bond Act 1913 to 1915 Special Assessment for Limited Obligation Improvement Assessment Series 2006
1,000,000	5.100	09/02/26	962,460
Del Mar Race Track Authority RB Series 2005 (BBB-)
200,000	5.000	08/15/25	196,862
Eastern Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006
425,000	5.000	09/01/36	389,831
Eastern Municipal Water District Community Facilities Special Tax District No. 2004-29 Sun Ranch Series 2006
500,000	5.000	09/01/29	469,625
1,000,000	5.000	09/01/36	918,590
Eastern Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Series 2006
410,000	5.000	09/01/36	373,576
Foothill-De Anza Community College District of California GO Bonds for Capital Appreciation Bonds Series 2007 B (AMBAC) (AAA/Aaa)(d)
11,235,000	0.000	08/01/36	2,672,245
Foothill-De Anza Community College District of California GO Bonds Series 2007 A (AMBAC) (AAA/Aaa)
6,000,000	5.000	08/01/27	6,234,060
Foothill-De Anza Community College District of California GO Bonds Series 2007 B (AMBAC) (AAA/Aaa)
3,985,000	5.000	08/01/27	4,140,136
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (FGIC-TCRS) (AAA/Aaa)
1,000,000	5.000	06/01/45	1,015,710
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
8,355,000	5.000	06/01/33	7,510,142
1,375,000	5.125	06/01/47	1,214,482
3,000,000	5.750	06/01/47	2,883,150
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 B (BBB)(d)
60,000,000	0.000	06/01/47	4,594,200
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 C (BBB-)(d)
19,500,000	0.000	06/01/47	1,351,545
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (AAA/Aaa)(a)
7,800,000	5.500	06/01/13	8,533,746
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (AMBAC) (AAA/Aaa)
1,065,000	5.000	06/01/30	1,091,476
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (Radian-IBC) (AA)
1,500,000	5.000	06/01/45	1,509,345
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (A/A2)
3,075,000	5.000	06/01/45	3,094,157

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Bonds Series 2005 A (AMBAC-TCRS) (AAA/Aaa)
$3,000,000	5.000%	06/01/45	$3,047,130
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (AAA/Aaa)(a)
1,225,000	6.750	06/01/13	1,416,872
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-3 (AAA/Aaa)(a)
350,000	7.875	06/01/13	424,529
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-5 (AAA/Aaa)(a)
650,000	7.875	06/01/13	788,411
Hacienda La Puente Unified School District of California GO Bonds Election 2000 Series 2003 B (FSA) (AAA/Aaa)(a)
1,200,000	5.250	08/01/13	1,308,264
Jurupa Community Services District Special Tax Community Facilities District No. 19 Eastvale Series 2006
1,500,000	5.000	09/01/36	1,373,880
Kaweah Delta California Health Care District RB Series 2004 (A3)(a)
325,000	6.000	08/01/12	366,301
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
285,000	5.000	05/01/15	298,959
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (AA)
120,000	5.000	08/01/35	116,830
Lake Elsinore California Unified School District Community Facilities District Special Tax Series 2005-3
595,000	5.000	09/01/25	571,878
Long Beach Bond Finance Authority RB for Long Beach Special Gas Series 2007 A (A+/A1)
2,000,000	5.500	11/15/37	2,053,640
Menlo Park California GO Bonds Series 2002 (Aa1)
1,000,000	5.250	08/01/27	1,059,030
Metropolitan Water District Waterworks of Southern California RB Refunding Series 2001 A (AAA/Aa2)
1,000,000	5.100	07/01/25	1,041,510
Morgan Stanley Co., Inc. Trust RB Residuals Series 2006-1544(b)(d)
480,000	0.000	08/01/34	423,437
North Natomas California Community Facilities District Special Tax No. 004 Series 2006 D
1,000,000	5.000	09/01/33	924,930
Palo Alto California Improvement Bond Act of 1915 for Special Assessment University Avenue Area off Street Parking Series 2002 A (BBB)
955,000	5.250	09/02/15	975,934
Poway California Unified School District Special Tax Community Facilities District 6-4 South Series 2005 (BBB)
250,000	5.125	09/01/35	239,792
Sacramento California North Natomas Community Facilities 97-01 Special Tax Series 2005
560,000	5.000	09/01/25	540,736
1,190,000	5.000	09/01/29	1,129,322
San Diego California Unified School District GO Bonds for Election 1998 Series 2002 D (FGIC) (AAA/Aaa)
1,000,000	5.250	07/01/24	1,076,420
San Gabriel California Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aaa)
55,000	5.375	08/01/21	58,697
Santa Ana California Unified School District COPS Series 2007 (MBIA) (AAA/Aaa)
5,000,000	5.250	04/01/37	5,245,650
Sierra View California Local Health Care District RB Refunding Series 1998 (A-)
500,000	5.400	07/01/22	508,250
Silicon Valley Tobacco Securitization Authority RB for Capital Appreciation Santa Clara Series 2007 A (BBB)(d)
8,000,000	0.000	06/01/36	1,197,040
South Tahoe Joint Powers Financing Authority RB Refunding for South Tahoe Redevelopment PJ-1-A Series 2007 (AMBAC) (AAA)
4,000,000	5.000	10/01/37	4,078,120
Temecula Valley California Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007
1,865,000	5.000	09/01/37	1,688,534
Tobacco Securitization Authority of Northern California Settlement RB for Asset Backed Bonds Series 2005 A-1 (BBB/Baa3)
350,000	5.500	06/01/45	326,000
Tobacco Securitization Authority of Southern California Settlement RB for Asset Backed Bonds Series 2002 A (AAA/Aaa)(a)
3,000,000	5.625	06/01/12	3,265,800
Torrance California COPS Refunding & Public Improvement Project Series 2005 B (AMBAC) (AAA/Aaa)
310,000	5.250	06/01/34	326,334
University of California RB for Multiple Purpose Projects Series 2001 M (FGIC) (AAA/Aaa) (a)
2,000,000	5.125	09/01/09	2,083,500

			143,585,130

Colorado – 2.5%
Aurora Centretech Colorado Metropolitan District GO Refunding Bonds Series 1998 C (LOC-BNP Paribas) (AA+)(c)
2,000,000	4.875	12/01/08	2,023,160
Castlewood Ranch Colorado Metropolitan District GO Bonds Refunding Series 2006 (XLCA) (AAA)
1,905,000	4.250	12/01/29	1,803,006
3,520,000	4.250	12/01/34	3,273,600
Colorado Department of Transportation RB Revenue Anticipated Notes Series 2000 (AMBAC) (AAA/Aaa)(a)
1,000,000	6.000	06/15/10	1,068,720

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Colorado – (continued)
Colorado Health Facilities Authority RB for Catholic Health Initiatives Series 2001 (AA/Aa2)(a)
$550,000	5.500%	09/01/11	$587,785
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
1,150,000	5.000	12/01/35	1,062,036
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa2)
1,000,000	5.000	03/01/25	982,870
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (A2)(a)
500,000	6.500	11/15/11	560,040
E-470 Public Highway Authority RB Capital Appreciation Series 2004 B (MBIA) (AAA/Aaa)(d)
5,000,000	0.000	09/01/27	1,839,700
La Plata County Colorado School District No. 9-R Durango GO Bonds Series 2002 (MBIA) (Aaa) (a)
1,000,000	5.250	11/01/12	1,077,570
SBC Metropolitan District GO Refunding Series 2005 (ACA)(A)
500,000	5.000	12/01/29	483,120
Tower Colorado Metropolitan District GO Bonds Refunding and Improvement Series 2005 (Radian) (AA/Aa3)
140,000	5.000	12/01/35	137,507
West Metro Fire Protection District GO Series 2006 A (MBIA) (Aaa)
2,200,000	5.250	12/01/26	2,372,700

			17,271,814

Connecticut – 0.4%
Connecticut State Development Authority PCRB Refunding for Connecticut Light & Power Co. RMKT 9/23/98 Series 1993 A (BBB-/Baa1)
2,500,000	5.850	09/01/28	2,575,050

District of Columbia – 0.9%
District of Columbia RB for Friendship Public Charter School Series 2006 (ACA)(A)
100,000	4.000	06/01/16	94,610
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
720,000	6.250	05/15/24	743,962
1,000,000	6.500	05/15/33	1,042,190
Metropolitan Washington D.C. Airports Authority RB Series 2005 A (AMT) (MBIA) (AAA/Aaa)
2,000,000	5.000	10/01/35	2,020,720
Metropolitan Washington D.C. Airports Authority RB Series 2006 A (AMT) (FSA) (AAA/Aaa)
2,000,000	5.000	10/01/35	2,022,840

			5,924,322

Florida – 5.5%
Arbor Greene Community Development District Special Assessment for Refunding Revenue Series 2006 (BBB+)
1,505,000	5.000	05/01/19	1,461,475
Bobcat Trail Community Development District of Florida Special Assessment for Refunding Capital Improvement Series 2005
1,200,000	5.200	05/01/29	1,098,432
Bridgewater Wesley Chapel Community Development District of Florida Special Assessment for Capital Improvement Series 2005
2,430,000	5.750	05/01/35	2,467,398
Coconut Cay Community Development District of Florida Special Assessment Series 2006
990,000	5.375	05/01/36	913,592
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (FSA) (AAA/Aaa)(a)
1,000,000	5.250	08/15/14	1,094,620
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-)
675,000	5.000	05/01/21	677,923
Crossings At Fleming Island Community Development District of Florida Special Assessment Refunding for Series 2000 B (MBIA) (AAA/Aaa)
1,765,000	5.800	05/01/16	1,875,842
Crossings At Fleming Island Community Development District of Florida RB Refunding for Series 2007 (MBIA) (AAA/Aaa)
125,000	4.750	10/01/36	125,485
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,680,000	6.000	05/01/34	1,788,881
Double Branch Community Development District Special Assessment Series 2005 A
570,000	5.350	05/01/34	552,735
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (MBIA) (AAA)
2,755,000	5.375	05/01/22	2,982,949
130,000	4.750	05/01/31	130,493
High Ridge Quantum Community Development District of Florida Special Assessment for Boynton Beach Series 2005 A
1,910,000	5.750	05/01/35	1,799,621
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health Hospital Series 2005 B (A+/A1)
500,000	5.000	11/15/09	510,030
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Hospital Health System Series 2006 G (A+/A1)
1,000,000	5.125	11/15/32	1,010,420
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (BBB+/Baa1)
300,000	5.625	03/01/24	311,349
Keys Cove Community Development District Special Assessment Series 2004
1,190,000	5.875	05/01/35	1,199,865

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Longleaf Florida Community Development District Special Assessment Refunding Series 2006
$1,320,000	5.375%	05/01/30	$1,234,292
Marsh Harbour Community Development District Special Assessment Series 2005 A
915,000	5.450	05/01/36	822,622
Meadow Florida Pointe III Community Development District RB for Capital Improvement Series 2004 A
975,000	6.000	05/01/35	1,028,186
Miami-Dade County Expressway Authority of Florida RB Series 2004 B (FGIC) (AAA/Aaa)
1,000,000	5.250	07/01/26	1,060,360
North Springs Improvement District RB Refunding for Water Management Series 2005 A
185,000	5.375	05/01/24	168,309
North Springs Improvement District RB for Water Management Series 2005 B
445,000	5.500	05/01/35	403,588
Oakstead Florida Community Development District Capital Improvement Special Assessment Refunding for Series 2006 A-1 (MBIA) (AAA/Aaa)
145,000	4.500	05/01/32	141,632
Orange County Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
135,000	4.750	11/15/36	127,491
Palm Beach County Florida GO Bonds Series 1999 A (AAA/Aaa)(a)
1,000,000	5.450	08/01/09	1,034,620
Port Everglades Authority RB Series 1986 (ETM) (AAA/Aaa)
2,585,000	7.125	11/01/16	2,946,512
Sail Harbour Community Development District Special Assessment Series 2005 A
985,000	5.500	05/01/36	931,337
Sonoma Bay Community Development District Special Assessment Series 2005 A
640,000	5.450	05/01/36	556,288
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (MBIA) (AAA/Aaa)
250,000	4.625	10/01/30	245,655
Tampa Florida Water & Sewer RB Refunding Series 2001 A (AA/Aa2)
1,000,000	5.250	10/01/19	1,058,150
Tampa Palms Open Space & Transportation Community Development District Revenue Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
1,395,000	4.500	05/01/18	1,449,419
Thousand Oaks Community Development District Special Assessment RB Series 2005 A-1
970,000	5.350	05/01/35	953,675
Village Community Development District No. 6 Special Assessment Series 2007
2,670,000	5.250	05/01/37	2,495,782
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvements Series 2005
985,000	5.600	05/01/36	985,473
Volusia County Educational Facility Authority RB Refunding for Embry-Riddle Aeronautical Series 2005 (Radian) (AA/Aa3)
650,000	5.000	10/15/35	631,865

			38,276,366

Georgia – 2.8%
Augusta Georgia Water & Sewer RB Series 2004 (FSA) (AAA/Aaa)
7,000,000	5.250	10/01/39	7,354,970
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB+/Baa1)
325,000	5.500	01/01/34	315,117
Cobb County Development Authority RB for Student Housing KSU Village II Real Estate Series 2007 C (AMBAC) (Aaa)
10,195,000	5.250	07/15/38	10,683,544
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)
5,000	6.000	03/01/12	5,493
Georgia State GO Bonds Unrefunded Balance Series 1992 B (AAA/Aaa)
995,000	6.000	03/01/12	1,093,923

			19,453,047

Guam – 0.0%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-)
175,000	5.000	10/01/23	176,747

Hawaii – 0.5%
Hawaii State Airport Systems RB Refunding Series 2000 B (AMT) (FGIC) (AAA/Aaa)
3,500,000	6.625	07/01/17	3,760,575

Illinois – 4.6%
Cary Illinois Special Tax Refunding for Special Service Area No. 1 Series 2006 (Radian) (AA)
1,945,000	5.000	03/01/30	1,911,488
Chicago Illinois GO Bonds Prerefunded Series 2000 C (FGIC) (AAA/Aaa)(a)
1,365,000	5.500	07/01/10	1,449,261
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (FGIC) (AAA/Aaa)
815,000	5.500	01/01/19	860,616
Chicago Illinois Multi-Family Housing RB for Coppin Housing Project Series 2007 A (AMT) (FHA/GNMA) (Aaa)
1,375,000	5.000	11/20/48	1,322,214
Chicago Illinois O’Hare International Airport RB Refunding for General Airport 3rd Lien Series 2003 A-1 (XLCA) (AAA/Aaa)
490,000	5.250	01/01/34	506,876

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Illinois – (continued)
Chicago Illinois Skyway Toll Bridge RB Series 2000 (AMBAC) (AAA/Aaa)(a)
$1,000,000	5.500%	01/01/11	$1,068,480
Chicago Illinois Tax Increment for Central Loop Redevelopment Project Series 2000 A (ACA)(A)
2,000,000	6.500	12/01/08	2,057,840
Chicago Illinois Tax Increment Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)(A)
750,000	5.000	11/15/11	768,938
1,250,000	6.250	11/15/13	1,334,962
Du Page County High School District No. 87 Glenbard Township GO Bonds Unrefunded Balance Series 1998 A (A1)
20,000	5.050	12/01/14	20,020
Illinois Development Finance Authority PCRB for Amerencips Series 2000 A (B+/Ba1)(c)
2,300,000	5.500	02/28/14	2,291,329
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Aaa)(a)
2,000,000	6.250	05/01/12	2,238,440
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
400,000	5.125	01/01/25	389,948
Illinois Finance Authority RB Refunding for Waste Management, Inc. Project Series 2005 A (AMT) (BBB)
400,000	5.050	08/01/29	377,784
Illinois State GO Bonds First Series 2002 (MBIA) (AAA/Aaa)
3,000,000	5.375	07/01/19	3,173,460
Lake County Illinois Community Consolidated School District No. 041 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.000	11/01/16	3,745,267
Lombard Public Facilities Corp. RB for Conference Center and Hotel First Tier Series 2005 A-2 (ACA)(A)
425,000	5.500	01/01/36	429,977
Metropolitan Pier & Exposition Authority Illinois RB for McCormick Place Explosion Project Series 1999 (FGIC) (AAA/Aaa)
800,000	5.250	12/15/28	821,640
Northlake Illinois GO Refunding for Tax Increment Series 1998 A (AMBAC) (Aaa)
300,000	5.000	06/01/14	303,927
Round Lake IL Lakewood Grove Special Service Area No. 1 Special Tax Series Refunding 2007 (AAA)
2,720,000	5.500	03/01/32	2,912,222
1,285,000	4.700	03/01/33	1,235,245
Southwestern Illinois Development Authority RB for Capital Appreciation Bonds Local Government Program Series 2007 (FSA) (AAA)(d)
6,500,000	0.000	12/01/25	2,807,350

			32,027,284

Indiana – 1.3%
Bloomington Municipal Facilities Corp. RB for Economic Development Lease Rental Series 1998 (AA-/Aa3)
260,000	4.800	08/01/12	263,250
Clarksville High School Building Corp. RB Refunding for First Mortgage Series 1998 (MBIA) (AAA/Aaa)
150,000	5.000	07/15/14	152,738
Crown Point Indiana Multi-School Building Corp. (MBIA) (AAA/Aaa)(a)
200,000	4.800	07/15/09	206,520
Delaware County Indiana Hospital Authority RB for Cardinal Health Systems Obligation Group Series 2006 (Baa2)
240,000	5.250	08/01/36	233,388
Eagle-Union Middle School Building Corp. RB Refunding for First Mortgage Series 2001 (AMBAC) (AAA/Aaa)
125,000	4.850	07/05/15	129,404
Fall Creek Regional Waste District RB Refunding Series 2001 (MBIA) (AAA/Aaa)
100,000	4.700	03/01/13	103,000
Greencastle Indiana Waterworks RB Refunding Series 2001 (MBIA) (AAA/Aaa)
300,000	4.250	07/01/13	308,853
Indiana Bond Bank RB for Special Program Series 1998 A (FSA) (AAA/Aaa)
290,000	4.600	02/01/13	297,525
Indiana Bond Bank RB Unrefunded Balance for State Revolving Series 1998 A (AAA)
200,000	4.800	02/01/13	202,520
Indiana Educational Facilities Authority RB for Earlham College Project Series 1998 (Aa3)
325,000	4.950	10/15/12	331,991
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligations Series 2006 A (A+/A2)
1,000,000	5.000	02/15/39	979,780
Indiana Health Facility Financing Authority RB for Kings Daughters Hospital Series 1997 (Radian) (AA)
70,000	5.500	02/15/10	71,490
Indiana State Office Building Commission RB Refunding Series 1998 A (AA/Aa2)
300,000	4.700	07/01/11	305,154
Indianapolis Indiana Airport Authority RB Refunding for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	654,573
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (AA)
275,000	4.650	07/05/13	289,957
Mount Vernon of Hancock County Multi-School Building Corp. RB Prerefunded for First Mortgage Series 2001 B (AMBAC) (AAA/Aaa)(a)
150,000	4.700	07/15/11	155,601
Munster School Building Corp. RB Refunding for First Mortgage Series 1998 (FSA) (AAA/Aaa)
200,000	4.600	07/05/10	203,422
North Montgomery High School Building Corp. RB for First Mortgage Series 2000 (FGIC) (AAA/Aaa)
400,000	5.050	07/15/15	415,128

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Indiana – (continued)
Northwest Allen County Middle School Building Corp. RB Prerefunded for First Mortgage Series 1998 (MBIA) (AAA/Aaa)(a)
$100,000	4.750%	01/15/09	$102,547
Perry Township Multi School Building Corp. RB for First Mortgage Series 2001 (FGIC) (Aaa)
240,000	4.625	01/15/15	247,430
Porter County Jail Building Corp. RB Refunding for First Mortgage Series 2001 (FSA) (AAA/Aaa)
300,000	5.000	07/10/16	311,196
Princeton City Indiana Sewer Works RB Refunding Series 2003
275,000	4.500	05/01/13	276,056
Purdue University COPS Series 1998 (AA/Aa1)
50,000	4.500	07/01/09	50,284
Rochester Community School Building Corp. RB Refunding for First Mortgage Series 1998 (AMBAC) (AAA/Aaa)
250,000	5.000	07/15/13	257,070
South Bend Community School Building Corp. RB for First Mortgage Series 2001 A (FSA) (AAA/Aaa)(a)
225,000	5.100	01/01/10	234,920
South Bend Community School Building Corp. RB for First Mortgage Series 2001 B (FSA) (AAA/Aaa)
200,000	4.600	07/01/13	205,126
Vanderburgh County Indiana Redevelopment Commission Tax Allocation for Tax Increment Series 2006 (A-)
1,400,000	5.250	02/01/31	1,412,572
Vinton-Tecumseh School Building Corp. RB Refunding for First Mortgage Series 1998 (A+)
200,000	5.000	07/05/13	202,422
Warren Township School Building Corp. RB Refunding for First Mortgage Series 1998 (FSA) (AAA/Aaa)
300,000	5.000	07/05/14	305,376
Whitley County Middle School Building Corp. RB Refunding for First Mortgage Series 1998 (FSA) (AAA/Aaa)
275,000	4.800	01/10/11	279,964

			9,189,257

Iowa – 0.4%
Coralville Iowa COPS Series 2006 D (A2)
1,325,000	5.250	06/01/22	1,365,505
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,724,006

			3,089,511

Kansas – 0.3%
Junction City Kansas GO Bonds Temporary Notes Series 2006 E
1,250,000	5.000	12/01/07	1,250,851
Wichita Kansas Hospital RB for Refunding and Improvement Facilities Series 2001 III (A+)
1,000,000	5.500	11/15/25	1,035,890

			2,286,741

Kentucky – 2.4%
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)(a)
1,085,000	6.000	10/01/13	1,226,842
Kentucky Economic Development Finance Authority System RB Unrefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)
2,165,000	6.000	10/01/18	2,413,845
Kentucky Housing Corp. RB Series 2007 N (AMT) (AAA/Aaa)
12,950,000	5.125	01/01/38	12,821,536

			16,462,223

Louisiana – 1.2%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	671,612
Louisiana Local Government Environmental Facilities & Community Development Authority for Louisiana Tech University Student Housing Series 2007 (AMBAC) (AAA)
2,000,000	5.250	10/01/27	2,135,220
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,048,930
500,000	5.250	09/01/16	523,155
New Orleans Louisiana Levee District Public Improvement RB Series 1986 (FSA) (AAA/Aaa)
1,140,000	5.950	11/01/15	1,153,349
Tobacco Settlement Financing Corp. RB Series 2001 B (BBB/Baa3)
1,285,000	5.500	05/15/30	1,276,802
1,220,000	5.875	05/15/39	1,219,695

			8,028,763

Maine – 1.0%
Maine Municipal Bond Bank GO Bonds RB Series 2005 E (AAA/Aa1)
2,165,000	5.000	11/01/34	2,242,832
Maine State Housing Authority RB for Mortgage Purposes Series 2005 D-2 (AMT) (AA+/Aa1)
4,965,000	4.800	11/15/36	4,769,627

			7,012,459

Maryland – 1.8%
Anne Arundel County Maryland Special Obligation RB Special Tax Refunding for Audel Mills Project Series 2004 (AAA/Aa1)
1,500,000	5.125	07/01/29	1,576,200
Baltimore Maryland RB for Wastewater Projects Series 2005 B (MBIA) (AAA/Aaa)(a)
3,260,000	5.000	07/01/15	3,533,351

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Maryland – (continued)
Frederick County Maryland Special Tax Prefunded for Lake Linganore Village Community Development Series 2001 A (Radian) (AA)(a)
$220,000	5.600%	07/01/10	$236,144
445,000	5.700	07/01/10	478,776
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (AA)
280,000	5.600	07/01/20	292,074
555,000	5.700	07/01/29	589,665
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2001 (Baa1)(a)
500,000	5.500	06/01/11	532,255
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2006 (Baa1)
1,000,000	5.000	06/01/35	998,480
1,000,000	5.000	06/01/40	992,010
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (BBB+/A3)
500,000	5.375	08/15/24	516,720
750,000	5.500	08/15/33	769,537
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
300,000	4.750	07/01/34	288,576
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa2)
1,500,000	5.000	03/01/19	1,610,850

			12,414,638

Massachusetts – 1.5%
Commonwealth of Massachusetts GO Bonds Consolidated Loan Series 2000 A (AAA/Aa2)(a)
2,000,000	6.000	02/01/10	2,128,280
Massachusetts Bay Transportation Authority RB Assessment Series 2004 A (AAA/Aa1)(a)
1,000,000	5.000	07/01/14	1,078,470
Massachusetts Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
2,275,000	5.000	08/15/35	2,247,882
Massachusetts Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
3,750,000	5.250	07/01/12	3,826,425
Massachusetts Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)
575,000	5.500	07/01/40	563,839
Massachusetts School Building Authority Sales Tax RB Series 2005 A (FSA) (AAA/Aaa)
500,000	5.000	08/15/30	520,215

			10,365,111

Michigan – 2.0%
Macomb Township Michigan Building Authority GO Prerefunded Series 2002 (AMBAC) (AAA/Aaa) (a)
300,000	4.750	04/01/11	312,030
Michigan Higher Education Facilities Authority RB Refunding for Limited Obligation Kalamazoo College Project Series 2003 (A1)
150,000	5.000	12/01/20	153,772
Michigan Municipal Bond Authority RB for Clean Water Revolving Fund Series 1999 (AAA/Aaa) (a)
500,000	5.750	10/01/09	526,365
Michigan State Hospital Finance Authority RB for Ascension Health Credit Series 1999 A (MBIA) (AAA/Aaa)(a)
2,000,000	6.125	11/15/09	2,124,580
Michigan State Hospital Finance Authority RB for Trinity Health Credit Group Series 2006 (AA-/Aa2)
10,000,000	5.000	12/01/31	10,057,600
Pontiac Michigan Tax Increment Finance Authority RB for Tax Increment Development Area No. 3 Series 2002 (ACA)(A)
1,000,000	5.375	06/01/17	1,031,230

			14,205,577

Minnesota – 0.4%
Minnesota State Municipal Power Agency RB Series 2005 (A3)
3,000,000	5.000	10/01/35	3,054,750

Mississippi – 0.7%
Mississippi Business Finance Commission RB for Northrop Grumman Ship Systems Series 2006 (BBB+/Baa1)
4,600,000	4.550	12/01/28	4,290,972
Mississippi Business Finance Corp. PCRB for Systems Energy Resource, Inc. Project Series 1998 (BBB/Ba1)
685,000	5.875	04/01/22	686,596
Mississippi Hospital Equipment & Facilities Authority RB Refunding and Improvement for South Central Hospital Series 2006 (BBB+)
175,000	5.250	12/01/26	174,993

			5,152,561

Missouri – 1.4%
Cameron Missouri IDA Health Facilities RB Insured by Cameron Community Hospital Series 2000 (ACA)(A)(a)
1,800,000	6.250	12/01/10	1,957,482
Jefferson County School District No. R-1 Northwest GO Bonds Refunding and Improvement for Missouri Direct Deposit Program Series 2004 (MBIA) (AAA/Aaa)
300,000	4.350	03/01/16	308,841
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
270,000	4.750	06/01/25	262,775
1,325,000	5.000	06/01/35	1,254,828
Missouri State Environmental Improvement & Energy Resources Authority RB for Kansas City Power & Light Series 1993 (BBB/A2)
515,000	4.000	01/02/12	512,054

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Missouri – (continued)
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
$1,000,000	5.500%	10/01/15	$1,107,910
Missouri State Health & Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aaa)
1,000,000	5.500	12/01/15	1,067,770
Truman State University Housing System RB Series 2004 (AMBAC) (Aaa)
3,000,000	5.000	06/01/30	3,095,490

			9,567,150

Montana – 0.3%
Forsyth Montana PCRB Refunding Portland General Series 1998-A RMKT 5/1/03 (BBB+/Baa1)(c)
1,000,000	5.200	05/01/09	1,016,290
Montana Facility Finance Authority RB Master Lien for Marcus Daly Project Series 2007 A (Aa3)
750,000	4.250	08/01/27	702,630
Montana Facility Finance Authority RB for St. Peters Hospital Project Series 2007 (A3)
120,000	5.000	06/01/28	121,361

			1,840,281

Nevada – 1.8%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(c)
765,000	5.450	03/01/13	785,884
Clark County School District GO Refunding Bonds Series 1998 (FSA) (AAA/Aaa)
800,000	5.500	06/15/13	871,904
Henderson Local Improvement District No. T-14 Special Assessment Refunding Senior Limited Obligation Series 2007 A (FSA) (AAA)
1,000,000	4.250	03/01/12	1,024,150
Las Vegas Nevada New Convention & Visitors Authority RB Series 1999 (AMBAC) (AAA/Aaa)(a)
2,500,000	6.000	07/01/09	2,628,125
Nevada Department of Business & Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)
2,500,000	5.625	01/01/32	2,645,975
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Special Improvement District No. 60 Subseries 2006 B
1,705,000	5.100	12/01/22	1,671,565
North Las Vegas Nevada Local Special Assessment for Local Improvement District No. 60 Subseries 2006 B
745,000	4.850	12/01/15	734,712
University of Nevada RB for Community College Systems Series 2002 A (FGIC) (AAA/Aaa)
250,000	4.450	07/01/12	256,430
Washoe County Nevada GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)(a)
1,585,000	6.375	01/01/10	1,681,780

			12,300,525

New Hampshire – 0.6%
New Hampshire Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB)
1,250,000	5.200	05/01/27	1,220,087
New Hampshire Health & Education Facilities Authority RB for Healthcare Systems Covenant Health Series 2002(A)(a)
500,000	6.000	01/01/12	551,030
New Hampshire Health & Education Facilities Authority RB for Southern New Hampshire University Series 2006 (ACA)(A)
1,000,000	5.000	01/01/27	980,610
New Hampshire Municipal Bond Bank RB Series 2003 (MBIA) (AAA/Aaa)(a)
1,000,000	5.250	08/15/13	1,085,320

			3,837,047

New Jersey – 3.3%
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (Radian-IBC) (AA)
1,085,000	5.500	06/15/16	1,172,147
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (Baa3)
600,000	5.000	07/01/24	584,742
175,000	5.500	07/01/30	176,661
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Baa3)
500,000	6.500	07/01/21	528,130
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.500	08/01/11	1,067,660
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2003 C (AAA/Aaa)(a)
3,000,000	5.500	06/15/13	3,287,160
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-B (BBB) (d)
12,800,000	0.000	06/01/41	1,446,912
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-) (d)
11,250,000	0.000	06/01/41	1,211,287
Tobacco Settlement Financing Corp. RB for New Jersey Asset Backed Bonds Series 2002 (AAA/Aaa)(a)
2,370,000	6.000	06/01/12	2,606,692
Tobacco Settlement Financing Corp. RB for Public Improvement Asset Backed Bonds Prerefunded Series 2002 (AAA/Aaa)(a)
4,605,000	5.750	06/01/12	4,929,238
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(a)
300,000	6.750	06/01/13	346,173
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
3,015,000	4.625	06/01/26	2,637,884
3,000,000	5.000	06/01/29	2,718,660

			22,713,346

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New Mexico – 0.5%
Farmington New Mexico PCRB Public Service Co. Series 1997 D (BBB/Baa2)
$3,530,000	6.375%	04/01/22	$3,581,044

New York – 12.1%
Hudson Yards Infrastructure Corp. RB Series 2006 A (FGIC) (AAA/Aaa)
10,000,000	5.000	02/15/47	10,260,600
Long Island Power Authority Electric Systems RB General Series 2006 C (A-/A3)
1,240,000	5.000	09/01/35	1,272,835
Metropolitan Transportation Authority RB Refunding for Transportation Series 2002 F (MBIA) (AAA/Aaa)(a)
1,000,000	5.250	11/15/12	1,081,470
Metropolitan Transportation Authority RB Series A (AMBAC) (AAA/Aaa)(e)
2,000,000	5.500	11/15/15	2,164,720
New York City NY IDA RB for Yankee Baseball Stadium-Pilot Series 2006 (MBIA) (AAA/Aaa)
14,000,000	5.000	03/01/36	14,462,980
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA)(A)
2,045,000	5.000	11/01/12	2,102,178
New York City NY GO Bonds Prerefunded Series 1997 C (MBIA-IBC) (AAA/Aaa)(a)
45,000	5.375	11/15/07	45,473
New York City NY GO Bonds Series 2006 A (AA/Aa3)
400,000	5.000	08/01/18	426,496
New York City NY GO Bonds Unrefunded Balance Series 1997 C (MBIA-IBC) (AAA/Aaa)
700,000	5.375	11/15/17	708,029
New York City NY IDA Civic Facility RB for Polytechnic University Project Series 2000 (AAA) (a)
1,250,000	6.000	11/01/10	1,352,550
New York City NY IDA RB for Queens Baseball Stadium-Pilot Series 2006 (AMBAC) (AAA/Aaa)
12,000,000	5.000	01/01/36	12,454,560
5,000,000	5.000	01/01/46	5,136,500
New York City NY Transitional Finance Authority RB for Future Tax Secured Series 2002 C (FGIC) (AAA/Aaa)
1,000,000	5.250	08/01/14	1,071,690
New York City Transitional Finance Authority RB Refunding Future Tax Secured Series A (AAA/Aa1)(e)
2,000,000	5.500	11/01/26	2,136,960
New York Mortgage Agency RB for Homeowner Mortgage (AMT) Series 2003 109 (Aa1)
1,000,000	4.800	10/01/23	980,340
New York State Dormitory Authority Non State Supported Debt RB for NYU Hospital Center Series 2006 A (BB/Ba2)
750,000	5.000	07/01/26	738,330
New York State Dormitory Authority RB for Montefiore Hospital Series 2004 (FGIC/FHA) (AAA/Aaa)
2,500,000	5.000	08/01/29	2,576,325
New York State Dormitory Authority RB for New York University Hospital Series 2007 A (BB/Ba2)
1,000,000	5.000	07/01/22	999,930
1,000,000	5.000	07/01/26	984,440
1,300,000	5.000	07/01/36	1,240,915
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AAA/Aaa)
1,500,000	5.500	11/01/14	1,663,965
New York State Dormitory Authority RB for University Dormitory Facilities Lease Series 2007 (AA-/Aa3)
10,000,000	5.000	07/01/37	10,347,900
New York State Dormitory Authority RB Series 2000 A (FGIC) (AAA/Aaa)(a)
1,000,000	5.250	07/01/10	1,048,110
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Funding Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	185,853
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series 2003 A-1 (AA-/A1)
2,600,000	5.500	06/01/19	2,784,964
Tobacco Settlement Financing Corp. RB Series 2003 C-1 (AA-/A1)
5,000,000	5.500	06/01/19	5,355,700
Triborough Bridge & Tunnel Authority RB for General Purpose Series 1999 A (AAA/Aa2)(a)
675,000	5.250	07/01/09	699,091

			84,282,904

North Carolina – 1.5%
Charlotte North Carolina Water & Sewer System RB Series 2001 (AAA/Aa1)
1,000,000	5.125	06/01/26	1,041,890
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2002 A (AAA/Aaa)(a)
2,000,000	5.125	10/01/12	2,141,540
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (BBB/Baa1)
500,000	5.375	01/01/16	524,355
850,000	5.375	01/01/17	890,596
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 D (BBB/Baa1)
600,000	5.125	01/01/23	612,342
North Carolina Medical Care Commission Hospital RB for Northeast Medical Center Project Series 2000 (AMBAC) (AAA/Aaa)(a)
3,000,000	5.500	11/01/10	3,203,850
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (BBB+/A3)
450,000	5.500	01/01/13	480,924
Winston-Salem North Carolina Water & Sewer Systems RB Refunding Series 2001 (AAA/Aa2)(a)
1,500,000	5.250	06/01/11	1,601,160

			10,496,657

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

North Dakota – 0.0%
Ward County North Dakota Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
$150,000	5.125%	07/01/25	$149,043

Ohio – 1.6%
Buckeye Tobacco Settlement Financing Authority RB Asset Backed Bonds Turbo Series 2007 A-2 (BBB/Baa3)
500,000	5.125	06/01/24	482,295
2,000,000	5.750	06/01/34	1,928,820
Hamilton County Ohio Sales Tax RB for Hamilton County Football Project Series 1998 B (MBIA) (AAA/Aaa)(a)
500,000	5.000	06/01/08	509,500
Marysville Ohio RB Wastewater Treatment System Series 2006 (XLCA) (AAA/Aaa)
1,670,000	5.250	12/01/24	1,789,388
1,755,000	5.250	12/01/25	1,876,376
1,350,000	5.250	12/01/26	1,440,234
Ohio Housing Finance Agency Mortgage RB for Residential Mortgage Backed Securities Series 2006 E (AMT) (FNMA/GNMA) (Aaa)
1,500,000	5.000	09/01/36	1,466,295
Pickerington Local School District GO Bonds for School Facilities Construction & Improvement Series 2001 (FGIC) (AAA/Aaa)(a)
500,000	5.250	12/01/11	533,125
Summit County Port Authority Program Development RB for Twinsburg Township Project Series 2005 D
605,000	5.125	05/15/25	600,499
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond FD-Preston Series 2006 B (AMT)
130,000	4.800	11/15/35	120,922
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond FD-Truckloan Series 2005 C (AMT)
425,000	5.125	11/15/25	424,248

			11,171,702

Oklahoma – 0.1%
Norman Oklahoma Regional Hospital Authority RB Series 2005 A (BBB)
250,000	5.375	09/01/36	248,348
Norman Oklahoma Regional Hospital Authority RB Refunding & Improvement Series 2007 (BBB)
300,000	5.125	09/01/37	285,642
Oklahoma Development Finance Authority RB for Great Plains Medical Center Project Series 2007 (BBB)
240,000	5.000	12/01/27	227,750
140,000	5.125	12/01/36	130,502

			892,242

Oregon – 0.3%
Klamath Falls Oregon Intercommunity Hospital Authority RB Prerefunded for Merle West Medical Center Series 2002 (BBB)(a)
1,255,000	6.125	09/01/12	1,404,031
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BBB)
745,000	6.125	09/01/22	779,553

			2,183,584

Pennsylvania – 0.8%
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)(a)
150,000	5.375	11/15/14	165,617
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A2)
2,000,000	6.250	11/01/31	2,090,740
Pennsylvania Higher Educational Facilities Authority RB for Moravian College Project Series 2001 (Radian) (AA)
150,000	5.375	07/01/23	155,289
Pennsylvania Higher Educational Facilities Authority RB for Widener University Series 2003 (BBB+)
795,000	5.000	07/15/08	799,857
1,000,000	5.000	07/15/09	1,013,870
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding for Philadelphia Funding Program Series 1999 (FGIC) (AAA/Aaa)
1,000,000	5.250	06/15/15	1,025,880
Pennsylvania State Public School Building Authority RB for Montgomery County Community College Project Series 2005 (AMBAC) (Aaa)
160,000	5.000	05/01/24	167,731
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)(a)
225,000	5.375	11/15/14	248,425

			5,667,409

Puerto Rico – 2.3%
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (BBB-/Baa3)
1,575,000	5.250	07/01/30	1,625,746
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB-/Baa3)
6,000,000	5.000	12/01/09	6,149,220
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 1996 Y (XCLA/ICR) (AAA/Aaa)(a)
2,500,000	5.000	07/01/16	2,723,250
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2005 B (BBB-/Baa3)
1,525,000	5.000	07/01/41	1,534,547
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/25	1,275,450
1,250,000	5.000	07/01/37	1,258,650
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority RB for Ana G Mendez University System Project Series 2006 (BBB-)
425,000	5.000	03/01/36	401,034

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Puerto Rico – (continued)
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Ba1)(c)
$700,000	5.750%	02/01/12	$742,518
University of Puerto Rico RB Series 2006 Q (BBB/Baa2)
460,000	5.000	06/01/36	462,213

			16,172,628

South Carolina – 2.8%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,284,000
Grand Strand Water & Sewer Authority South Carolina Waterworks & Sewer Systems RB Series 2001 (FSA) (AAA/Aaa)
5,000,000	5.000	06/01/31	5,129,100
Greenville County School District Installment Purchase RB Prerefunded for Building Equity Series 2002 (AA-/AA3)(a)
550,000	6.000	12/01/12	616,358
Greenville County School District Installment Purchase RB Unrefunded Balance for Building Equity Series 2002 (AA-/Aaa)(a)
450,000	6.000	12/01/12	504,738
Lancaster County South Carolina School District GO Bonds Series 1999 (FSA) (AAA/Aaa)
1,000,000	5.100	03/01/15	1,040,470
Medical University South Carolina Hospital Authority RB Refunding for Hospital Facilities FHA Insured Mortgage Series 2004 A (FHA/MBIA) (AAA/Aaa)
4,000,000	5.000	08/15/31	4,087,320
South Carolina State Housing Finance & Development Authority Mortgage RB Series 2006 C-2 (AMT) (FSA/FHA) (AAA/Aaa)
5,150,000	4.500	07/01/22	4,967,432
South Carolina State Public Service Authority RB Series 1999 A (MBIA) (AAA/Aaa)(a)
1,000,000	5.750	01/01/10	1,057,480

			19,686,898

South Dakota – 0.1%
South Dakota Housing Development Authority RB for Homeownership Mortgage Series 2006 K (AAA/Aa1)
1,000,000	5.050	05/01/36	1,002,270

Tennessee – 1.9%
Elizabethton Tennessee Health & Educational Facilities Board RB Refunding for Improvement First Mortgage Series 2000 B (MBIA) (AAA/Aaa)
2,000,000	6.250	07/01/15	2,304,080
Johnson City Health & Educational Facilities Board Hospital First Mortgage RB for Mountain States Health Series 2006 A (BBB+/Baa1)
955,000	4.500	07/01/08	957,769
670,000	4.500	07/01/09	674,858
Johnson City Health & Educational Facilities Board Hospital First Mortgage RB for Mountain States Health Series 2000 A (MBIA) (AAA/Aaa)
3,000,000	6.250	07/01/16	3,487,170
Johnson City Health & Educational Facilities Board Hospital First Mortgage RB for Mountain States Health Series 2006 A (BBB+/Baa1)
775,000	5.500	07/01/36	782,913
McMinnville Housing Authority RB First Mortgage for Beersheba Heights Tower Series 1997 (HUD) (Baa1)
335,000	6.000	10/01/09	340,320
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (FNMA) (AAA)
2,120,000	4.850	06/01/37	2,058,880
Sullivan County Tennessee Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
625,000	5.250	09/01/36	615,819
Tennessee Housing Development Agency RB for Homeownership Program 1 Series 2000 (AMT) (AA/Aa2)
2,130,000	5.850	07/01/11	2,130,000

			13,351,809

Texas – 5.4%
Brazos River Authority PCRB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/BA1)
1,250,000	5.375	04/01/19	1,273,175
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 A (AMT) (CCC/Caa1)
700,000	7.700	04/01/33	750,582
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 C (AMT) (CCC/Caa1)
1,200,000	7.700	03/01/32	1,287,276
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa1)(c)
1,045,000	5.750	11/01/11	1,033,662
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (FSA) (AAA/Aaa)
2,015,000	5.750	09/01/27	2,188,371
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (Aaa)
1,000,000	5.125	08/15/30	1,030,430
Grand Prairie Texas Independent School District GO Bonds Series 2003 (FSA) (AAA/Aaa)(a)
1,000,000	5.375	02/15/13	1,084,570
Gregg County Texas Health Facilities Development Corp. RB for Good Shepherd Medical Center Project Series 2000 (Radian) (AA/Aa3)(a)
3,000,000	6.375	10/01/10	3,265,050
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa3)
1,000,000	6.650	04/01/32	1,051,460

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Harris County Health Facilities Development Corp. RB for Christus Health Series 1999 A (MBIA) (AAA/Aaa)(a)
$1,000,000	5.750%	07/01/09	$1,046,930
Harris County Hospital District RB Refunding Series 2000 (MBIA) (AAA/Aaa)(a)
2,050,000	6.000	08/15/10	2,188,334
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	693,196
Houston Utilities System RB Refunding First Lien Series 2004 A (MBIA) (AAA/Aaa)
1,000,000	5.250	05/15/25	1,055,310
Matagorda County Texas Navigation District No. 1 Pollution Control RB Refunding for Power & Light Center CONV 08/21/07 Series 1996 (MBIA) (AAA/Aaa)
2,500,000	5.200	05/01/30	2,592,700
Matagorda County Texas Navigation District No. 1 Pollution Control RB Refunding for Texas Airport Project RMKT 12/6/06 Series 2005 B (AMT) (AMBAC) (AAA/Aaa)(f)
1,000,000	4.550	05/01/30	946,090
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
150,000	5.500	02/15/25	152,177
250,000	5.625	02/15/35	252,032
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA)
1,160,000	5.500	08/15/21	1,243,253
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B1)
1,300,000	6.625	01/01/11	1,315,470
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (AA/Aa3)
5,000,000	5.750	10/01/21	5,283,400
Schertz Texas GO Bonds Series 2006 (MBIA) (AAA/Aaa)
1,715,000	5.250	02/01/25	1,835,513
1,900,000	5.250	02/01/27	2,025,343
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007
425,000	5.125	05/15/37	407,231
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
650,000	5.000	07/01/20	645,144
250,000	5.000	07/01/23	244,410
Waxahachie Independent School District GO Bonds Capital Appreciation Prerefunded Series 2000 (PSF-GTD) (Aaa)(a)(d)
1,775,000	0.000	08/15/10	1,337,959
Waxahachie Independent School District GO Bonds Capital Appreciation Unrefunded Balance Series 2000 (PSF-GTD) (Aaa)(d)
80,000	0.000	08/15/13	59,632
Williamson County Texas GO Bonds for Road Series 2002 (FSA) (AAA/Aaa)(a)
1,040,000	5.250	02/15/12	1,109,961

			37,398,661

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,045,000	5.000	10/01/12	1,092,986
500,000	5.250	10/01/16	529,630

			1,622,616

Utah – 0.3%
South Davis Recreational District GO Bonds Series 2004 (XLCA) (AAA/Aaa)
200,000	4.375	01/01/20	201,150
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (BBB/Baa2)
2,000,000	5.700	11/01/26	2,044,420

			2,245,570

Virginia – 0.5%
Bristol Virginia Utilities System RB Refunding Series 2003 (MBIA) (AAA/Aaa)
1,850,000	5.250	07/15/26	1,950,233
Chesapeake Virginia IDA PCRB for Virginia Electric & Power Project Series 1985 (BBB/Baa1)
750,000	5.250	02/01/08	750,938
Virginia Commonwealth Transportation Board RB for Northern Virginia Transportation District Program Series 1999 A (AA+/Aa1)(a)
1,000,000	5.500	05/15/09	1,040,490

			3,741,661

Washington – 2.5%
King County Washington Sewer RB Second Series 1999 (FGIC) (AAA/Aaa)(a)
3,965,000	6.250	01/01/09	4,130,816
Skagit County Washington Public Hospital District No. 2 GO Refunding Bonds for Improvement Series 2005 (MBIA) (AAA/Aaa)
3,700,000	5.000	12/01/30	3,823,950
Tacoma Washington GO Bonds Series 2004 (MBIA) (AAA/Aaa)
4,000,000	5.000	12/01/30	4,144,360
Vancouver Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA)(A)
3,025,000	6.000	01/01/34	3,149,237
Washington State GO Bonds for Various Purposes Series 2002 A (AA/Aa1)
300,000	5.000	07/01/14	316,392
Washington State GO Bonds Series 1992 B & AT-7 (AA/Aa1)
500,000	6.400	06/01/17	582,290
Washington State GO Bonds Series 2000 B (AAA/Aa1)(a)
1,000,000	6.000	01/01/10	1,052,910
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (AA/Aa3)
315,000	5.000	12/01/36	310,240

			17,510,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

West Virginia – 0.5%
Monongalia County Building Commission Hospital RB for Monongalia General Hospital Series 2005 A (BBB+)
$1,380,000	5.250%	07/01/25	$1,389,412
1,190,000	5.250	07/01/35	1,174,530
West Virginia State GO Bonds for State Road Series 2000 (FGIC) (AAA/Aaa)(a)
1,000,000	5.625	06/01/10	1,063,240

			3,627,182

Wisconsin – 1.4%
Badger Tobacco Asset Securitization Corp. RB Asset Backed Bonds Series 2002 (BBB/Baa3)
1,000,000	6.375	06/01/32	1,037,740
Superior Wisconsin RB Refunding for Superior Water, Light & Power Project Series 2007 A (Baa1)
525,000	5.375	11/01/21	524,228
Superior Wisconsin RB for Superior Water, Light & Power Project Series 2007 B (Baa1)
500,000	5.750	11/01/37	499,285
Wisconsin Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/24	1,760,867
Wisconsin State GO Bonds Series 1999 C (AA-/Aa3)(a)
5,380,000	6.250	05/01/10	5,738,954
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
375,000	5.125	05/15/29	362,888
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
100,000	5.000	05/15/36	93,113

			10,017,075

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $677,976,683)			$683,921,108

Other Municipals – 0.9%

GMAC Municipal Mortgage Trust Series A (AMT) (A3)(c)(g)
$525,000	4.150%	10/31/09	$520,947
GMAC Municipal Mortgage Trust Series A-1 (AMT) (A3)(c)(g)
375,000	4.900	10/31/14	376,980
GMAC Municipal Mortgage Trust Series A-2 (AMT) (A3)(c)(g)
1,350,000	5.300	10/31/19	1,363,122
GMAC Municipal Mortgage Trust Series B (AMT) (Baa1)(c)(g)
1,350,000	5.600	10/31/19	1,380,780
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa2) (c)(g)
2,000,000	5.500	09/30/15	2,033,180
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A Class A (Aa3)(g)
991,000	4.050	05/04/10	988,443

TOTAL OTHER MUNICIPALS
(Cost $6,592,142)			$6,663,452

Short-Term Investments – 2.7%

Alabama – 0.3%
Montgomery Industrial Development Board PCRB VRDN Refunding for General Electric Co. Project Series 2006 (A-1+/VMIG1)(f)
$2,200,000	3.600%	11/01/07	$2,200,000

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for Dartmouth College Series 2007 B ((A-1+/VMIG1))(f)
1,700,000	3.640	11/01/07	1,700,000

Oregon – 0.7%
Port Morrow Oregon Environmental Improvement VRDN RB for Portland General Electric Co. Series 1996 (VMIG2)(f)
4,500,000	4.090	11/01/07	4,500,000

Tennessee – 0.6%
Blount County Public Building Authority RB for Government Public Improvement Series 2001 A-1-G (AMBAC) (VMIG1)(f)
1,400,000	3.620	11/01/07	1,400,000
Sevier County Public Building Authority VRDN RB for Local Government Public Improvement Series 2004 V1-C1-1 (AMBAC) (VMIG1)(f)
2,600,000	3.620	11/01/07	2,600,000

			4,000,000

Texas – 0.6%
Harris County Industrial Development Corp. VRDN RB for Daily Exxon Project Series 1997 (A-1+/VMIG1)(f)
4,100,000	3.600	11/01/07	4,100,000

Wyoming – 0.3%
Lincoln County Wyoming PCRB VRDN for Exxon Project Series 1987 A (AAA/Aaa)(f)
2,300,000	3.600	11/01/07	2,300,000

TOTAL SHORT TERM INVESTMENTS
(Cost $18,800,000)			$18,800,000

TOTAL INVESTMENTS – 101.6%
(Cost $703,368,825)			$709,384,560

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%			(10,900,369)

NET ASSETS – 100.0%			$698,484,191

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Inverse variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect October 31, 2007.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security represents fixed rate bond exchanged in conjunction with floating rate notes issued (See Note 2G).

(f)	Variable rate security. Maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at October 31, 2007.

(g)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,663,452, which represents approximately 1.0% of net assets as of October 31, 2007.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The Portfolio had the following insurance concentration at 10% or greater of net assets at October 31, 2007: MBIA 12.7%, AMBAC 11.7%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—	Insured by American Municipal Bond Assurance Corp. – Transferable Custodial Receipts
AMT	—	Alternative Minimum Tax
CONV	—	Converted
COPS	—	Certificate of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co. – Transferable Custodial Receipts
FHA	—	Insured by Federal Housing Administration
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
HUD	—	Insured by Housing and Urban Development
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
GO OF INST	—	General Obligation of Institution
IDA	—	Industrial Development Authority
ICR	—	Immediate Credit Recovery
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance – Insured Bond Certificates
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
Radian-IBC	—	Insured by Radian Asset Assurance – International Bancshares Corporation
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION
INTEREST RATE SWAP CONTRACTS —
At October 31, 2007, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged

	Notional		Payments	Payments	Upfront payments
Swap	Amount	Termination	received by	made by	(received) made	Unrealized
Counterparty (a)	(000s)	Date	the Fund	the Fund	by the Fund	Loss

Merill Lynch Pierce Fenner & Smith, Inc.	$5,000	11/01/22	BMA Municipal	4.100%	$(7,503)	$(109,074)
			Swap Index
Morgan Stanley Co., Inc. New York	15,000	11/01/22	BMA Municipal	4.100%	90,411	(423,362)
			Swap Index

TOTAL					$82,908	$(532,436)

(a) Represents forward starting interest rate swaps whose effective date of commencement of cash flows and associated accruals occur subsequent to October 31, 2007.
BMA — Bond Market Association
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 97.3%

Alabama – 1.1%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
$3,405,000	5.375%	12/01/16	$3,477,152
4,425,000	5.500	12/01/21	4,472,038
5,775,000	5.625	12/01/26	5,854,579
12,100,000	5.750	12/01/36	12,218,580
Butler Industrial Development Board Solid Waste Disposal RB Refunding for Georgia Pacific Corp. Project Series 2004 (AMT)(B)
5,000,000	5.750	09/01/28	4,794,700
Courtland Industrial Development Board Environmental Improvements RB Refunding for International Paper Co. Project Series 2006 A (BBB/Baa3)
4,315,000	5.000	08/01/27	4,000,178
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
5,000,000	5.000	06/01/25	4,874,300
Courtland Industrial Development Board Solid Waste Disposal RB Refunding for International Paper Co. Projects Series 2005 A (AMT) (BBB/Baa3)
9,400,000	5.200	06/01/25	9,167,162
Puttable Floating Option Tax-Exempt Receipts PA 1507 (RITES)(b)
2,190,000	6.431	06/01/32	1,671,101
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A
6,900,000	5.375	08/01/15	6,905,865
7,600,000	6.000	08/01/25	7,745,008
5,000,000	6.000	08/01/35	5,048,100
Tuscaloosa Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-)
22,365,000	5.250	06/01/37	20,963,609
Tuskegee City Alabama GO Bonds Series 2007 (ACA)(A)
300,000	4.400	01/01/22	277,716
500,000	4.625	01/01/27	462,900
500,000	4.625	01/01/32	451,240
1,000,000	4.700	01/01/37	896,120

			93,280,348

Alaska – 0.6%
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2000 (AAA/Aaa)(a)
3,910,000	6.200	06/01/10	4,073,008
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2006 A (Baa3)
15,090,000	5.000	06/01/32	13,489,857
40,000,000	5.000	06/01/46	34,229,600

			51,792,465

Arizona – 0.5%
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 A (B+/Baa3)
5,000,000	5.850	03/01/28	5,017,800
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 B (B+/Baa3)
5,000,000	5.875	03/01/33	5,016,600
Arizona Health Facilities Authority Hospital Systems RB PA 1456 (RITES)(b)(c)
12,700,000	6.381	02/02/15	12,005,310
Gila County IDA RB Refunding for Environmental Asarco, Inc. Series 1998(e)
6,750,000	5.550	01/01/27	7,534,417
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
600,000	5.000	01/01/20	600,558
1,000,000	5.000	01/01/21	997,070
2,000,000	5.000	01/01/26	1,971,700
3,000,000	5.000	01/01/32	2,905,770
University Medical Center Corp. RB Series 2004 (BBB+/Baa1)
2,150,000	5.000	07/01/24	2,130,672
Yavapai County IDA Hospital Facilities RB for Regional Medical Center Series 2003 A (Baa2)
1,250,000	6.000	08/01/33	1,285,225

			39,465,122

Arkansas – 0.3%
Baxter County Arkansas Hospital RB Refunding Series 2007 (BBB/Baa2)
2,000,000	5.000	09/01/26	1,966,340
Jefferson County PCRB Refunding for Entergy Arkansas, Inc. Project Series 2006 (A-/Baa1)
7,920,000	4.600	10/01/17	7,977,182
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (B2)
3,010,000	5.600	10/01/26	2,855,226
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 A (BBB/Baa2)
1,850,000	5.000	02/01/35	1,747,418
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
8,325,000	5.000	02/01/25	8,173,485
4,150,000	5.000	02/01/30	3,977,692

			26,697,343

California – 13.4%
Abag Finance Authority for Non-Profit Corps. Community Facilities District Special Tax No. 2004-2 Windemere Ranch Series 2004 (AAA)
1,500,000	5.500	04/01/21	1,564,755
2,750,000	5.600	04/01/26	2,855,077
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (FSA) (AAA/Aaa)(f)
25,000,000	0.000	09/01/35	6,413,750
Brentwood California Infrastructure Financing Authority Special Assessment Refunding Subseries 2005 B
535,000	5.150	09/02/32	499,487

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California County Tobacco Securitization Agency RB for Alameda County Asset Backed Bonds Series 2002 (Baa3)
$555,000	5.750%	06/01/29	$558,929
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 A (BBB)(f)
78,325,000	0.000	06/01/46	5,807,799
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 B (BBB-)(f)
6,550,000	0.000	06/01/46	485,683
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Series 2006 C (BB)(f)
42,250,000	0.000	06/01/55	1,375,660
California County Tobacco Securitization Agency RB for Kern County Asset Backed Bonds Series 2002 B (BBB)
195,000	6.000	06/01/29	198,327
California County Tobacco Securitization Agency RB for Stanislaus Subseries 2006 D(f)
98,000,000	0.000	06/01/55	2,607,780
California County Tobacco Securitization Agency RB Refunding for Sonoma County Corp. Asset Backed Bonds Series 2005 (BBB)
8,000,000	5.125	06/01/38	7,024,560
California Educational Facilities Authority RB for Claremont McKenna College Series 2007 (Aa1)
1,500,000	5.000	01/01/27	1,566,735
3,130,000	5.000	01/01/38	3,230,473
California Educational Facilities Authority RB for Golden Gate University Series 2005 (Baa3)
2,000,000	5.000	10/01/36	1,958,000
California Housing Finance Agency RB for Home Mortgage Series 2007 M (AA-/Aa2)
28,730,000	4.750	08/01/42	26,702,811
California Municipal Finance Authority COPS for Community Hospitals Central California Series 2007 (BBB-/Baa2)
5,750,000	5.250	02/01/27	5,753,680
7,100,000	5.250	02/01/37	6,934,499
California Municipal Finance Authority RB for University Students Cooperation Association Series 2007 (BBB-)
2,000,000	5.000	04/01/37	1,896,760
California State Department of Water Resources Supply RB Series A (AMBAC) (AAA/Aaa)(g)
10,000,000	5.500	05/01/14	10,861,900
California State Economic Recovery GO Bonds Series A (AA+/Aa3)(g)
16,250,000	5.250	07/01/14	17,732,225
California Statewide Communities Development Authority RB BANS for Golden Gate Park Series 2005 (LOC-First Republic Bank)
26,500,000	6.000	12/01/11	27,024,700
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A
7,440,000	5.400	11/01/27	7,403,916
6,000,000	5.500	11/01/38	5,931,300
California Statewide Communities Development Authority RB for Daughters of Charity Health Series 2005 A (BBB+)
8,900,000	5.250	07/01/35	8,849,181
California Statewide Communities Development Authority RB for Kaiser RMKT 08/01/06 Series 2001 C (A+)(h)
3,750,000	5.250	08/01/31	3,834,075
California Statewide Communities Development Authority RB for Notre Dame De Namur University Series 2003
3,000,000	6.625	10/01/33	3,168,030
California Statewide Communities Development Authority RB for Sutter Health Series 2005 C (AMBAC) (AAA/Aaa)
21,500,000	5.000	11/15/38	22,073,620
California Statewide Communities Development Authority RB for United Airlines Series 1997 A (GTY AGMT)(e)
62,000,000	5.700	10/01/33	19,936,100
California Statewide Communities Development Authority RB for Valleycare Health Systems Series 2007 A
5,605,000	4.800	07/15/17	5,515,096
1,000,000	5.000	07/15/22	968,570
4,915,000	5.125	07/15/31	4,610,319
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2007 B (A+)(h)
42,250,000	4.285	01/01/08	36,874,955
California Statewide Financing Authority Tobacco Settlement RB Asset Backed Pooled Tobacco Security Series 2002 A (Baa3)
3,000,000	6.000	05/01/37	3,014,940
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation Turbo Pooled Program Series 2006 A (BBB)(f)
301,950,000	0.000	06/01/46	22,389,592
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation Turbo Pooled Program Series 2006 B (BBB-)(f)
35,000,000	0.000	06/01/46	2,595,250
Carlsbad Improvement Bond Act of 1915 Special Assessment for District No. 2003-01 Series 2004
3,305,000	6.000	09/02/34	3,362,276
Carson California Public Financing Authority Special Assessment Series 2006 A (Radian) (AA)
4,000,000	4.375	09/02/26	3,743,480
Cathedral City Improvement Bond Act of 1915 Special Assessment for Limited Obligation Cove Improvement District 04-02 Series 2005
1,090,000	5.000	09/02/30	1,024,938
1,340,000	5.050	09/02/35	1,249,081
Chino Community Facilities District Special Tax No. 03-3 Improvement Area 1 Series 2004
655,000	5.500	09/01/22	663,489
565,000	5.550	09/01/23	572,628
365,000	5.600	09/01/24	370,336
1,300,000	5.700	09/01/29	1,315,314
1,420,000	5.750	09/01/34	1,432,610

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Chula Vista Community Facilities District Special Tax No. 07-I-Otay Ranch Village Eleven Series 2004
$1,700,000	5.700%	09/01/24	$1,734,561
2,300,000	5.800	09/01/28	2,346,460
3,145,000	5.875	09/01/34	3,191,420
Del Mar Race Track Authority RB Series 2005 (BBB-)
2,300,000	5.000	08/15/25	2,263,913
Dinuba Financing Authority RB for Measure Road Improvements Series 2007
1,125,000	5.375	09/01/38	1,115,696
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (AMBAC-TCRS) (AAA/Aaa)
15,000,000	5.000	06/01/45	15,235,650
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (FGIC-TCRS) (AAA/Aaa)
14,000,000	5.000	06/01/45	14,219,940
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2007 A-1 (BBB/Baa3)
59,280,000	5.000	06/01/33	53,285,606
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
8,375,000	5.125	06/01/47	7,397,302
66,000,000	5.750	06/01/47	63,429,300
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (A/A2)
94,150,000	5.000	06/01/45	94,736,554
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (FGIC) (AAA/Aaa)
11,650,000	5.000	06/01/38	11,862,729
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (Radian-IBC) (AA)
32,000,000	5.000	06/01/45	32,199,360
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Senior Convertible Series 2007 A-2 (BBB/Baa3)(i)
40,000,000	0.000	12/01/12	26,274,800
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 B (BBB)(f)
657,855,000	0.000	06/01/47	50,371,957
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 C (BBB-)(f)
307,000,000	0.000	06/01/47	21,278,170
Hawthorne Community Redevelopment Agency Tax Allocation for Hawthorne Plaza Project Series 2001
2,375,000	6.875	07/01/20	2,391,958
HI Desert California Memorial Health Care District RB Refunding Series 1998
2,250,000	5.500	10/01/15	2,267,055
2,000,000	5.500	10/01/19	2,012,160
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-1 (BBB)(f)
113,695,000	0.000	06/01/36	17,586,343
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-2 (BBB)(f)
211,235,000	0.000	06/01/47	14,640,698
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 D (BBB-)(f)
360,660,000	0.000	06/01/57	11,461,775
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 E (BB)(d)(f)
354,105,000	0.000	06/01/57	8,406,453
Kaweah Delta Health Care District RB Series 2004 (A3)(a)
3,675,000	6.000	08/01/12	4,142,019
Lake Elsinore Improvement Bond Act 1915 Limited Obligation for Special Assessment District No. 93-1 Series 2000
1,835,000	7.000	09/02/30	1,939,632
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
1,435,000	5.050	09/01/30	1,327,160
690,000	5.050	09/01/35	626,996
Lincoln California Community Facilities District Special Tax No. 2003-1 Series 2004(a)
3,380,000	5.950	09/01/13	3,854,349
2,935,000	6.000	09/01/13	3,354,558
Long Beach Bond Finance Authority RB for National Gas Purchase Series 2007 A (A+/A1)
30,175,000	5.500	11/15/37	30,984,293
Long Beach Special Tax for Community Facilities District No. 6 Pike Series 2002
5,000,000	6.300	10/01/32	5,141,750
Los Angeles Regional Airports Improvement Corp. RB Refunding for Facilities Sublease Continental Airlines Series 1994 (AMT)(B)
935,000	9.250	08/01/24	935,486
Los Angeles Regional Airports Improvement Corp. RB Refunding for Facilities Sublease LA International Series 2002 A (B/Caa1)(h)
5,000,000	7.125	12/01/24	5,373,500
Los Angeles Regional Airports Improvement Corp. RB Refunding for Facilities Sublease LA International Series 2002 B (AMT) (B/Caa1)(h)
2,000,000	7.500	12/01/24	2,181,980

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest		Maturity
Amount	Rate		Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Los Angeles Regional Airports Improvement Corp. RB Series 2002 C (AMT) (B/Caa1)
$810,000	6.125%		12/01/07	$810,457
11,520,000	7.000	(h)	12/01/12	12,003,034
70,425,000	7.500	(h)	12/01/24	76,832,971
Moorpark Community Facilities District No. 2004-1 Special Tax for Moorpark Highlands Series 2006
4,515,000	5.300		09/01/38	4,266,314
Morgan Stanley Co., Inc. Trust RB Residential Series 2006-1544 (AAA)(b)(f)
10,170,000	0.000		08/01/34	8,971,567
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005
1,660,000	5.200		09/01/35	1,571,273
Oakley Public Finance Authority RB Series 2004
1,365,000	5.875		09/02/24	1,378,336
1,900,000	6.000		09/02/28	1,922,800
2,400,000	6.000		09/02/34	2,416,776
Oceanside Community Development Commerce Tax Allocation for Downtown Redevelopment Project Series 2002 (Baa3)
1,500,000	5.750		09/01/25	1,532,925
Oxnard Union High School District GO Bonds Refunding Series 2001 A (MBIA) (AAA/Aaa)
225,000	5.800		02/01/18	251,710
Palo Alto Improvement Bond Act 1915 Special Assessment for University Avenue Area Off Shore Parking Series 2002 A (BBB)
650,000	5.250		09/02/16	664,131
Pomona Public Financing Authority RB for Water Facilities Project Series 2007 AY (AMBAC) (AAA)
3,985,000	5.000		05/01/42	4,112,600
Poway California Unified School District Special Tax Community Facilities District 6-4 South Series 2005
3,050,000	5.125		09/01/35	2,925,468
Poway Unified School District Special Tax Community Facilities District No. 14 Area A Series 2006
1,770,000	5.125		09/01/26	1,678,721
5,000,000	5.250		09/01/36	4,703,150
Roseville Community Facilities District Special Tax No. 1-Westpark Series 2005
3,500,000	5.200		09/01/36	3,319,750
Sacramento North Natomas Community Facilities 97-01 Special Tax Series 2005
1,155,000	5.000		09/01/24	1,122,914
995,000	5.000		09/01/29	944,265
3,025,000	5.100		09/01/35	2,861,620
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (MBIA) (AAA/Aaa)(f)
50,225,000	0.000		01/15/32	15,679,743
Sierra View Local Health Care District RB Refunding Series 1998 (A-)
7,525,000	5.400		07/01/22	7,649,162
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 A (BBB)(f)
17,000,000	0.000		06/01/36	2,543,710
15,000,000	0.000		06/01/41	1,558,350
73,990,000	0.000		06/01/47	5,128,247
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 B (BBB-)(f)
13,505,000	0.000		06/01/47	936,032
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 C (BB)(f)
160,600,000	0.000		06/01/56	4,328,170
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 D (B)(f)
82,250,000	0.000		06/01/56	2,216,638
Temecula Valley Unified School District Community Facilities District Special Tax No. 02-2 Series 2005
1,530,000	5.000		09/01/25	1,451,710
3,395,000	5.125		09/01/35	2,993,541
Tobacco Securitization Authority Northern California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A-1 (BBB/Baa3)
4,650,000	5.500		06/01/45	4,331,149
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Series 2006 A-1 (BBB/Baa3)
8,265,000	4.750		06/01/25	7,811,086
40,000,000	5.000		06/01/37	34,803,600
Upland Community Facilities District Special Tax for 2003-2 San Antonio Improvement Series 2004 1-A
4,000,000	6.000		09/01/34	4,104,320
Valley Health System COPS Refunding Project Series 1993 (B-)
19,715,000	6.875		05/15/23	19,753,247
Valley Health System Hospital RB for Refunding & Improvement Project Series 1996 A (B-)
2,040,000	6.500		05/15/15	2,031,575
5,770,000	6.500		05/15/25	5,594,130

				1,070,729,461

Colorado – 1.5%
Aspen Valley Hospital District RB Refunding Series 2007 (Baa3)
2,000,000	5.000		10/15/21	2,000,800
1,670,000	5.000		10/15/26	1,656,022
Colorado Health Facilities Authority RB for Hospital Valley View Association Project Series 2007 (BBB)
1,250,000	5.000		05/15/27	1,233,113
1,500,000	5.125		05/15/37	1,471,995
12,000,000	5.250		05/15/42	11,886,360
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
16,850,000	5.000		12/01/35	15,561,144
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa2)
10,000,000	5.000		03/01/25	9,828,700

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Colorado – (continued)
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006
$4,500,000	6.125%	12/01/37	$4,453,965
Denver City & County RB Refunding for United Air Lines Project Series 2007 A (B/Caa1)
30,000,000	5.250	10/01/32	27,764,100
25,000,000	5.750	10/01/32	25,054,500
Eagle Bend Metropolitan District No. 2 GO Bonds Refunding Series 2004 (Radian) (AA/Aa3)
1,000,000	5.000	12/01/20	1,017,240
McKay Landing Metropolitan District No. 2 GO Bonds Limited Tax Series 2000(a)
1,500,000	7.500	12/01/10	1,657,950
McKay Landing Metropolitan District No. 2 GO Bonds Refunding Subseries 2004 A(a)
2,000,000	7.500	12/01/10	2,232,280
Park Meadows Business Improvement District RB Series 2007
475,000	5.300	12/01/27	466,293
720,000	5.350	12/01/31	701,899
Saddle Rock South Metropolitan GO Bonds Limited Mill Levy Obligation Series 2000(a)
3,000,000	7.200	06/01/10	3,254,580
Tablerock Metropolitan District Colorado GO Bonds Series 2003(a)
2,705,000	7.000	12/01/13	3,083,402
University of Colorado Hospital Authority RB Series 2006 A (Baa1)
4,500,000	5.000	11/15/37	4,330,845
3,000,000	5.250	11/15/39	2,990,700
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B
1,750,000	6.625	12/01/40	1,700,825

			122,346,713

Connecticut – 0.0%
Connecticut State Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Ba3)
695,000	5.875	07/01/22	673,392

Delaware – 0.1%
Bridgeville Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A
6,847,000	5.450	07/01/35	6,306,566
Bridgeville Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B
300,000	5.125	07/01/35	298,224
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
1,000,000	5.000	06/01/24	1,001,210
Delaware State Health Facilities Authority RB Refunding for Beebe Medical Center Project Series 2004 (BBB+/Baa1)
1,250,000	5.500	06/01/24	1,286,000

			8,892,000

District of Columbia – 0.5%
District of Columbia Housing Finance Agency RB for Single Family Mortgage Series 1997 B (AMT) (FNMA/GNMA) (AAA)
15,000	6.350	06/01/28	15,019
District of Columbia RB for Friendship Public Charter School RB Series 2006 (ACA) (A)
900,000	4.000	06/01/16	851,490
1,000,000	5.000	06/01/26	967,070
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
1,430,000	6.250	05/15/24	1,477,590
6,000,000	6.500	05/15/33	6,253,140
District of Columbia Tobacco Settlement Financing Corp. RB for Capital Appreciation Asset Backed Bonds Series 2006 A (BBB)(f)
388,560,000	0.000	06/15/46	28,734,012
District of Columbia Tobacco Settlement Financing Corp. RB for Capital Appreciation Asset Backed Bonds Series 2006 C (BB)(f)
27,000,000	0.000	06/15/55	845,100

			39,143,421

Florida – 28.8%
Aberdeen Community Development District Special Assessment Series 2005
13,000,000	5.500	05/01/36	11,100,440
Aberdeen Community Development District Special Assessment Series 2006-1
2,125,000	5.250	11/01/15	1,992,931
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A
4,745,000	6.300	05/01/35	4,653,849
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A
2,000,000	5.375	05/01/37	1,650,100
Anthem Park Community Development District RB for Capital Improvement Series 2004
2,765,000	5.800	05/01/36	2,632,086
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-1
41,435,000	5.500	05/01/36	36,773,148
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-2
27,585,000	5.250	05/01/36	23,902,954
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 B-2
5,630,000	5.100	05/01/16	5,236,463
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A
28,965,000	5.350	05/01/36	25,137,855
Arborwood Community Development District Special Assessment for School Site Acquisition Projects Series 2005
5,835,000	5.500	05/01/14	5,616,421

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Arlington Ridge Community Development District Special Assessment Series 2006 A
$10,305,000	5.500%	05/01/36	$9,333,032
Ballantrae Community Development District Special Assessment for Capital Improvement Series 2004
4,800,000	6.000	05/01/35	5,168,448
Bay Laurel Center Community Development District Special Assessment Indigo Series 2006
1,765,000	5.450	05/01/37	1,543,863
Baywinds Community Development District Special Assessment Series 2006 A
1,000,000	5.250	05/01/37	825,590
Baywinds Community Development District Special Assessment Series 2006 B
7,380,000	4.900	05/01/12	7,052,845
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A
7,000,000	6.000	05/01/33	7,161,980
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B
9,935,000	5.800	05/01/34	10,057,896
Belmont Community Development District Special Assessment for Capital Improvement Series 2006 B
10,000,000	5.125	11/01/14	9,429,600
Bluewaters Community Development District Special Assessment Series 2004
2,925,000	6.000	05/01/35	3,129,077
Bobcat Trail Community Development District Special Assessment Refunding for Capital Improvement Series 2005
2,385,000	5.200	05/01/29	2,183,134
Bonita Springs Vasari Community Development District Special Assessment for Capital Improvement Series 2001 A
7,475,000	6.950	05/01/32	8,066,198
Bonnet Creek Resort Community Development District Special Assessment RB Series 2002
860,000	7.125	05/01/12	894,907
10,000,000	7.375	05/01/34	10,656,500
2,000,000	7.500	05/01/34	2,120,780
Boyton Village Community Development District Special Assessment Series 2007 A-1
1,600,000	5.750	05/01/37	1,507,152
Brandy Creek Community Development District Special Assessment Series 2003 A
3,425,000	6.350	05/01/34	3,741,059
Brandy Creek Community Development District Special Assessment Series 2003 B
15,000	5.400	05/01/09	15,000
Brandy Creek Community Development District Special Assessment Series 2006 A
2,715,000	5.600	05/01/37	2,317,714
Bridgewater Community Development District Special Assessment Series 2004 A
13,145,000	6.000	05/01/35	12,901,949
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005
3,500,000	5.750	05/01/35	3,553,865
Briger Community Development District Special Assessment Series 2002 A
2,850,000	6.750	05/01/33	3,103,365
Brighton Lakes Community Development District Special Assessment Series 2004 A
1,600,000	6.125	05/01/35	1,735,456
Brooks of Bonita Springs II Community Development District Special Assessment for Capital Improvement Series 2003 A
1,560,000	6.125	05/01/34	1,678,685
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-1
1,050,000	6.700	05/01/31	1,125,989
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-2
2,790,000	6.850	05/01/31	3,005,974
Capital Region Community Development District Special Assessment for Capital Improvement Series 2002 A
11,630,000	6.700	05/01/32	12,236,388
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA)(a)(d)
3,000,000	8.950	10/01/12	3,741,390
Catalina at Winkler Preserve Community Development District Special Assessment Series 2005
3,500,000	5.600	05/01/36	3,186,085
Cedar Pointe Community Development District Special Assessment for Capital Improvement Series 2005 A
5,915,000	5.375	05/01/35	5,267,662
Celebration Community Development District Special Assessment Series 2003 A
2,890,000	6.400	05/01/34	3,118,859
Century Gardens Community Development District Special Assessment Series 2004
2,315,000	5.900	05/01/34	2,356,994
CFM Community Development District Special Assessment for Capital Improvement Series 2004 A
21,325,000	6.250	05/01/35	21,463,826
CFM Community Development District Special Assessment for Capital Improvement Series 2004 B
1,625,000	5.875	05/01/14	1,607,336
Channing Park Community Development District Special Assessment Series 2007
5,240,000	5.300	05/01/38	4,603,969
Charlotte County IDA BANS Series 2007 (AMT)
30,500,000	5.750	10/01/08	30,442,355
City Center Community Development District Special Assessment Series 2005 A
5,995,000	6.125	05/01/36	5,879,416
City Center Community Development District Special Assessment Series 2007 A
8,480,000	6.000	05/01/38	7,952,290

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Coconut Cay Community Development District of Special Assessment Series 2006
$2,955,000	5.375%	05/01/36	$2,726,933
Colonial Country Club Community Development District Florida Special Assessment for Capital Improvement Series 2003
10,930,000	6.400	05/01/33	11,963,213
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005
1,725,000	5.000	05/01/15	1,608,235
16,110,000	5.300	05/01/35	14,188,560
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A
5,725,000	5.850	05/01/35	5,735,248
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B
735,000	5.000	05/01/11	716,206
Connerton West Community Development District Special Assessment for Capital Improvement Series 2004 A-1
2,935,000	5.950	05/01/35	2,861,390
Connerton West Community Development District Special Assessment for Capital Improvement Series 2004 A-2
2,215,000	5.850	05/01/24	2,122,413
1,590,000	5.950	05/01/36	1,549,566
Connerton West Community Development District Special Assessment for Capital Improvement Series 2007 B
7,000,000	5.125	05/01/16	6,443,430
Copper Oaks Community Development District Special Assessment Series 2005 A
3,565,000	5.450	05/01/35	3,385,146
Copper Oaks Community Development District Special Assessment Series 2005 B
265,000	4.875	05/01/10	257,013
Coral Springs Improvement District RB Series 2007 (MBIA) (AAA/Aaa)
1,000,000	4.500	06/01/27	977,060
2,250,000	4.750	06/01/32	2,265,413
2,000,000	4.750	06/01/37	2,007,560
Coronado Community Development District Special Assessment Series 2007
1,800,000	6.000	05/01/38	1,743,768
Cory Lakes Community Development District for Special Assessment Series 2001 A
485,000	8.375	05/01/17	504,172
Cory Lakes Community Development District for Special Assessment Series 2001 B
535,000	8.375	05/01/17	531,137
Country Greens Community Development District Special Assessment Series 2003
5,880,000	6.625	05/01/34	6,349,459
Covington Park Community Development District Refunding Special Assessment for Capital Improvement Series 2005 (A-)
1,000,000	5.000	05/01/31	993,160
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 A
1,075,000	6.250	05/01/34	1,164,806
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 B
105,000	5.300	11/01/09	103,448
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (MBIA) (AAA/Aaa)
1,875,000	4.750	10/01/36	1,882,275
Crossings at Fleming Island Community Development District Refunding Special Assessment Series 2000 C
4,295,000	7.050	05/01/15	4,416,591
Cutler Cay Community Development District Special Assessment Series 2004
4,485,000	6.125	05/01/24	4,892,776
2,480,000	6.300	05/01/34	2,710,491
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,710,000	6.000	05/01/34	1,820,825
Double Branch Community Development District Special Assessment Series 2002 A
10,715,000	6.700	05/01/34	11,881,221
Double Branch Community Development District Special Assessment Series 2003 C
5,000	5.125	05/01/08	5,000
Double Branch Community Development District Special Assessment Series 2005 A
965,000	5.350	05/01/34	935,770
Dupree Lakes Community Development District Special Assessment for Capital Improvement Series 2006 A(d)
1,905,000	5.375	05/01/37	1,634,090
Durbin Crossing Community Development District Special Assessment Series 2005 A
48,660,000	5.500	05/01/37	43,472,357
Durbin Crossing Community Development District Special Assessment Series 2005 B-2
8,700,000	4.875	11/01/10	8,389,758
East Homestead Community Development District Special Assessment Series 2005
3,800,000	5.450	05/01/36	3,390,322
East Homestead Community Development District Special Assessment Revenue Series 2006 B
680,000	5.000	05/01/11	654,745
East Park Development District Special Assessment Series 2002
5,085,000	6.850	05/01/33	5,610,331
Easton Park Community Development District Special Assessment Series 2007
4,000,000	5.200	05/01/37	3,495,400
Enclave at Black Point Marina Community Development Special Assessment Series 2007 A
1,000,000	5.400	05/01/37	893,510
Enclave at Black Point Marina Community Development Special Assessment Series 2007 B
1,790,000	5.200	05/01/14	1,706,461

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Escambia County Environmental Improvement RB Refunding for International Paper Co. Project Series 2006 A (BBB/Baa3)
$12,250,000	5.000%	08/01/26	$11,483,272
Escambia County PCRB Refunding for International Paper Co. Series 2003 A (BBB/Baa3)
2,850,000	4.700	04/01/15	2,856,954
Fishhawk Community Development District II Special Assessment Series 2003 A
5,735,000	6.250	05/01/34	6,089,767
Fishhawk Community Development District II Special Assessment Series 2007 A
2,420,000	5.250	05/01/38	2,118,710
Fishhawk Community Development District II Special Assessment Series 2007 B
1,755,000	5.000	05/01/12	1,683,343
Fishhawk Community Development District II Tax Allocation Series 2004 A
2,395,000	6.125	05/01/34	2,527,683
Flora Ridge Educational Facilities Benefit District Special Assessment Series 2007
3,460,000	5.300	05/01/37	3,033,936
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B
1,840,000	4.850	05/01/11	1,763,934
Gateway Services Community Development District Special Assessment for Stoneybrook Project Series 2003
145,000	5.500	07/01/08	144,436
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 A
2,555,000	6.500	05/01/33	2,776,161
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 B
630,000	5.500	05/01/10	619,964
Gateway Services District Water & Sewer RB Refunding for Second Assessment Area — Phase 1 Series 2007 (Radian) (AA/Aa3)
2,450,000	5.250	05/01/20	2,494,958
Gateway Services District Water & Sewer RB Refunding Series 2003
2,000,000	6.000	10/01/19	2,065,540
Glen St. Johns Community Development District Special Assessment BANS Series 2006
6,400,000	5.250	05/01/38	5,478,912
Grand Hampton Community Development District Special Assessment for Capital Improvement Series 2003
5,180,000	6.150	05/01/34	5,511,054
Grand Haven Community Development District Special Assessment Series 2002
200,000	6.125	11/01/07	199,999
Grand Hampton Community Development District Special Assessment for Capital Improvement Series 2005
3,990,000	5.500	05/01/36	3,613,663
Grand Haven Community Development District Special Assessment Series 2003
30,000	5.200	11/01/07	30,000
Greater Lakes/Sawgrass Bay Community Development District Special Assessment Series 2006 A
4,500,000	5.500	05/01/38	4,087,935
Greyhawk Landing Community Development District Special Assessment Series 2002 A
2,920,000	7.000	05/01/33	3,195,794
Greyhawk Landing Community Development District Special Assessment Series 2002 B
225,000	6.250	05/01/09	225,313
Griffin Lakes Community Development District Special Assessment Series 2002 A
4,375,000	6.700	05/01/33	4,820,331
Habitat Community Development Special Assessment Series 2004
4,745,000	5.850	05/01/35	4,563,361
Halifax Hospital Medical Center RB Series 1999 A (AAA)(a)
955,000	7.250	10/01/10	1,070,918
Hamal Community Development District Special Assessment for Refunding and Improvement Series 2006 A (MBIA) (AAA)
1,870,000	4.750	05/01/31	1,877,087
Hamal Community Development District Special Assessment Series 2001 (AAA)(a)
3,725,000	6.750	05/01/11	4,144,547
Hammocks Community Development District Special Assessment Series 2005 A
6,020,000	5.500	05/01/37	5,437,565
Hammocks Community Development District Special Assessment Series 2005 B
860,000	4.875	11/01/10	829,332
Harbor Bay Community Development District Special Assessment for Capital Improvement Series 2001 A
2,230,000	7.000	05/01/33	2,423,096
Harbour Isles Community Development District Special Assessment Series 2004
4,255,000	6.125	05/01/35	4,246,533
Harbourage at Braden River Community Development District Special Assessment for Capital Improvement Series 2003 A
2,890,000	6.125	05/01/34	3,048,459
Heritage Bay Community Development District Special Assessment for Capital Improvement Series 2005
15,905,000	5.500	05/01/36	14,404,840
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005
8,885,000	5.600	05/01/36	8,131,907
Heritage Harbor South Community Development District Special Assessment for Capital Improvement Series 2002 A
3,820,000	6.500	05/01/34	4,201,809
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A
1,205,000	6.200	05/01/35	1,294,965

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 B
$445,000	5.250%	11/01/08	$441,418
Heritage Isle at Viera Community Development District Special Assessment Series 2004 A
3,140,000	6.000	05/01/35	3,294,614
Heritage Isle at Viera Community Development District Special Assessment Series 2004 B
515,000	5.000	11/01/09	504,067
Heritage Isle at Viera Community Development District Special Assessment Series 2005
7,195,000	5.550	05/01/37	6,601,484
Heritage Isle at Viera Community Development District Special Assessment Series 2006
4,925,000	5.000	11/01/13	4,653,731
Heritage Lake Park Community Development District Special Assessment Series 2004 B
2,715,000	5.100	11/01/09	2,662,356
Heritage Lake Park Community Development District Special Assessment Series 2005
1,700,000	5.700	05/01/36	1,591,268
Heritage Landing Community Development District Special Assessment Series 2005
16,775,000	5.600	05/01/36	16,264,369
Heritage Park Community Development District Special Assessment Series 2004 A
5,755,000	6.300	05/01/35	5,920,686
Highlands Community Development District Special Assessment Series 2005
3,745,000	5.550	05/01/36	3,393,569
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (Baa1)
2,700,000	5.625	03/01/24	2,802,141
Hypoluxo/Haverhill Community Development District Special Assessment Series 2002 A
1,330,000	6.750	05/01/33	1,478,907
Indian Trace Development District Special Assessment for Isles at Weston Project Series 2003
1,910,000	5.500	05/01/33	1,911,261
Indigo Community Development District Special Assessment for Capital Improvement Series 2005
8,885,000	5.750	05/01/36	8,398,546
Islands at Doral Florida Special Assessment Series 2003(a)
1,685,000	6.375	05/01/13	1,886,829
Islands at Doral III Community Development District Special Assessment Series 2004 A
10,715,000	5.900	05/01/35	10,481,199
Islands at Doral Ne Community Development District Special Assessment Series 2004
2,735,000	6.250	05/01/34	3,006,859
Islands at Doral Townhomes Community Development District Special Assessment Series 2007 A
2,390,000	6.250	05/01/38	2,265,768
Jacksonville Community Development District Special Assessment Series 2007 A
7,000,000	5.300	05/01/38	6,150,340
K-Bar Ranch Community Development District Special Assessment Series 2006
1,000,000	5.450	05/01/36	889,320
Keys Cove Community Development District Special Assessment Series 2004
1,190,000	5.875	05/01/35	1,199,865
Keys Cove Community Development District II Special Assessment Series 2005
2,855,000	5.500	05/01/36	2,589,228
Killarney Community Development District Special Assessment Series 2004 A
2,470,000	6.000	05/01/35	2,496,651
Killarney Community Development District Special Assessment Series 2004 B
2,030,000	5.125	05/01/09	2,000,809
Laguna Lakes Community Development District Florida RB Series 2003 A(a)
2,355,000	6.400	05/01/13	2,632,490
Laguna Lakes Community Development District Florida RB Series 2003 B
5,000	5.250	11/01/07	5,000
Lake Ashton II Community Development District Special Assessment for Capital Improvement Series 2006 A
4,000,000	5.300	05/01/38	3,514,480
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A
2,115,000	7.450	05/01/22	2,198,204
3,370,000	7.500	05/01/32	3,515,584
Lakes by the Bay South Community Development District RB Series 2004 A
7,220,000	6.100	05/01/23	7,451,690
9,690,000	6.250	05/01/34	10,064,906
Lakes by the Bay South Community Development District RB Series 2004 B
3,455,000	5.300	05/01/09	3,444,739
Lakewood Ranch Community Development District No. 4 RB Series 2004
2,080,000	5.950	05/01/34	2,104,752
Lakewood Ranch Community Development District No. 5 Special Assessment Series 2001 A(a)
4,070,000	6.700	05/01/11	4,468,982
Lakewood Ranch Community Development District No. 6 RB Series 2004 A
5,705,000	6.125	05/01/34	5,896,688
Lakewood Ranch Community Development District No. 6 Special Assessment Series 2005 A
8,385,000	5.700	05/01/36	7,848,695
Lakewood Ranch Stewardship District BANS Series 2007
28,645,000	6.500	06/01/09	28,670,780
Lakewood Ranch Stewardship District Special Assessment for Country Club East Project Series 2006
23,000,000	5.400	05/01/37	20,550,730

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005
$4,425,000	4.875%	08/01/10	$4,278,975
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B
8,555,000	5.000	05/01/13	8,116,898
Lakewood Ranch Stewardship District Special Assessment Series 2006 A
14,690,000	5.500	05/01/36	14,039,674
Landmark at Doral Community Development District Special Assessment Series 2006 A
4,000,000	5.500	05/01/38	3,486,320
Lee County IDA Health Care Facilities RB for Shell Point Alliance Obligation Group Series 2006 (BBB-)
3,750,000	5.000	11/15/32	3,458,475
13,750,000	5.125	11/15/36	12,781,037
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB-)
4,000,000	5.000	11/15/22	3,880,720
10,000,000	5.000	11/15/29	9,341,700
Legends Bay Community Development District RB Series 2007 A
2,725,000	5.875	05/01/38	2,568,885
Legends Bay Community Development District RB Series 2007 B
1,000,000	5.500	05/01/14	969,220
Lexington Oaks Community Development District Special Assessment Series 2002 A
2,500,000	6.700	05/01/33	2,705,650
Live Oak Community Development District No. 1 Special Assessment Series 2003 A
4,290,000	6.300	05/01/34	4,595,834
Live Oak Community Development District No. 1 Special Assessment Series 2003 B
160,000	5.300	05/01/08	159,118
Live Oak Community Development District No. 2 Special Assessment Series 2004 A
8,990,000	5.850	05/01/35	8,442,239
Live Oak Community Development District No. 2 Special Assessment Series 2004 B
7,755,000	5.000	11/01/09	7,590,361
Longleaf Community Development District Special Assessment Refunding Series 2005
6,020,000	5.400	05/01/30	5,467,003
Longleaf Community Development District Special Assessment Refunding Series 2006
2,925,000	5.375	05/01/30	2,735,080
Longleaf Community Development District Special Assessment Series 2001
620,000	7.250	05/01/09	621,916
Maple Ridge Community Development District Special Assessment Series 2000 A
1,480,000	7.150	05/01/31	1,582,949
Marshall Creek Community Development District Special Assessment Series 2002
2,815,000	6.625	05/01/32	3,039,468
Meadow Pines Community Development District Tax Allocation Series 2004 A
6,525,000	6.250	05/01/34	6,793,634
Meadow Pointe III Community Development District RB for Capital Improvement Series 2001 A (a)
2,780,000	6.850	05/01/11	3,055,776
Meadow Pointe III Community Development District RB for Capital Improvement Series 2003 A
3,815,000	6.400	05/01/34	4,107,763
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
970,000	6.000	05/01/35	1,022,914
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2003 A
2,665,000	6.300	05/01/34	2,904,663
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 A
3,195,000	6.250	05/01/38	3,126,851
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B
2,915,000	6.150	11/01/14	2,897,044
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005
4,455,000	5.250	05/01/15	4,219,509
Meadow Pointe IV Community Development District Tax Allocation for Capital Improvement Series 2004 A
2,965,000	6.000	05/01/36	2,913,350
Mediterra North Community Development District RB for Capital Improvement Series 2001 A
4,425,000	6.800	05/01/31	4,573,326
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
450,000	6.950	05/01/31	461,138
Mediterra South Community Development District RB for Capital Improvement Series 2001
1,420,000	6.850	05/01/31	1,517,866
Mediterra South Community Development District RB for Capital Improvement Series 2003 A
4,840,000	6.375	05/01/34	4,900,064
Mediterra South Community Development District RB for Capital Improvement Series 2003 B
1,715,000	5.500	05/01/10	1,687,680
Mediterranea Community Development District Special Assessment Series 2006 A
1,550,000	5.600	05/01/37	1,411,182
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+)
7,720,000	5.375	11/15/28	7,723,088
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Series 2001 A (BB+/Ba1)
3,510,000	6.125	11/15/11	3,735,202

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Series 2004 (BB+/Ba1)
$13,600,000	6.750%	11/15/29	$14,678,072
Middle Village Community Development District Special Assessment Series 2004 A
5,555,000	5.800	05/01/22	5,614,661
15,620,000	6.000	05/01/35	15,933,806
Middle Village Community Development District Special Assessment Series 2004 B
570,000	5.000	05/01/09	563,975
Middle Village Community Development District Special Assessment Series 2004 C
240,000	5.125	05/01/09	237,886
Mira Lago West Community Development District Special Assessment for Capital Improvement Series 2005
960,000	5.375	05/01/36	853,517
Montecito Community Development District Special Assessment Series 2006 A
1,900,000	5.500	05/01/37	1,692,824
Monterey/Congress Community Development District Special Assessment Series 2005 A
3,990,000	5.375	05/01/36	3,547,429
Monterra Community Development District Special Assessment Series 2005 A
25,610,000	5.500	05/01/36	23,225,965
Monterra Community Development District Special Assessment Series 2005 B
30,000,000	5.000	11/01/10	29,031,300
Monterra Community Development District Special Assessment Series 2006 B
33,500,000	5.125	11/01/14	31,698,035
Moody River Estates Community Development District Special Assessment for Capital Improvement Series 2005
8,875,000	5.350	05/01/36	7,861,120
Myrtle Creek Improvement District Special Assessment Series 2006 A
23,000,000	5.200	05/01/37	19,413,380
Narcoossee Community Development District Special Assessment Series 2002 A
4,665,000	6.850	05/01/33	4,916,957
Naturewalk Community Development District Florida Special Assessment Series 2007 A
4,000,000	5.500	05/01/38	3,583,520
Naturewalk Community Development District Florida Special Assessment Series 2007 B
1,970,000	5.300	05/01/16	1,832,061
New Port Tampa Bay Community Development District Special Assessment Series 2006 A
1,000,000	5.875	05/01/38	820,500
New River Community Development District Special Assessment Series 2006 A
2,000,000	5.350	05/01/38	1,770,880
New River Community Development District Special Assessment Series 2006 B
5,500,000	5.000	05/01/13	5,218,345
North Springs Improvement District RB Refunding for Water Management Series 2005 A
2,555,000	5.375	05/01/24	2,324,488
North Springs Improvement District RB Refunding for Water Management Series 2005 B
5,880,000	5.500	05/01/35	5,332,807
North Springs Improvement District Special Assessment for Heron Bay North Assessment Area Series 2006 A
2,550,000	5.200	05/01/27	2,235,075
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 A-1
7,755,000	5.450	05/01/26	6,962,982
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 A-2
3,945,000	5.500	05/01/26	3,599,142
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 B-1
1,480,000	5.125	05/01/15	1,390,031
Oak Creek Community Development District Special Assessment Series 2004
1,725,000	5.800	05/01/35	1,720,274
Oakmont Grove Community Development District Special Assessment Series 2007 A
3,000,000	5.400	05/01/38	2,676,780
Oakstead Community Development District RB for Capital Improvement Series 2002 A (AAA)(a)
4,565,000	6.875	05/01/12	5,050,533
Oakstead Community Development District Special Assessment Series 2006 A-1 (MBIA) (AAA/Aaa)
2,000,000	4.500	05/01/32	1,953,540
Old Palm Community Development District Special Assessment for Palm Beach Gardens Series 2004 A
6,640,000	5.900	05/01/35	6,429,645
Old Palm Community Development District Special Assessment for Palm Beach Gardens Series 2004 B
2,285,000	5.375	05/01/14	2,199,541
Orange County Health Facilities Authority RB for 1st Mortgage Orlando Lutheran Tower Series 2007
1,000,000	5.500	07/01/32	977,490
1,750,000	5.500	07/01/38	1,694,490
Orange County Florida Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
1,865,000	4.750	11/15/36	1,761,269
Orange County Health Facilities Authority RB for Orlando Lutheran Healthcare Series 2005
1,100,000	5.375	07/01/20	1,093,433
1,000,000	5.700	07/01/26	1,009,170
Orlando Urban Community Development District Special Assessment for Capital Improvement Series 2001 A
7,580,000	6.950	05/01/33	7,892,675

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Orlando Urban Community Development District Special Assessment for Capital Improvement Series 2004
$930,000	6.000%	05/01/20	$906,899
4,500,000	6.250	05/01/34	4,529,295
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A
2,245,000	6.125	05/01/35	2,240,532
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B
5,100,000	5.125	05/01/09	5,026,662
Palm Beach County Plantation Community Development District Special Assessment Series 2004 A
6,970,000	6.250	05/01/34	7,511,569
Palm Coast Park Community Development District Special Assessment Series 2006
10,000,000	5.700	05/01/37	9,238,000
Palm Glades Community Development District Special Assessment Series 2006 A
1,295,000	5.300	05/01/36	1,138,460
Palma Sola Trace Community Development District RB for Capital Improvement Series 2005
3,880,000	5.750	05/01/35	3,626,752
Panther Trace Community Development District Special Assessment Series 2002 A(a)
1,625,000	7.250	05/01/12	1,844,294
Panther Trace II Community Development District Special Assessment Series 2005 A
6,760,000	5.600	05/01/35	6,137,201
Panther Trace II Community Development District Special Assessment Series 2006
11,265,000	5.125	11/01/13	10,650,044
Panther Trails Community Development District Special Assessment Series 2005
3,760,000	5.600	05/01/36	3,758,910
Park Place Community Development District Special Assessment Series 2003
4,420,000	6.375	05/01/34	4,510,345
Parker Road Community Development District Special Assessment Series 2007 A
2,500,000	5.600	05/01/38	2,295,650
Parklands Lee Community Development District Special Assessment Series 2004 A
3,890,000	5.800	05/01/35	3,879,341
Parklands Lee Community Development District Special Assessment Series 2004 B
260,000	5.125	05/01/11	252,668
Parklands West Community Development District Special Assessment Series 2001 A
3,255,000	6.900	05/01/32	3,524,156
Parkway Center Community Development District Special Assessment Series 2000 A
472,611	8.250	05/01/31	511,819
Paseo Community Development District Capital Improvement RB Series 2005 A
10,470,000	5.400	05/01/36	9,279,980
Pier Park Community Development District RB for Capital Improvement Series 2002 1
10,125,000	7.150	05/01/34	10,671,952
Pine Island Community Development District RB Series 2004
3,720,000	5.300	11/01/10	3,629,902
Pine Island Community Development District Special Assessment Series 2004
14,670,000	5.750	05/01/35	14,766,382
Poinciana Community Development District Special Assessment Series 2000 A
5,580,000	7.125	05/01/31	5,811,570
Poinciana West Community Development District Special Assessment Series 2007
2,500,000	6.000	05/01/37	2,465,950
Portico Community Development District Special Assessment for Capital Improvement Series 2006
4,720,000	5.450	05/01/37	4,100,736
Principal One Community Development District Jacksonville Special Assessment Series 2005
1,000,000	5.650	05/01/35	1,005,140
Renaissance Community Development District Special Assessment for Capital Improvement Series 2002 A
6,935,000	7.000	05/01/33	7,511,853
Renaissance Community Development District Special Assessment for Capital Improvement Series 2002 B
185,000	6.250	05/01/08	185,128
Reunion East Community Development District Special Assessment Series 2002 A
18,355,000	7.200	05/01/22	19,599,285
2,450,000	7.375	05/01/33	2,615,840
Reunion East Community Development District Special Assessment Series 2002 B
165,000	5.900	11/01/07	165,000
Reunion East Community Development District Special Assessment Series 2005
12,740,000	5.800	05/01/36	12,143,895
Reunion West Community Development District Special Assessment Series 2004
25,205,000	6.250	05/01/36	25,355,474
Ridgewood Trails Community Development District Special Assessment Series 2007 A
2,305,000	5.650	05/01/38	2,138,210
River Bend Community Development District Special Assessment for Capital Improvement Series 2005
8,755,000	5.450	05/01/35	7,882,914
River Hall Community Development District Special Assessment for Capital Improvement Series 2005
6,895,000	5.450	05/01/36	5,805,314
Rivercrest Community Development District Special Assessment Series 2001 (AAA)(a)
5,290,000	7.000	05/01/11	5,941,834
Riverside Park Community Development District Special Assessment Series 2004
1,900,000	6.125	05/01/34	2,075,541

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Riverwood Estates Community Development District Special Assessment Series 2006 A
$9,500,000	5.350%	05/01/37	$8,074,050
Saddlebrook Community Development District Special Assessment Series 2001 A
4,905,000	6.900	05/01/33	5,311,772
Saddlebrook Community Development District Special Assessment Series 2001 B
5,000	6.250	05/01/09	4,996
Sail Harbour Community Development District Special Assessment Series 2005 A
6,870,000	5.500	05/01/36	6,495,722
Sampson Creek Community Development District Special Assessment Series 2000 A (AA)(a)
2,150,000	6.950	05/01/10	2,305,596
Sandy Creek Community Development District Special Assessment Refunding Series 2007 A
7,515,000	5.700	05/01/37	7,057,186
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B
9,045,000	5.500	05/01/15	8,701,019
Sarasota National Community Development District Special Assessment Series 2007
15,700,000	5.300	05/01/39	13,754,142
Seminole Indian Tribe of Florida Special Obligation RB Series 2007 A (BBB/Ba1)(d)
10,000,000	5.250	10/01/27	9,926,300
Seven Oaks Community Development District I RB Series 2002
205,000	5.600	11/01/07	204,997
Seven Oaks Community Development District II RB Series 2003 A
4,530,000	6.400	05/01/34	4,641,076
Seven Oaks Community Development District II Special Assessment Series 2004 A
4,725,000	5.875	05/01/35	4,446,556
Seven Oaks Community Development District II Special Assessment Series 2004 B
1,825,000	5.000	05/01/09	1,795,563
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006
2,000,000	5.750	05/01/15	1,953,720
4,000,000	6.100	05/01/25	3,911,760
15,000,000	6.125	05/01/37	14,436,750
Six Mile Creek Community Development District Special Assessment Series 2007
1,500,000	5.650	05/01/22	1,348,965
South Bay Community Development District Special Assessment for Capital Improvement Series 2005 B-1
230,000	5.125	11/01/09	223,645
South Fork Community Development District RB Series 2003
2,420,000	6.150	05/01/33	2,619,214
South Fork Community Development District RB Series 2004 A-1
505,000	5.900	05/01/34	489,234
South Fork Community Development District RB Series 2004 A-2
1,775,000	5.900	05/01/35	1,718,768
South Fork East Community Development District Special Assessment for Capital Improvement Series 2005
8,875,000	5.350	05/01/36	7,702,346
South Fork East Community Development District Special Assessment for Capital Improvement Series 2007 A
1,830,000	6.500	05/01/38	1,808,443
South Village Community Development District RB for Capital Improvement Series 2005 A
13,135,000	5.700	05/01/35	12,372,119
South-Dade Venture Community Development District Special Assessment Series 2004
2,575,000	6.000	05/01/24	2,506,737
Southern Hills Plantation I Community Development District RB for Capital Improvement Series 2004
8,180,000	5.800	05/01/35	7,812,882
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2004
3,375,000	5.850	05/01/34	3,247,695
Spicewood Community Development District Special Assessment Series 2003 A
2,885,000	6.100	05/01/34	3,099,731
Split Pine Community Development District Special Assessment Series 2007 A
12,000,000	5.250	05/01/39	10,140,240
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 A
4,840,000	6.125	05/01/34	4,994,348
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B
325,000	5.300	05/01/10	320,177
St. Lucie County School Board COPS Series 2007 (MBIA) (Aaa)
1,835,000	4.500	08/15/32	1,765,894
Sterling Hill Community Development District Special Assessment Series 2003 A
4,000,000	6.200	05/01/35	4,267,520
Sterling Hill Community Development District Special Assessment Series 2003 B
645,000	5.500	11/01/10	632,848
Stonegate Community Development District Special Assessment Series 2004
2,235,000	6.125	05/01/34	2,421,868
Stonelake Ranch Community Development District Special Assessment Series 2004 A
3,445,000	5.900	05/01/34	3,359,426
Stoneybrook South Community Development District Special Assessment Series 2007 A
3,000,000	5.800	05/01/39	2,815,080
Summerville Community Development District Special Assessment Series 2006
1,000,000	5.500	05/01/36	879,190

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT)
$6,590,000	6.800%	10/01/32	$6,730,960
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT)
4,465,000	6.900	10/01/34	4,568,454
Sumter Landing Community Development District Recreational RB Subseries 2005 B
6,400,000	5.700	10/01/38	5,994,944
Suncoast Community Development District RB for Capital Improvement Series 2004 A
5,225,000	5.875	05/01/34	5,078,125
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 B
100,000	5.000	05/01/15	74,669
The Quarry Community Development District Special Assessment Series 2005 A-1
54,575,000	5.500	05/01/36	49,494,613
The Quarry Community Development District Special Assessment Series 2005-A2
5,060,000	5.250	05/01/36	4,402,605
The Quarry Community Development District Special Assessment Series 2006
64,000,000	5.250	05/01/16	60,069,120
Thousand Oaks Community Development District Special Assessment Series 2005 A-1
4,715,000	5.350	05/01/35	4,635,647
Thousand Oaks Community Development District Special Assessment Series 2005 A-2
985,000	5.350	05/01/36	930,362
Tisons Landing Community Development District Special Assessment Series 2005 A
2,600,000	5.625	05/01/37	2,242,552
Tisons Landing Community Development District Special Assessment Series 2005 B
4,000,000	5.000	11/01/11	3,778,680
Tolomato Community Development District Special Assessment Series 2006
65,485,000	5.400	05/01/37	56,848,838
Tolomato Community Development District Special Assessment Series 2007
20,000,000	6.650	05/01/40	20,074,600
Tomoka Community Development District RB Series 2004 A
8,045,000	6.100	05/01/35	8,002,442
Town Center at Palm Coast Community Development District Special Assessment for Capital Improvement Series 2005
9,755,000	6.000	05/01/36	9,559,315
Trails Community Development District Special Assessment Series 2007
8,000,000	5.375	05/01/38	7,110,800
Turnbull Creek Community Development District Special Assessment Series 2005
6,820,000	5.800	05/01/35	6,108,265
University Place Community Development District Special Assessment Series 2001 A
1,625,000	7.000	05/01/32	1,770,519
Venetian Community Development District RB for Capital Improvement Series 2002 A
3,735,000	6.750	05/01/34	4,041,233
Verandah East Community Development District Special Assessment for Capital Improvement Series 2006 A
2,000,000	5.400	05/01/37	1,782,080
Verandahs Community Development District Special Assessment Series 2006 A
2,960,000	5.250	05/01/36	2,582,511
Verano Center Community Development District Special Assessment for Community Infrastructure Project Series 2006 A
8,000,000	5.375	05/01/37	6,470,960
Verano Center Community Development District Special Assessment for Community Infrastructure Project Series 2006 B
8,490,000	5.000	11/01/12	8,110,242
6,890,000	5.000	11/01/13	6,310,275
Verona Walk Community Development District RB for Capital Improvement Series 2004
6,800,000	5.850	05/01/35	6,832,504
Verona Walk Community Development District Special Assessment for Capital Improvement Series 2006
9,520,000	5.375	05/01/37	8,450,714
Village Center Community Development District Recreational RB Subseries 1998 B
1,820,000	8.250	01/01/17	1,846,317
Village Center Community Development District Recreational RB Subseries 1998 C
2,020,000	7.375	01/01/19	2,066,379
Village Center Community Development District Recreational RB Subseries 2003 B
4,005,000	6.350	01/01/18	4,246,782
Village Center Community Development District Recreational RB Subseries 2004 B
5,570,000	5.875	01/01/15	5,639,179
Village Community Development District No. 3 Special Assessment Series 2002
6,200,000	6.500	05/01/32	6,818,698
Village Community Development District No. 4 RB Series 2002
3,300,000	6.875	05/01/22	3,632,211
4,960,000	6.950	05/01/32	5,474,054
Village Community Development District No. 4 Special Assessment Series 2000
2,145,000	7.150	05/01/18	2,306,025
Village Community Development District No. 4 Special Assessment Series 2003
445,000	6.500	05/01/33	489,407
Village Community Development District No. 5 Special Assessment Series 2002 A
14,390,000	6.500	05/01/33	15,825,978

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Village Community Development District No. 5 Special Assessment Series 2003 A
$3,320,000	6.000%	05/01/22	$3,569,564
18,935,000	6.100	05/01/34	20,451,125
Village Community Development District No. 6 Special Assessment Series 2004
4,700,000	5.625	05/01/22	4,782,391
40,010,000	5.800	05/01/35	40,383,293
Village Community Development District No. 6 Special Assessment Series 2007 A
41,140,000	5.250	05/01/37	38,455,615
Village Community Development District No. 7 Special Assessment Series 2006
87,580,000	5.375	05/01/36	84,308,011
Villages of Westport Community Development District RB for Capital Improvement Series 2005 A
3,130,000	5.400	05/01/20	2,891,431
12,700,000	5.700	05/01/35	11,214,989
Villagewalk of Bonita Springs Community Development District Special Assessment Series 2005
5,420,000	5.600	05/01/36	5,422,602
Villagewalk of Bonita Springs Community Development Special Assessment Series 2007
6,000,000	5.150	05/01/38	5,141,760
Villasol Community Development District RB Series 2003 A
4,015,000	6.600	05/01/34	4,286,936
Villasol Community Development District RB Series 2003 B
190,000	5.375	05/01/08	189,343
Vista Community Development District Special Assessment Series 2006 A
3,170,000	5.375	05/01/37	2,813,946
Vista Lakes Community Development District RB Refunding Series 2007 A-2 (Radian) (AA/Aa3)
1,000,000	5.000	05/01/34	991,290
Vista Lakes Community Development District RB Series 2002 A(a)
3,570,000	6.750	05/01/12	3,981,692
Vizcaya Community Development District BANS Series 2007
15,000,000	6.500	12/20/07	15,001,106
Walnut Creek Community Development District Special Assessment Series 2000 A
3,605,000	7.300	05/01/21	3,867,660
Waterchase Community Development District RB for Capital Improvement Series 2001 A(a)
2,770,000	6.700	05/01/11	3,015,893
Watergrass Community Development District Special Assessment Series 2005 A
6,145,000	5.500	05/01/36	5,572,962
Waterlefe Community Development District RB for Capital Improvement Series 2001 A
905,000	6.950	05/01/31	981,373
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2005
2,000,000	5.300	05/01/36	1,760,640
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B
1,000,000	5.000	11/01/12	955,270
Wentworth Estates Community Development District Special Assessment Series 2006 A
14,985,000	5.625	05/01/37	12,823,114
Wentworth Estates Community Development District Special Assessment Series 2006 B
8,135,000	5.125	11/01/12	7,599,066
West Villages Improvement District Special Assessment Series 2007
10,000,000	5.500	05/01/38	9,046,400
West Villages Improvement District Revenue Special Assessment Unit of Development No. 3 Series 2006
12,500,000	5.500	05/01/37	11,198,000
Westchester Community Development District No. 1 Special Assessment for Community Infrastructure Series 2003
4,200,000	6.000	05/01/23	4,092,648
24,240,000	6.125	05/01/35	23,750,837
Westside Community Development District Special Assessment Series 2005
5,000,000	5.650	05/01/37	4,655,150
Winter Garden Village at Fowler Groves Community Development District Special Assessment Series 2006
2,000,000	5.650	05/01/37	1,890,560
World Commerce Community Development District Special Assessment Series 2004 A-1
965,000	6.250	05/01/22	962,259
500,000	6.500	05/01/36	505,000
World Commerce Community Development District Special Assessment Series 2004 A-2
2,930,000	6.125	05/01/35	2,833,691
World Commerce Community Development District Special Assessment Series 2007
3,500,000	5.500	05/01/38	3,013,465
Wyndam Park Community Development District Special Assessment Series 2003
2,500,000	6.375	05/01/34	2,714,325
Wynnfield Lakes Community Development District Special Assessment Series 2005 A
11,400,000	5.600	05/01/36	10,518,894
Zephyr Ridge Community Development District Special Assessment for Capital Improvement Series 2006 B
2,000,000	5.250	05/01/13	1,903,800

			2,296,560,619

Georgia – 0.4%
Atlanta Tax Allocation for Atlantic Station Project Series 2001(a)
9,210,000	7.750	12/01/11	10,224,758
Atlanta Tax Allocation for Eastside Project Series 2005 A (AMT)
1,230,000	5.625	01/01/16	1,238,708

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Georgia – (continued)
Atlanta Tax Allocation for Eastside Project Series 2005 B
$1,085,000	5.400%	01/01/20	$1,065,969
4,750,000	5.600	01/01/30	4,603,178
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB+/Baa1)
3,675,000	5.500	01/01/34	3,563,243
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
5,845,000	4.850	06/01/09	5,835,181
Fulton County Development Authority RB for Delta Airlines, Inc. Project Series 1998(e)
3,900,000	5.450	05/01/23	527,670
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A
2,530,000	5.250	11/01/28	2,416,352
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A
1,750,000	6.125	02/15/34	1,786,313
Georgia State Housing & Finance Authority RB for Residuals Series 2007-1836 (AAA)(b)
2,380,000	8.110	12/01/37	1,987,395

			33,248,767

Guam – 0.5%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-)
1,000,000	5.000	10/01/15	1,051,930
1,000,000	5.000	10/01/17	1,037,060
2,825,000	5.000	10/01/23	2,853,193
Guam Government GO Bonds Series 1993 A(B)
5,000,000	5.375	11/15/13	5,016,300
Guam Government GO Bonds Series 2007 A(B)
7,000,000	5.000	11/15/23	6,753,040
7,000,000	5.125	11/15/27	6,716,430
17,000,000	5.250	11/15/37	16,163,090

			39,591,043

Hawaii – 0.3%
Hawaii Airport System RB (AMT) (FGIC) (AAA/Aaa)(g)
10,000,000	5.750	07/01/15	10,613,500
Hawaii State Department of Transportation Special Facilities RB for Continental Airlines, Inc. Series 1997 (AMT) (B/B3)
10,045,000	5.625	11/15/27	9,497,347
Hawaii State Department of Transportation Special Facilities RB Refunding for Continental Airlines, Inc. Series 2000 (AMT) (B/B3)
1,910,000	7.000	06/01/20	1,976,353
Hawaii County Improvement District No. 17 Special Assessment Kaloko Subdivision Series 2001
2,200,000	7.375	08/01/11	2,237,356

			24,324,556

Idaho – 0.1%
Madison County Hospital Revenue COPS Series 2006 (BBB-)
1,300,000	5.250	09/01/20	1,312,701
1,000,000	5.250	09/01/26	990,840
3,335,000	5.250	09/01/37	3,199,065

			5,502,606

Illinois – 2.0%
Chicago Illinois Special Assessment for Lake Shore East Series 2003
4,000,000	6.750	12/01/32	4,231,920
Chicago Illinois Tax Allocation for Central Loop Redevelopment Series 2000 A
6,550,000	6.500	12/01/07	6,561,916
Chicago Illinois Tax Allocation for Central Loop Redevelopment Series 2000 A (ACA)(A)
2,000,000	6.500	12/01/08	2,057,840
Chicago O’Hare International Airport RB Refunding for American Airlines Series 2007 (Caa1)
26,000,000	5.500	12/01/30	24,293,620
Chicago Single Family Mortgage RB for Collateral Series 2001 A (FHLMC/FNMA/GNMA) (AMT) (AAA/Aaa)
1,705,000	6.250	10/01/32	1,775,860
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006
250,000	5.400	03/01/16	249,330
1,450,000	5.625	03/01/36	1,436,689
Illinois Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (B+/Ba1)(c)
6,050,000	5.500	02/28/14	6,027,192
Illinois Finance Authority RB for Sherman Health Systems Series 2007 A (A-/Baa1)
25,000,000	5.500	08/01/37	25,128,750
Illinois Finance Authority RB Refunding for Christian Home, Inc. Series 2007 A
4,500,000	5.750	05/15/31	4,364,550
Illinois Finance Authority Multi-Family Housing RB Residuals Series 2007-1969 (FNMA) (AAA) (b)
2,750,000	8.210	06/01/27	2,339,920
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB+)
2,500,000	5.000	02/15/15	2,466,725
6,000,000	5.375	02/15/25	5,673,420
4,000,000	5.625	02/15/37	3,746,880
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A
22,740,000	6.750	10/01/46	22,249,043
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
5,600,000	5.125	01/01/25	5,459,272
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Series 2005 A (AMT) (BBB)
4,600,000	5.050	08/01/29	4,344,516
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-SR Series 2004 A (Baa2)
6,905,000	5.000	06/01/24	5,905,778
7,760,000	5.125	06/01/35	6,618,814

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Illinois – (continued)
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-Subseries Series 2004 B (Baa3)
$2,075,000	5.000%	06/01/24	$1,520,871
4,000,000	5.375	06/01/35	2,787,320
Illinois Health Facilities Authority RB for Loyola University Health Systems Series 2001 A (Baa2)(a)
2,000,000	6.000	07/01/11	2,165,780
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A
1,805,000	6.250	03/01/34	1,855,269
Ottawa Illinois Health Care Facilities RB for Ottawa Community Hospital Series 2004 (Radian) (AA)
1,900,000	5.125	08/15/19	1,927,550
1,100,000	5.000	08/15/21	1,097,745
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006
4,750,000	6.000	03/01/36	4,743,113
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2
4,167,000	5.000	03/01/16	4,116,704
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006
4,200,000	5.750	03/01/36	3,997,140

			159,143,527

Indiana – 1.6%
Anderson Indiana Economic Development Revenue Refunding & Improvement RB for Anderson University Project Series 2007 (BBB-)
1,355,000	5.000	10/01/24	1,329,174
2,060,000	5.000	10/01/28	1,992,473
1,500,000	5.000	10/01/32	1,424,190
Delaware County Hospital Authority RB for Cardinal Health Systems Obligation Group Series 2006 (Baa2)
5,000,000	5.125	08/01/29	4,862,300
8,760,000	5.250	08/01/36	8,518,662
Indiana Health & Educational Facilities Finance Authority Hospital RB for Clarian Health Obligations Series 2006 A (A+/A2)
10,000,000	5.000	02/15/36	9,850,300
22,120,000	5.000	02/15/39	21,672,734
Indiana Health & Educational Facilities Financing Authority Hospital RB for Schneck Memorial Hospital Project Series 2006 A (A-)
1,000,000	5.250	02/15/30	1,016,700
2,550,000	5.250	02/15/36	2,597,762
Indiana Health & Educational Facilities Financing Authority RB for Community Foundation Northwest Indiana Series 2007 (BBB-)
10,000,000	5.500	03/01/37	9,884,300
Indiana Health Facility Financing Authority RB for Community Foundation Unrefunded Balance Series 2001 A (BBB-)
365,000	6.375	08/01/31	378,125
Indiana Health Facility Financing Authority RB Prerefunded for Community Foundation Series 2001 A (BBB-)(a)
1,135,000	6.375	08/01/11	1,255,798
Indianapolis Airport Authority RB for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
10,560,000	5.100	01/15/17	10,800,451
Indianapolis Airport Authority RB for Special Facilities United Air Lines Project Series 1995 A (AMT)(e)
10,000,000	6.500	11/15/31	1,000,000
Jasper County Industrial Economic Development RB for Georgia Pacific Corp. Project Series 2000 (AMT) (B2)
2,500,000	6.700	04/01/29	2,543,775
Lake County Indiana GO Bonds Series 2007
18,500,000	5.000	01/15/17	18,607,115
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007(d)
2,000,000	5.500	09/01/27	1,985,520
8,750,000	5.700	09/01/37	8,711,850
7,500,000	5.750	09/01/42	7,465,725
9,000,000	5.800	09/01/47	8,960,310

			124,857,264

Iowa – 0.5%
Carroll County Iowa Hospital Revenue RB for St. Anthony Regional Hospital Project Series 2006 A (Baa3)
1,200,000	5.000	11/01/31	1,159,332
Coralville Iowa COPS Series 2006 D (A2)
2,250,000	5.250	06/01/26	2,299,748
Coralville Iowa Urban Renewal Tax Allocation Series 2007 C (Baa1)
500,000	5.125	06/01/39	485,890
850,000	5.000	06/01/47	788,137
Iowa Finance Authority Health Facilities RB Refunding for Development of Care Initiatives Project Series 2006 A (BBB-)
4,250,000	5.500	07/01/25	4,269,720
Iowa Finance Authority Single Family Mortgage RB Series 2006 I (AMT) (FNMA/GNMA) (AAA/Aaa)
5,990,000	4.950	07/01/37	5,767,052
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E
1,355,000	5.750	05/15/31	1,355,501
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
13,250,000	5.500	06/01/42	12,326,077
9,845,000	5.625	06/01/46	9,279,799

			37,731,256

Kansas – 0.5%
Labette Hospital RB Refunding and Improvement Series 2007 A
1,400,000	5.750	09/01/29	1,429,358
1,100,000	5.750	09/01/37	1,118,887

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Kansas – (continued)
Lawrence Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
$1,500,000	5.125%	07/01/36	$1,507,710
Olathe Senior Living Facilities RB Refunding for Aberdeen Village, Inc. Series 2005 A
4,250,000	5.600	05/15/28	4,198,872
Overland Park Transportation Development District Special Assessment for Grass Creek Project Series 2006
735,000	4.850	09/01/16	725,614
1,565,000	5.125	09/01/28	1,526,736
Salina Hospital RB Refunding & Improvement for Salina Regional Health Series 2006 (A1)
1,000,000	4.500	10/01/26	964,740
1,000,000	4.625	10/01/31	954,160
825,000	5.000	10/01/36	826,081
Wyandotte County/Kansas City Unified Government Special Obligation RB Refunding for Sales Tax 2nd Lien Area B Series 2005 (BBB-)
8,060,000	4.750	12/01/16	8,116,984
20,600,000	5.000	12/01/20	20,802,086

			42,171,228

Kentucky – 0.5%
Kentucky Economic Development Finance Authority RB for Appalachian Regional Health Care Series 1997 (BB-)
500,000	5.700	10/01/10	505,895
Kentucky Economic Development Finance Authority RB for Norton Healthcare, Inc. Series 2000 B (MBIA) (AAA/Aaa)(f)
1,720,000	0.000	10/01/22	845,690
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)(a)
2,250,000	6.000	10/01/13	2,544,142
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)
4,500,000	6.000	10/01/18	5,017,230
Louisville & Jefferson County Metropolitan Government Health Systems RB for Norton Healthcare, Inc. Series 2006 (A-)
28,510,000	5.000	10/01/30	28,202,092
Warren County Kentucky RB Refunding for Community Hospital Corp. Project Series 2007 A (BBB+)
1,750,000	5.000	08/01/26	1,714,423
1,000,000	5.000	08/01/29	966,480
1,000,000	4.500	08/01/31	892,590

			40,688,542

Louisiana – 1.0%
De Soto Parish Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
6,260,000	5.000	11/01/18	6,228,575
De Soto Parish Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
4,515,000	4.750	03/01/19	4,329,072
Hodge Utility RB Series 2003 (AMT) (CCC+)
6,750,000	7.450	03/01/24	7,867,193
Rapides Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Projects Series 2007 A (BBB/Baa3)
7,000,000	4.625	03/01/27	6,074,740
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 B (BBB/Baa3)
17,225,000	5.500	05/15/30	17,115,104
28,575,000	5.875	05/15/39	28,567,856

			70,182,540

Maryland – 1.5%
Annapolis Maryland Economic Development Corp. RB for St. Johns College Facilities Series 2007 B (BBB+)
2,465,000	5.000	10/01/36	2,435,174
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba1)
600,000	5.000	09/01/16	602,082
15,155,000	5.875	09/01/39	15,600,102
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004
4,627,000	6.250	09/01/33	4,845,857
Baltimore Maryland Special Obligation for Harborview Lot No. 2 Special Tax Series 2003
3,000,000	6.500	07/01/31	3,141,240
Baltimore Maryland Special Obligation RB for Strathdale Manor Project Series 2003
3,750,000	7.000	07/01/33	4,038,000
Frederick County Maryland Educational Facilities Revenue RB for Mount St. Mary’s University Series 2007 (BBB-/Baa3)
1,500,000	4.500	09/01/25	1,387,080
2,590,000	5.000	09/01/30	2,510,979
Maryland State Economic Development Corp. RB for Towson University Project Series 2007 A (BBB-)
1,250,000	5.250	07/01/37	1,229,600
500,000	5.000	07/01/39	469,065
Maryland State Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project Series 2006 (AMT) (BBB)(c)
2,000,000	4.600	04/01/16	1,975,240
Maryland State Health & Higher Educational Facilities Authority RB for Carroll Hospital Center Series 2006 (Baa1)
1,000,000	4.500	07/01/26	946,710
1,500,000	5.000	07/01/36	1,477,440
4,000,000	5.000	07/01/40	3,893,040
Maryland State Health & Higher Educational Facilities Authority RB for Edenwald Series 2006 A
1,000,000	5.400	01/01/31	976,680
1,100,000	5.400	01/01/37	1,065,405

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Maryland – (continued)
Maryland State Health & Higher Educational Facilities Authority RB for King Farm Presbyterian Community Series 2007 A
$1,000,000	5.300%	01/01/37	$920,790
Maryland State Health & Higher Educational Facilities Authority RB for Medstar Health Series 2007 (BBB+/A3)
32,795,000	5.250	05/15/46	32,906,175
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (BBB+/A3)
1,000,000	5.750	08/15/16	1,078,300
4,500,000	5.375	08/15/24	4,650,480
10,750,000	5.500	08/15/33	11,030,037
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
4,700,000	4.750	07/01/34	4,521,024
1,000,000	4.500	07/01/35	917,060
Prince Georges County Special Obligation for National Harbor Project RMKT 09/21/05 Series 2004
1,890,000	4.700	07/01/15	1,855,356
4,750,000	5.200	07/01/34	4,538,768
Prince Georges County Special Tax District for Victoria Falls Project Series 2005
1,500,000	5.250	07/01/35	1,398,600
Westminster Maryland Economic Development RB for Carroll Lutheran Village Series 2004 A
4,000,000	6.250	05/01/34	4,144,200

			114,554,484

Massachusetts – 0.5%
Massachusetts Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+)
2,235,000	5.625	04/01/19	2,237,257
2,000,000	5.625	04/01/29	1,964,500
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2007 A
2,850,000	5.750	11/15/42	2,799,355
Massachusetts Health & Educational Facilities Authority RB for Civic Investments Series 2002 A(a)
2,800,000	9.000	12/15/12	3,323,880
Massachusetts Health & Educational Facilities Authority RB for Civic Investments Series 2002 B(a)
2,000,000	9.200	12/15/12	2,539,940
Massachusetts Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
1,750,000	5.000	07/15/22	1,698,463
2,750,000	5.000	07/15/27	2,601,472
3,250,000	5.000	07/15/32	3,006,900
2,750,000	5.000	07/15/37	2,512,290
Massachusetts Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)
7,530,000	5.500	07/01/40	7,383,843
Massachusetts Health & Educational Facilities Authority RB for Saint Memorial Medical Center Series 1993 A (Ba1)
5,210,000	6.000	10/01/23	5,221,775
Massachusetts State Development Finance Agency RB for Hampshire College Series 2004 (BBB/Baa2)
1,000,000	5.625	10/01/24	1,047,960
1,000,000	5.700	10/01/34	1,040,990

			37,378,625

Michigan – 0.9%
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (Ba1)
1,460,000	5.375	07/01/20	1,397,220
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (Ba1)
3,570,000	5.375	07/01/28	3,283,722
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 2003 (Ba1)
1,650,000	5.500	07/01/08	1,660,213
Michigan State Hospital Finance Authority RB for Chelsea Community Hospital Obligation Series 2005 (BBB)
415,000	5.000	05/15/25	405,057
400,000	5.000	05/15/30	382,296
1,000,000	5.000	05/15/37	938,470
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (Baa1)
1,530,000	5.000	05/15/26	1,495,636
2,000,000	5.000	05/15/34	1,901,380
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (BBB)(f)
300,000,000	0.000	06/01/52	13,020,000
Michigan Tobacco Settlement Finance Authority Capital Appreciation Series 2007 C (BBB-) (f)
70,100,000	0.000	06/01/52	2,707,262
Midland County Economic Development RB Refunding for Sub-Ltd. Obligation-Midland Series 2000 B
9,200,000	6.750	07/23/09	9,241,492
Midland County Economic Development RB Refunding for Sub-Ltd. Obligation Series 2000 A (AMT)
22,130,000	6.875	07/23/09	22,203,029
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB-/Baa3)
3,000,000	5.375	06/01/26	2,885,700
3,500,000	5.500	06/01/35	3,310,300
Wayne Charter County RB for Northwest Airlines, Inc. Facilities Series 1999 (AMT)(d)
8,235,000	6.000	12/01/29	7,999,397
Wayne Charter County Special Airport Facilities RB for Northwest Airlines, Inc. Series 1995 (d)(e)
3,250,000	6.750	12/01/15	149,311

			72,980,485

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Minnesota – 1.4%
Aitkin Health Care Facilities RB Refunding for Riverwood Health Care Center Series 2006
$700,000	5.500%	02/01/24	$689,598
1,380,000	5.600	02/01/32	1,332,004
Becker PCRB for Northern States Power Converted 08/27/02 Series 2000 A (A-/A2)(h)
10,000,000	8.500	04/01/30	11,778,500
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB)
7,500,000	7.250	06/15/32	8,019,075
Inver Grove Heights Nursing Home RB Refunding for Presbyterian Homes Care Series 2006
525,000	5.500	10/01/33	504,667
1,000,000	5.500	10/01/41	952,820
Meeker County Minnesota Hospital Facilities RB for Memorial Hospital Project Series 2007
1,300,000	5.750	11/01/37	1,303,900
Minneapolis Tax Allocation for Grant Park Project Series 2006
795,000	5.000	02/01/16	781,262
420,000	5.200	02/01/22	404,023
Minnesota Housing Finance Agency RB for Residential Housing Finance Series 2007 D (AMT) (AA+/Aa1)(h)
8,750,000	4.800	07/01/38	8,279,862
St. Paul Housing & Redevelopment Authority Hospital RB for Healtheast Project Series 2005 (BB+/Baa3)
11,500,000	6.000	11/15/30	11,944,475
10,000,000	6.000	11/15/35	10,360,100
St. Paul Housing & Redevelopment Authority RB for Healthpartners Obligation Group Project Series 2006 (BBB/Baa1)
33,835,000	5.250	05/15/36	33,181,984
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2005 A (BB)
2,700,000	5.750	05/01/25	2,744,280
1,400,000	5.875	05/01/30	1,419,012
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2005 B
2,700,000	6.000	05/01/30	2,757,024
St. Paul Port Authority Lease RB for Regions Hospital Package Ramp Project Series 2007-1
475,000	5.000	08/01/21	461,629
1,375,000	5.000	08/01/36	1,259,514
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A
4,260,000	5.550	12/01/27	4,042,570
8,500,000	5.625	06/01/37	7,922,170

			110,138,469

Mississippi – 1.6%
Adams County Environmental Improvement RB for International Paper Co. Project Series 1999 A (AMT) (BBB/Baa3)
1,000,000	6.250	09/01/23	1,035,180
Mississippi Business Finance Commission RB for Northrop Grumman Ship Systems Series 2006 (BBB+/Baa1)(h)
118,600,000	4.550	12/01/28	110,632,452
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB+)
3,000,000	5.250	12/01/21	3,038,760
1,825,000	5.250	12/01/26	1,824,927
Warren County RB Gulf Opportunity Zone for International Paper Co. Series 2006 A (BBB/Baa3)
11,250,000	4.800	08/01/30	10,105,537

			126,636,856

Missouri – 0.8%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A
1,135,000	6.000	07/01/37	1,125,568
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B
11,000,000	6.000	07/01/25	10,869,320
5,000,000	6.000	07/01/37	4,891,150
Clinton County IDA RB Refunding for Cameron Regional Medical Center Series 2007
1,250,000	5.000	12/01/32	1,179,250
1,475,000	5.000	12/01/37	1,363,003
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A
260,000	5.250	10/01/21	256,207
385,000	5.400	10/01/26	377,828
355,000	5.500	10/01/31	346,224
Jennings Missouri Tax Increment RB Refunding for Northland Redevelopment Area Project Series 2006
1,500,000	5.000	11/01/23	1,441,245
Joplin IDA RB Refunding for Christian Homes, Inc. Series 2007 F
1,500,000	5.750	05/15/31	1,501,050
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A
2,150,000	5.500	01/01/09	2,151,656
1,000,000	6.250	01/01/24	1,028,310
2,500,000	6.500	01/01/35	2,615,950
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (Baa3)
1,285,000	6.250	01/01/30	1,317,215
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
3,230,000	4.750	06/01/25	3,143,565
20,960,000	5.000	06/01/35	19,849,958
Osage Beach Tax Allocation for Prewitts PT Project Series 2006
1,500,000	5.000	05/01/23	1,439,070
St. Louis County Missouri IDA RB Refunding for Ranker Jordan Project Series 2007
770,000	5.000	11/15/22	737,029
675,000	5.000	11/15/27	629,667
1,300,000	5.000	11/15/35	1,171,690
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007
1,250,000	5.750	04/01/27	1,192,350

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Missouri – (continued)
Strother Interchange Transportation Development District Lees Summit RB Series 2006
$675,000	5.000%	05/01/24	$669,755

			59,297,060

Montana – 0.2%
Flathead Municipal Airport Authority RB Refunding for Glacier Park International Airport Series 2007 A
1,000,000	5.000	06/01/20	980,770
Forsyth City Montana PCRB Refunding Portland General Series 1998-A RMKT 05/01/03 (BBB+/Baa1)(c)
10,500,000	5.200	05/01/09	10,671,045
Montana Facility Finance Authority Hospital Facilities RB for St. Peters Hospital Project Series 2007 (A3)
1,880,000	5.000	06/01/28	1,901,319
500,000	4.375	06/01/36	456,980

			14,010,114

Nevada – 1.0%
Clark County Improvement District No. 142-Local Improvement Special Assessment Series 2003
1,450,000	5.800	08/01/15	1,495,356
4,945,000	6.100	08/01/18	5,101,559
3,945,000	6.375	08/01/23	4,070,254
Clark County Nevada Industrial Development RB Refunding for Southwest Gas Corp. Project Series 2004 B (FGIC) (AAA/Aaa)
19,075,000	5.000	12/01/33	19,141,953
Clark County Nevada Industrial Development RB for Nevada Power Co. Project Series 1995 A (AMT) (B)(h)
10,380,000	5.600	10/01/30	10,382,076
Clark County Nevada Industrial Development RB for Nevada Power Co. Project Series 1995 C (B)(h)
710,000	5.500	10/01/30	710,213
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(c)
4,835,000	5.450	03/01/13	4,966,995
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project Series 2000 2nd Tier
3,000,000	7.250	01/01/23	2,958,990
1,250,000	7.375	01/01/30	1,229,088
16,000,000	7.375	01/01/40	15,507,360
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005
605,000	4.500	03/01/08	604,601
1,035,000	4.900	03/01/17	1,001,083
1,515,000	5.000	03/01/20	1,418,434
800,000	5.100	03/01/22	749,656
3,510,000	5.125	03/01/25	3,260,193
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005
1,395,000	5.000	09/01/25	1,267,595
Las Vegas Local Improvement Bonds Special Assessment District No. 808 Summerlin Area Series 2001(a)
1,120,000	5.700	12/01/07	1,155,146
1,955,000	6.750	12/01/07	2,017,795
Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004
1,315,000	5.900	06/01/17	1,351,162
1,350,000	5.900	06/01/18	1,385,194
495,000	6.000	06/01/19	508,553
4,915,000	6.250	06/01/24	5,030,797

			85,314,053

New Hampshire – 0.2%
New Hampshire Business Finance Authority RB for Waste Management, Inc. Project Converted 06/01/04 Series 2002 (AMT) (BBB)(h)
3,750,000	5.200	05/01/27	3,660,263
New Hampshire Health & Educational Facilities Authority RB for Speare Memorial Hospital Series 2004 C (BBB-)
1,000,000	5.500	07/01/25	1,014,260
1,400,000	5.875	07/01/34	1,438,920
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
1,050,000	5.250	06/01/26	1,037,694
1,100,000	5.250	06/01/36	1,057,496
New Hampshire Housing Finance Authority RB for Single Family Mortgage Acquisition Series 2007 E (AMT) (Aa2)
4,770,000	4.900	07/01/37	4,554,539

			12,763,172

New Jersey – 3.3%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005
825,000	5.000	01/01/15	824,942
710,000	5.750	01/01/25	719,067
1,230,000	5.875	01/01/37	1,246,002
New Jersey Economic Development Authority RB for First Mortgage of The Presbyterian Home Series 2001 A
1,500,000	6.250	11/01/20	1,565,085
New Jersey Economic Development Authority Retirement RB for Seabrook Village, Inc. Series 2000 A(a)
2,500,000	8.000	11/15/10	2,840,675
New Jersey Economic Development Authority Retirement RB Refunding for Seabrook Village, Inc. Series 2006
1,000,000	5.250	11/15/26	965,000
1,750,000	5.250	11/15/36	1,634,150
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
7,480,000	5.500	04/01/28	6,789,596

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New Jersey – (continued)
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
$17,405,000	6.625%	09/15/12	$17,863,448
24,520,000	6.250	09/15/19	24,717,876
4,060,000	6.400	09/15/23	4,113,470
35,135,000	6.250	09/15/29	35,418,540
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
1,825,000	5.500	07/01/30	1,842,319
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Baa3)
820,000	6.500	07/01/21	866,133
500,000	6.625	07/01/31	524,255
New Jersey Health Care Facilities Financing Authority RB for South Jersey Hospital Series 2002 (Baa1)(a)
2,000,000	6.000	07/01/12	2,198,540
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB/Baa1)
1,500,000	6.875	07/01/30	1,556,535
New Jersey State Educational Facilities Authority RB for Fairleigh Dickinson Series 2004 C (BBB-)
1,000,000	5.500	07/01/23	1,023,960
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
65,820,000	4.625	06/01/26	57,587,235
29,710,000	5.000	06/01/29	26,923,796
32,040,000	5.000	06/01/41	27,460,523
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-B (BBB) (f)
213,405,000	0.000	06/01/41	24,123,301
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-) (f)
164,600,000	0.000	06/01/41	17,722,482

			260,526,930

New Mexico – 0.9%
Farmington New Mexico PCRB Refunding for Public Service Co. San Juan Series 1996 B (BBB/Baa2)
2,500,000	6.300	12/01/16	2,528,425
Farmington New Mexico PCRB Refunding for San Juan Project — RMKT 04/01/06 Series 2003 A (BBB/Baa2)
43,300,000	4.875	04/01/33	41,150,588
Farmington New Mexico PCRB Refunding for San Juan Project — RMKT 04/01/06 Series 2003 B (BBB/Baa2)(h)
19,725,000	4.875	04/01/33	18,745,851
Farmington New Mexico PCRB for Tucson Electric Power Co. San Juan Series 1997 A (B+/Baa3)
3,000,000	6.950	10/01/20	3,081,180
Mariposa East Public Improvement District GO Bonds Series 2006
500,000	5.500	09/01/16	507,670
1,000,000	6.000	09/01/32	1,012,870

			67,026,584

New York – 1.9%
Hudson Yards Infrastructure Corp. RB Series 2006 A (FGIC) (AAA/Aaa)
19,500,000	5.000	02/15/47	20,008,170
Metropolitan Transportation Authority RB Series A (AMBAC) (AAA/Aaa)(g)
10,000,000	5.500	11/15/15	10,823,600
Nassau County Industrial Development Agency Civic Facility RB Refunding for North Shore Health Systems Projects Series 2001 A (A3)
400,000	6.250	11/01/21	424,996
Nassau County Industrial Development Agency Civic Facility RB Refunding for North Shore Health Systems Projects Series 2001 B (A3)
705,000	5.875	11/01/11	725,099
Nassau County Industrial Development Agency Civic Facility RB Refunding for North Shore Health Systems Projects Series 2001 C (A3)
390,000	5.625	11/01/10	394,189
New York City Industrial Development Agency Civic Facility RB for Polytechnic University Project Series 2000 (BB+)
150,000	5.200	11/01/07	150,006
New York City Industrial Development Agency Civic Facility RB for Polytechnic University Project Series 2000 (BB+)(a)
2,000,000	6.000	11/01/10	2,164,080
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (B2)
995,000	6.375	07/01/31	1,017,139
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Series 2002 C (B2)
1,470,000	6.450	07/01/32	1,517,128
New York City Industrial Development Agency RB for American Airlines, Inc. Project Series 1994 (AMT) (CCC+/Caa1)
4,000,000	6.900	08/01/24	4,011,520
New York City Industrial Development Agency RB for Continental Airlines, Inc. Series 2003 (CCC+)
1,145,000	7.250	11/01/08	1,154,355
4,055,000	8.000	11/01/12	4,275,389
New York City Industrial Development Agency RB for Liberty 7 World Trade Center Project Series 2005 A
5,000,000	6.250	03/01/15	5,225,500
New York City Industrial Development Agency RB for Liberty 7 World Trade Center Project Series 2005 B
2,000,000	6.750	03/01/15	2,105,300
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa1)(h)
14,010,000	5.400	07/01/20	12,977,743
New York City Transitional Finance Authority RB Refunding Future Tax Secured Series A (AAA/Aa1)(g)
16,000,000	5.500	11/01/11	17,095,680
New York Mortgage Agency RB for Homeowner Mortgage Series 2003-109 (AMT) (Aa1)
13,685,000	4.800	10/01/23	13,415,953

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
New York State Dormitory Authority RB for New York Methodist Hospital Series 2004 (Baa2)
$1,000,000	5.250%	07/01/24	$1,007,180
New York State Dormitory Authority RB for North Shore Long Island Jewish Group Series 2003 (A3)
6,620,000	5.000	05/01/18	6,808,538
New York State Environmental Facilities Corp. PCRB for Water Finance Authority Project Series E (MBIA) (AAA/Aaa)(g)
21,850,000	6.000	06/15/11	23,749,634
Saratoga County Industrial Development Agency Civic Facility RB for Saratoga Hospital Project Series 2004 A (BBB+)
1,205,000	5.000	12/01/12	1,239,716
Seneca Nation Indians Capital Improvements Authority RB Series 2007 A (BB)(d)
4,500,000	5.000	12/01/23	4,329,135
3,000,000	5.250	12/01/16	3,060,330
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series 2003 A-1 (AA-/A1)
15,410,000	5.500	06/01/18	16,379,905
Westchester County Healthcare Corp. RB for Senior Lien Series 2000 A (BBB-/Ba2)
4,000,000	5.875	11/01/25	4,086,000

			158,146,285

North Carolina – 1.2%
Charlotte Special Facilities RB for Charlotte/Douglas International US Airways Airport Series 1998 (AMT)
6,760,000	5.600	07/01/27	6,548,209
Charlotte Special Facilities RB for Douglas International Airport US Airways Series 2000 (AMT)
3,000,000	7.750	02/01/28	3,138,810
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority RB Refunding for International Paper Co. Projects Series 2007 A (AMT) (BBB/Baa3)
13,500,000	4.625	03/01/27	11,877,975
Gaston County North Carolina Industrial Facilities & Pollution Control Financing Authority RB for National Gypsum Co. Project Series 2005 (AMT)
20,500,000	5.750	08/01/35	20,663,385
Haywood County Industrial Facilities & Pollution Control Financing Authority RB Refunding for International Paper Co. Projects Series 2007 B (BBB/Baa3)
5,200,000	4.450	03/01/24	4,736,420
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 D (BBB/Baa2)
3,400,000	5.125	01/01/23	3,469,938
North Carolina Housing Finance Agency RB AMT — 1998 T Agreement Series 2007 29-A (AMT) (AA/Aa2)(h)
6,490,000	4.850	07/01/38	6,191,071
North Carolina Medical Care Commission Health Care Facilities RB Refunding for First Mortgage Salemtowne Series 2006
1,850,000	5.000	10/01/23	1,750,988
1,100,000	5.100	10/01/30	1,021,416
North Carolina Medical Care Commission RB Refunding 1st Mortgage for United Methodist Church Series 2005 C
5,000,000	5.250	10/01/24	4,857,900
1,600,000	5.500	10/01/32	1,555,536
North Carolina Medical Care Commission RB Refunding for 1st Mortgage Givens Estates Series 2007 (BBB-)
9,800,000	5.000	07/01/33	9,155,356
North Carolina Medical Care Community Health Care Facilities RB for 1st Mortgage for Presbyterian Homes Series 2006
1,650,000	5.600	10/01/36	1,659,092
North Carolina Medical Care Community Hospital RB for Maria Parham Medical Center Series 2003 (Radian) (AA)
2,505,000	5.500	10/01/13	2,632,204
North Carolina Medical Care Community Retirement Facilities RB 1st Mortgage for Givens Estates Project Series 2003 A(a)
3,000,000	6.500	07/01/13	3,454,290
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Church Project Series 2005 A
2,750,000	5.250	09/01/21	2,731,107
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Church Project Series 2005 B(c)
1,500,000	4.300	09/01/08	1,498,365
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (MBIA) (AAA/Aaa)
1,000,000	5.500	01/01/14	1,095,920
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1999 B (BBB+/A3)
1,750,000	6.375	01/01/13	1,850,607
5,000,000	6.500	01/01/20	5,280,000
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (BBB+/A3)
2,550,000	5.500	01/01/13	2,725,236

			97,893,825

North Dakota – 0.1%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
2,100,000	5.125	07/01/25	2,086,602
1,500,000	5.125	07/01/29	1,465,185

			3,551,787

Ohio – 1.3%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
5,535,000	5.125	06/01/24	5,339,006
23,000,000	5.750	06/01/34	22,181,430
Cleveland Airport Special RB for Continental Airlines, Inc. Series 1998 (B-/B3)
28,025,000	5.375	09/15/27	25,137,584
Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (B-/B3)
2,725,000	5.500	12/01/08	2,723,338
20,550,000	5.700	12/01/19	19,701,490

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Ohio – (continued)
Cleveland-Cuyahoga County Port Authority RB for Columbia National Series 2005 D (AMT) (BBB+)
$760,000	5.000%	05/15/20	$759,286
Cleveland-Cuyahoga County Port Authority RB for Perrysburg Project Series 2006 (BBB+)
1,020,000	4.800	11/15/35	948,773
Coshocton County Environmental RB Refunding for Smurfit Stone Container Series 2005 (CCC+) (d)
3,000,000	5.125	08/01/13	2,966,760
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB)
15,540,000	5.000	01/01/27	14,946,061
5,000,000	5.000	01/01/37	4,666,000
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A
1,000,000	5.000	12/01/22	973,130
1,000,000	5.000	12/01/32	938,320
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A
2,500,000	6.250	12/01/36	2,597,675
Toledo-Lucas County Port Authority RB for Northwest Ohio Preston Series 2006 B (BBB+)
2,040,000	4.800	11/15/35	1,897,547

			105,776,400

Oklahoma – 1.6%
Norman Regional Hospital Authority RB Refunding and Improvement Series 2007 (BBB)
34,645,000	5.125	09/01/37	32,986,890
Norman Regional Hospital Authority RB Series 2005 (BBB)
3,250,000	5.375	09/01/36	3,228,518
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
3,260,000	5.000	12/01/27	3,093,610
1,860,000	5.125	12/01/36	1,733,818
Tulsa Municipal Airport Trust RB Refunding for American Airlines Series 2001 B (B/Caa1) (c)
27,675,000	5.650	12/01/08	27,668,081
Tulsa Municipal Airport Trust Variable RB Refunding for American Airlines Series 2000 B (B/Caa1)(c)
26,100,000	6.000	12/01/08	26,289,486
Tulsa Municipal Airport Trust Variable RB Refunding RMKT 12/01/04 Series 2000 A (B/Caa1) (c)
28,805,000	7.750	12/01/14	32,165,391
Weatherford Hospital Authority RB Series 2006
2,200,000	6.000	05/01/25	2,271,368
1,365,000	6.000	05/01/31	1,394,197

			130,831,359

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007
4,750,000	5.500	03/01/37	4,511,407
Gilliam County Oregon Solid Waste Disposal RB for Waste Management, Inc. Project Converted 05/03/04 Series 2002 (AMT) (BBB)(h)
18,000,000	5.250	07/01/29	17,566,560
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 CLVII (B/B2) (h)
195,000	6.350	08/01/25	195,096
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C
2,575,000	7.000	12/01/34	2,682,738

			24,955,801

Pennsylvania – 6.0%
Allegheny County Hospital Development Authority RB for Health Systems Series 2000 B (AAA/Ba3)(a)
190,000	9.250	11/15/10	218,872
Allegheny County Hospital Development Authority RB for Health Systems Series 2007 A (BB/Ba2)
145,825,000	5.375	11/15/40	139,223,502
Allegheny County Hospital Development Authority RB for Ohio Valley General Hospital Project Series 2005 A (Baa2)
2,300,000	5.000	04/01/25	2,242,477
4,130,000	5.125	04/01/35	3,962,611
Allegheny County Hospital Development Authority RB for West Pennsylvania Health Systems Series 2007 A (BB/Ba2)
99,000,000	5.000	11/15/28	92,290,770
Allegheny County IDA RB Refunding for Environmental Improvement Series 2005 (BB+/Baa3)
12,570,000	5.500	11/01/16	12,910,647
Allegheny County Redevelopment Authority Tax Allocation for Pittsburgh Mills Project Series 2004
3,190,000	5.100	07/01/14	3,226,908
2,000,000	5.600	07/01/23	2,027,200
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (BB+/B1)
7,265,000	6.000	11/15/16	7,273,791
Bucks County IDA Retirement Community RB for Ann’s Choice, Inc. Facilities Series 2005 A
3,000,000	6.250	01/01/35	3,071,880
Chester County Health & Education Facilities Authority RB for Jenners Pond, Inc. Project Series 2002(a)
3,000,000	7.625	07/01/12	3,562,530
Chester Economic Development Authority RB Guaranteed Series 2004
8,640,000	7.000	03/01/19	9,069,581
Cumberland County Municipal Authority Retirement Community RB Unrefunded Balance Wesley Series 2002 A(a)
1,390,000	7.250	01/01/13	1,626,092
Delaware County IDA RB Refunding for Residential Recovery Facilities Series 1997 A (BB+/Ba1)
32,100,000	6.100	07/01/13	32,787,903
Fulton County IDA RB for Medical Center Project Series 2006
1,500,000	5.875	07/01/31	1,519,650
2,000,000	5.900	07/01/40	2,020,060

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Pennsylvania – (continued)
Harrisburg Pennsylvania Authority RB for Harrisburg University of Science Series 2007 A
$2,000,000	5.400%	09/01/16	$2,005,400
Harrisburg Pennsylvania Authority RB for Harrisburg University of Science Series 2007 B
3,000,000	6.000	09/01/36	3,021,810
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)(a)
1,550,000	5.375	11/15/14	1,711,370
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005
1,720,000	5.125	02/01/12	1,747,675
1,775,000	5.300	02/01/13	1,817,192
2,000,000	6.125	02/01/28	2,050,820
5,805,000	6.250	02/01/35	5,950,125
New Morgan IDA Solid Waste Disposal RB for New Morgan Landfill Co., Inc. Project Series 1994 (AMT) (BB-/B2)(h)
8,115,000	6.500	04/01/19	8,157,847
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A3)
11,500,000	6.375	11/01/41	12,044,640
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2002 A Converted 12/22/04 (AMT) (B2)(h)
26,550,000	6.750	12/01/36	28,817,901
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2002 B Converted 12/22/04 (AMT) (B2)(h)
36,500,000	6.750	12/01/36	39,617,830
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2003 A Converted 12/22/04 (AMT) (B2)(h)
2,000,000	6.750	12/01/36	2,170,840
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Seward Series 2001 A (AMT) (B2)(h)
18,500,000	6.750	12/01/36	20,080,270
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2007 A (BBB)
2,190,000	5.250	05/01/27	2,249,962
2,500,000	5.000	05/01/37	2,443,425
Pennsylvania State Public School Building Authority RB for Montgomery County Community College Project Series 2005 (AMBAC) (Aaa)
1,410,000	5.000	05/01/24	1,478,131
675,000	5.000	05/01/25	707,177
Philadelphia Authority for Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-)
3,000,000	5.250	09/01/26	3,029,310
3,000,000	5.250	09/01/31	2,995,710
2,000,000	5.250	09/01/36	1,982,240
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-)
500,000	6.150	07/01/14	507,005
4,825,000	6.200	07/01/17	4,888,738
6,840,000	6.250	07/01/20	6,914,146
Scranton Pennsylvania Parking Authority RB Guaranteed Series 2007 A (Radian) (AA)
1,250,000	5.250	06/01/34	1,264,013
3,000,000	5.250	06/01/39	3,026,850
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)(a)
2,275,000	5.375	11/15/14	2,511,850
Washington County Redevelopment Authority Tax Allocation for Victory Center Project Tanger Series 2006 A(h)
1,500,000	5.450	07/01/35	1,456,110

			481,682,861

Puerto Rico – 1.7%
Children’s Trust Fund RB for Tobacco Settlement Series 2000 (AAA)(a)
3,265,000	5.750	07/01/10	3,378,557
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2004 A (BBB-/Baa3)
4,000,000	5.250	07/01/20	4,208,240
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (BBB-/Baa3)
1,755,000	5.250	07/01/26	1,824,147
23,260,000	5.250	07/01/30	24,009,437
Puerto Rico Commonwealth GO Bonds Series 2007 A (BBB-/Baa3)
50,000,000	5.250	07/01/37	51,719,000
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2005 B (BBB-/Baa3)
9,820,000	5.000	07/01/41	9,881,473
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
1,490,000	5.000	03/01/21	1,490,894
6,285,000	5.000	03/01/36	5,930,589
Puerto Rico Public Buildings Authority RB Guaranteed Government Facilities Series 2004 I (BBB-/Baa3)
20,000,000	5.250	07/01/33	20,529,200
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series A (MBIA) (AAA/Aaa)(g)
9,675,000	5.500	08/01/16	10,368,117

			133,339,654

Rhode Island – 1.3%
Rhode Island Housing & Mortgage Finance Corp. RB Series 2007 A-1 (AMT) (FSA) (AAA)
5,370,000	4.900	10/01/37	5,166,047
Rhode Island Industrial Facilities Corp. Solid Waste Disposal RB for Waste Management, Inc. Series 2004 A (AMT)(c)
3,000,000	4.625	04/01/16	2,947,650

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Rhode Island – (continued)
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 A (BBB)(f)
$1,114,000,000	0.000%	06/01/52	$55,343,520
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 B (BBB-)(f)
85,300,000	0.000	06/01/52	3,644,869
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 C(f)
26,600,000	0.000	06/01/52	932,862
Tobacco Settlement Financing Corp. RB for Rhode Island Asset Backed Bonds Series 2002 A (BBB/Baa3)
6,195,000	6.000	06/01/23	6,295,669
7,500,000	6.125	06/01/32	7,560,000
20,540,000	6.250	06/01/42	20,715,823

			102,606,440

South Carolina – 1.3%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (B-) (f)
15,000,000	0.000	01/01/33	2,356,950
Greenville County Airport RB for Donaldson Industrial Air Park Project Series 2001 (AMT) (Baa3)
3,755,000	6.125	10/01/17	3,916,465
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 A
4,378,000	6.875	11/01/35	4,319,072
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 B
2,754,000	6.125	11/01/14	2,742,406
Lancaster County Special Assessment Revenue for Edenmoor Improvement District Series 2006 A
5,000,000	5.750	12/01/37	4,964,350
South Carolina Jobs Economic Development Authority RB for Palmetto Health Alliance Series 2003 A (BBB+/Baa1)
10,000,000	6.250	08/01/31	10,478,900
South Carolina Jobs Economic Development Authority RB Refunding for Episcopal Church Series 2007 (BBB)
4,000,000	5.000	04/01/24	3,925,200
Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
19,510,000	6.000	05/15/22	19,793,480
36,045,000	6.375	05/15/28	36,871,512
350,000	6.375	05/15/30	364,326
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B/B2)
11,430,000	5.700	01/01/24	11,428,971

			101,161,632

Tennessee – 1.8%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A
1,675,000	5.125	04/01/23	1,590,195
Chattanooga Health Educational & Housing Facilities Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-)
5,000,000	5.000	10/01/25	4,822,050
13,500,000	5.125	10/01/35	12,762,900
Elizabethton Health and Educational Facilities Board Hospital RB for First Mortgage Series B (BBB/Baa2)(g)
12,000,000	8.000	07/01/33	13,607,520
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A
1,000,000	6.250	02/15/32	1,032,830
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage RB for Mountain States Health Alliance Series 2006 A (BBB+/Baa1)
9,225,000	5.500	07/01/36	9,319,187
Knox County Health Educational & Housing Facilities Board RB for University Health Systems, Inc. Series 2007 (BBB+)
71,500,000	5.250	04/01/36	71,391,320
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A(h)
9,080,000	5.750	04/01/25	8,788,713
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 B(h)
1,840,000	4.780	04/01/42	1,832,548
Shelby County Health Educational & Housing Facilities Board Hospital RB for Methodist Healthcare Prerefunded Series 2002 (AAA)(a)
935,000	6.000	09/01/12	1,033,035
1,565,000	6.000	09/01/12	1,729,090
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A
2,000,000	5.625	09/01/26	2,006,020
Sullivan County Health Educational & Housing Facilities Board RB for Wellmont Health Systems Project Series 2006 C (BBB+)
15,870,000	5.250	09/01/36	15,636,870

			145,552,278

Texas – 8.5%
Alliance Airport Authority, Inc. Special Facilities RB for American Airlines, Inc. Project Series 1991 (AMT) (CCC+/Caa1)
15,845,000	7.000	12/01/11	16,271,230
Alliance Airport Authority Special Facilities RB for Fedex Corp. Project Series 2006 (AMT) (BBB/Baa2)
78,460,000	4.850	04/01/21	77,241,516
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (CCC+)
34,250,000	5.250	12/01/29	30,666,422
Austin Texas Convention Enterprises, Inc. RB for Third Tier Series 2001 C-2
10,195,000	9.750	01/01/26	9,848,982

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Austin Texas Convention Enterprises, Inc. RB Refunding for Second Tier Series 2006 B (BB/Ba2)
$17,500,000	5.750%	01/01/34	$17,150,700
Bexar County Health Facilities Development Corp. RB for Army Retirement Residence Project Series 2002 (BBB)(a)
1,200,000	6.125	07/01/12	1,335,636
1,000,000	6.300	07/01/12	1,120,450
Bexar County Health Facilities Development Corp. RB Refunding for Army Retirement Residence Project Series 2007 (BBB)
1,000,000	5.000	07/01/27	968,320
760,000	5.000	07/01/33	720,016
1,740,000	5.000	07/01/37	1,635,095
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT)
40,990,000	5.000	03/01/41	33,598,683
Brazos River Authority PCRB Refunding for TXU Electric Co. Project RMKT 04/01/03 Series 1999 A (AMT) (BB/Baa2)
14,375,000	7.700	04/01/33	15,413,737
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 C (AMT) (BB/Baa2)(h)
6,800,000	7.700	03/01/32	7,294,564
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (BB/Baa2)(c)
25,635,000	5.750	11/01/11	25,356,860
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (BB)
9,275,000	6.750	10/01/38	9,515,501
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 D (BB) (c)
3,025,000	5.400	10/01/14	2,923,421
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (FGIC) (BBB-/Ba1)(h)
6,250,000	5.375	04/01/19	6,365,875
Brazos River Authority RB Refunding for Reliant Energy Inc. Project Series 1999 B (BBB-/Ba1)(h)
10,000,000	7.750	12/01/18	10,418,600
Dallas County Flood Control District GO Bonds Refunding Series 2002(d)
6,000,000	7.250	04/01/32	6,361,260
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for Delta Airlines, Inc. Series 1991(d)(e)
3,250,000	7.625	11/01/21	427,050
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa1)
42,000,000	6.000	11/01/14	41,902,560
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (AMT) (CCC+/Caa1)
43,395,000	6.375	05/01/35	43,796,404
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding for American Airlines, Inc. Series 2000 C (AMT) (CCC+/Caa1)(h)
51,885,000	6.150	05/01/29	51,885,000
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 for American Airlines, Inc. Series 2000 Subseries A-2 (AMT) (CCC+/Caa1)(c)
5,020,000	9.000	05/01/15	5,917,777
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 Series 2000 Subseries A-1 (AMT) (CCC+/Caa1)(c)
5,620,000	8.500	05/01/08	5,704,806
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 Series 2000 Subseries A-3 (AMT) (CCC+/Caa1)(h)
25,545,000	9.125	05/01/29	30,382,712
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding for American Airlines, Inc. Series 2007 (CCC+)
32,200,000	5.500	11/01/30	29,457,526
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2003 A (AMBAC) (AMT) (AAA/Aaa)
1,725,000	5.000	11/01/32	1,731,193
Guadalupe-Blanco River Authority RB for Regional Raw Water Delivery Project Series 2007 A (MBIA) (AAA/Aaa)
5,000,000	5.000	05/15/39	5,141,150
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa3)
1,500,000	6.650	04/01/32	1,577,190
Harris County Health Facilities Development Corp. Hospital RB for Memorial Hermann Healthcare Systems Series 2004 A (A+/A2)
2,595,000	5.000	12/01/20	2,649,106
435,000	5.000	12/01/21	443,021
1,000,000	5.125	12/01/22	1,022,870
1,000,000	5.125	12/01/23	1,022,870
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 B (AMT) (B-/B3)
1,000,000	5.700	07/15/29	940,690
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 C (AMT) (B-/B3)
4,730,000	5.700	07/15/29	4,449,464
Houston Airport System Special Facilities RB for Continental Airlines Series 2001 E (AMT) (B-/B3)
3,400,000	6.750	07/01/21	3,545,928
33,060,000	6.750	07/01/29	34,349,340
Houston Health Facilities Development Corp. Retirement Facility RB for Buckingham Senior Living Community Series 2004 A(a)
1,500,000	7.125	02/15/14	1,789,815
Matagorda County Navigation District No. 1 RB Refunding for Reliant Energy Project Series 1999 B (AMT) (BBB-/Ba1)(h)
11,000,000	5.950	05/01/30	11,220,110

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
$1,500,000	5.000%	02/15/15	$1,505,340
2,025,000	5.500	02/15/25	2,054,383
3,250,000	5.625	02/15/35	3,276,423
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B1)
4,200,000	7.200	01/01/21	4,278,582
5,000,000	7.250	01/01/31	5,089,200
Port Corpus Christi Authority RB for Celanese Project Series 2002 B (AMT) (B/B2)
12,000,000	6.700	11/01/30	12,509,400
Port Corpus Christi Industrial Development Corp. RB Refunding for Valero Converted 03/17/98 Series 1997 B (BBB/Baa3)
2,500,000	5.400	04/01/18	2,540,375
Port Corpus Christi Industrial Development Corp. RB Refunding for Valero Converted 03/17/98 Series 1997 C (BBB/Baa3)(h)
1,000,000	5.400	04/01/18	1,016,150
Red River Authority PCRB for Celanese Project Series 2002 B (AMT) (B/B2)(h)
7,450,000	6.700	11/01/30	7,757,760
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project RMKT 11/29/2005 Series 2001 C (BB/Baa2)
5,950,000	5.200	05/01/28	5,321,978
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project Series 2000 A (BB/Baa2)(h)
7,110,000	6.450	06/01/21	7,158,988
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project Series 2001 A (BB/Baa2)(c)
19,040,000	5.500	11/01/11	18,785,816
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project Series 2001 B (BB/Baa2)(c)
15,725,000	5.750	11/01/11	15,554,384
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Energy Co. LLC Project Series 2003 B (BB/Baa2)
8,815,000	6.150	08/01/22	8,857,312
San Leanna Educational Facilities Corp. RB Refunding for Saint Edwards University Project Series 2007 (BBB+/Baa2)
2,100,000	5.125	06/01/36	2,058,252
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
6,075,000	5.125	05/15/37	5,821,004
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health Systems Project Series 2001 (Baa3)
2,000,000	6.750	05/15/21	2,120,040
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
8,650,000	5.000	07/01/20	8,585,384
7,850,000	5.000	07/01/23	7,674,474
Travis County Health Facilities Development Corp. Retirement Facilities RB for Querencia Barton Creek Project Series 2005
1,600,000	5.650	11/15/35	1,588,832
Weslaco Health Facilities RB for Knapp Medical Center Project Series 2002 (BBB+)
4,395,000	6.000	06/01/17	4,620,068

			681,737,595

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,000,000	5.000	10/01/14	1,054,840
1,250,000	5.250	10/01/16	1,324,075
1,000,000	5.250	10/01/18	1,048,890
1,000,000	5.250	10/01/19	1,044,650
1,720,000	5.250	10/01/20	1,791,621
1,000,000	5.250	10/01/21	1,029,690
500,000	5.250	10/01/22	513,070
500,000	5.250	10/01/23	512,775

			8,319,611

Utah – 0.2%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A
2,800,000	7.100	08/15/23	2,973,544
Tooele County Hazardous Waste Treatment RB for Union Pacific Project RMKT 04/28/98 Series 1992 A (AMT) (BBB/Baa2)(h)
9,850,000	5.700	11/01/26	10,068,769

			13,042,313

Vermont – 0.0%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A
1,500,000	5.250	05/01/26	1,450,050
2,390,000	5.375	05/01/36	2,284,434

			3,734,484

Virginia – 1.0%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007
1,750,000	5.000	01/01/24	1,667,802
2,250,000	5.000	01/01/31	2,089,620
Bedford County IDA RB for Nekoosa Packaging Corp. Project Series 1998 (AMT) (B2)
320,000	5.600	12/01/25	305,302
Celebrate North Community Development Authority Special Assessment Project Series 2003 B
5,000,000	6.750	03/01/34	5,235,650
Chesapeake IDA PCRB for Virginia Electric & Power Project RMKT 11/08/02 Series 1985 (BBB/Baa1)(h)
3,250,000	5.250	02/01/08	3,254,062

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Virginia – (continued)
Fairfax County Economic Development Authority RB for Goodwin House, Inc. Series 2007 (BBB)
$8,000,000	5.125%	10/01/42	$7,655,600
Goochland County IDA RB for Nekoosa Packaging Corp. Series 1998 (AMT) (B2)
560,000	5.650	12/01/25	537,337
Henrico County Economic Development Authority RB Refunding for Westminster Canterbury Series 2006 (BBB-)
1,450,000	5.000	10/01/27	1,419,507
Henrico County IDA RB for Solid Waste Browning Series 1997 A (AMT) (BB-/B2)
3,750,000	5.875	03/01/17	3,761,475
James City County Economic Development Authority Residential Care Facilities RB for Williamsburg Landing Series 2005 A
750,000	5.350	09/01/26	738,578
750,000	5.500	09/01/34	735,503
Loudoun County IDA Hospital RB for Loudoun Hospital Center Series 2002 A (BBB+)(a)
1,000,000	6.100	06/01/12	1,112,540
Loudoun County IDA Residential Care Facility RB for Falcons Landing Series 2004 A
2,750,000	6.000	08/01/24	2,818,502
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A
500,000	6.000	01/01/25	513,385
1,100,000	6.125	01/01/35	1,130,195
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006
725,000	5.150	09/01/24	707,419
1,000,000	5.300	09/01/31	967,100
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005
2,000,000	5.000	11/01/22	1,950,580
1,000,000	5.250	11/01/26	984,650
1,000,000	5.375	11/01/32	980,200
Virginia Housing Development Authority RB Series 2007 A-1 (Aaa)
38,000,000	5.000	10/01/26	37,860,160
Winchester IDA Residential Care Facilities RB for Westminster-Canterbury Series 2005 A
1,000,000	5.200	01/01/27	990,360
1,000,000	5.300	01/01/35	982,970

			78,398,497

Washington – 0.5%
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2005 (Baa2)
600,000	5.500	12/01/15	633,150
1,175,000	5.375	12/01/22	1,200,016
1,500,000	5.500	12/01/30	1,526,325
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2007 (Baa2)
1,510,000	5.750	12/01/28	1,567,214
2,000,000	5.750	12/01/32	2,066,300
Terrace Heights Sewer District RB for Refunding and Improvement Series 2006
680,000	4.750	01/01/29	640,138
1,075,000	5.000	01/01/33	1,049,372
Tobacco Settlement Authority RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
13,075,000	6.500	06/01/26	13,703,777
Washington State Housing Finance Commission RB for Single Family Program Series 3006 6A (FHLMC/FNMA/GNMA) (AA/Aa3)
4,405,000	4.700	12/01/27	4,225,672
Washington State Housing Finance Commission RB for Single Family Program Series 2007 3A (AMT) (FHLMC/FNMA/GNMA) (Aaa)
5,500,000	4.900	12/01/38	5,306,785
Washington State Housing Finance Commission RB for Single Family Program Series 2007 4A (AMT) (FHLMC/FNMA/GNMA) (Aaa)
8,195,000	4.900	12/01/38	7,928,089

			39,846,838

West Virginia – 0.4%
Berkeley County Public Service Sewer District RB Series 2006 A
500,000	5.000	10/01/22	484,150
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-)
9,610,000	5.250	07/01/20	9,809,600
10,000,000	5.250	07/01/25	10,068,200
11,750,000	5.250	07/01/35	11,597,250
Ohio County Commission Sewage System Tax Allocation for Fort Henry Centre Financing District Series 2007 A
1,000,000	5.850	06/01/34	995,940

			32,955,140

Wisconsin – 1.3%
Badger Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
4,785,000	6.125	06/01/27	4,941,135
16,250,000	6.375	06/01/32	16,863,275
Superior Utility Refunding RB for Water Light & Power Project Series 2007 A (Baa1)
5,845,000	5.375	11/01/21	5,836,408
Superior Utility RB for Water Light & Power Project Series 2007 B (Baa1)
5,630,000	5.750	11/01/37	5,621,949
Wisconsin Health & Educational Facilities Authority RB for Wheaton Franciscan Services Series 2003 A (A-/Baa1)
6,635,000	5.250	08/15/25	6,611,645
Wisconsin Health & Educational Facilities Authority RB for Wheaton Franciscan Health Care Series 2006 (A-/Baa1)
11,365,000	5.250	08/15/21	11,523,655
Wisconsin Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006
1,275,000	5.650	08/01/21	1,276,364
2,385,000	5.800	08/01/29	2,358,622

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB for Aurora Health Care Series 1999 B (BBB+)
$1,500,000	5.625%	02/15/20	$1,521,105
Wisconsin Health & Educational Facilities Authority RB for Beaver Dam Community Hospitals, Inc. Series 2004 A
2,500,000	6.750	08/15/34	2,631,250
Wisconsin Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
3,000,000	5.750	05/01/29	3,061,740
2,750,000	6.100	05/01/34	2,849,605
Wisconsin Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-)
3,000,000	5.100	03/01/25	2,883,000
2,800,000	5.250	03/01/35	2,644,796
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
5,825,000	5.125	05/15/29	5,636,852
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
1,400,000	5.000	05/15/36	1,303,582
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
9,700,000	5.250	08/15/23	9,760,237
7,565,000	5.250	08/15/24	7,611,979
9,715,000	5.250	08/15/25	9,680,803

			104,618,002

Wyoming – 0.3%
Sweetwater County Solid Waste Disposal RB Refunding for FMC Corp. Project Series 2005 (AMT) (BBB/Baa2)
11,750,000	5.600	12/01/35	11,909,213
Wyoming Community Development Authority RB Series 2007 (AMT) (AA+/Aa1)
15,130,000	4.900	12/01/38	14,438,105

			26,347,318

TOTAL STATE — SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $7,920,833,337)			$7,762,147,165

Other Municipals – 1.8%

Charter Mac Equity Issuer Trust Series 2004 A-4-1 (AMT) (A3)(c)(d)
$9,000,000	5.750%	04/30/15	$9,514,890
GMAC Municipal Mortgage Trust Series A (AMT) (A3)(c)(d)
6,475,000	4.150	10/31/09	6,425,013
GMAC Municipal Mortgage Trust Series A-2 (AMT) (A3)(c)(d)
7,500,000	4.800	04/30/15	7,462,725
GMAC Municipal Mortgage Trust Series A-1 (AMT) (A3e)(c)(d)
9,625,000	4.900	10/31/14	9,675,820
GMAC Municipal Mortgage Trust Series A-2 (AMT) (A3e)(c)(d)
16,650,000	5.300	10/31/19	16,811,838
GMAC Municipal Mortgage Trust Series B (AMT) (Baa1)(c)(d)
17,150,000	5.600	10/31/19	17,541,020
GMAC Municipal Mortgage Trust Series B-2 (AMT) (Baa1)(c)(d)
5,000,000	5.500	04/30/25	4,961,150
GMAC Municipal Mortgage Trust Series C-1 (AMT) (Baa2e)(c)(d)
9,500,000	5.700	04/30/25	9,479,100
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-2 (A3)(c)(d)
6,000,000	4.900	09/30/14	5,992,740
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (A3)(c)(d)
4,000,000	4.950	09/30/12	4,017,080
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (A3e)(c)(d)
8,000,000	5.125	09/30/15	8,048,640
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1)(c)(d)
4,000,000	5.200	09/30/14	4,055,320
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1)(c)(d)
4,000,000	7.750	11/01/10	4,315,680
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1e)(c)(d)
8,000,000	5.300	09/30/15	8,061,200
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C (Baa2)(c)(d)
5,000,000	4.700	09/30/09	4,978,250
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2)(c)(d)
3,000,000	5.400	09/30/14	3,032,520
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2)(c)(d)
3,000,000	5.800	09/30/19	3,054,030
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2e)(c)(d)
3,000,000	5.500	09/30/15	3,049,770
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa3e)(c)(d)
6,000,000	5.900	09/30/20	6,059,040
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005, Class A (A1)(d)
8,684,000	4.050	05/04/10	8,661,595

TOTAL OTHER MUNICIPALS
(Cost $144,321,953)			$145,197,421

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Shares	Description	Value
Common Stocks – 0.1%

Airlines – 0.1%
164,651	Delta Air Lines, Inc.(j)	$3,424,741
105,076	Northwest Airlines Corp.(j)	1,949,160

TOTAL COMMON STOCKS
(Cost $7,499,022)		$5,373,901

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Investments – 1.0%

Alaska – 0.1%
Valdez Alaska Marine Term VRDN RB Refunding for Exxon Pipeline Co. Project Series 1993 A (A-1+/Aaa)(h)
$8,500,000	3.510%	11/06/07	$8,500,000

Florida – 0.1%
Orange County School Board VRDN COPS Series 2007 (MBIA) (A-1+/Aaa)(h)
8,720,000	3.540	11/01/07	8,720,000

Louisiana – 0.1%
East Baton Rouge Parish Louisiana Pollution Control VRDN RB Refunding for Exxon Project Series 1993 (A-1+/Aaa)(h)
11,150,000	3.520	11/01/07	11,150,000

Missouri – 0.1%
Missouri State Health & Educational Facilities Authority VRDN RB for St. Louis University Series 2005 A (MBIA) (A-1+/Aaa)(h)
5,000,000	3.560	11/01/07	5,000,000

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 A (A-1+/Aaa)(h)
17,900,000	3.640	11/01/07	17,900,000

Texas – 0.4%
Harris County Industrial Development Corp. VRDN RB for Pollution Control Revenue Exxon Series 1984 (A-1+/Aaa)(h)
7,600,000	3.520	11/01/07	7,600,000
Harris County Health Facilities Development Corp. VRDN RB for Texas Medical Center Project Series 1999 B (FSA) (A-1+/Aaa)(h)
15,200,000	3.580	11/01/07	15,200,000
Texas Water Development Board Refunding Revenue VRDN RB for State Revolving Sub Lien Series 2007 A (A-1+/Aaa)(h)
4,500,000	3.570	11/01/07	4,500,000

			27,300,000

Virginia – 0.0%
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 C (A-1+/Aaa) (h)
1,000,000	3.620	11/06/07	1,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $79,570,000)			$79,570,000

TOTAL INVESTMENTS – 100.2%
(Cost $8,152,224,312)			$7,992,288,487

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(15,964,816)

NET ASSETS – 100.0%			$7,976,323,671

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Inverse variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $218,355,542, which represents approximately 2.7% of net assets as of October 31, 2007.

(e)	Security is currently in default.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security represents fixed rate bond exchanged in conjunction with floating rate notes issued (See note 2G).

(h)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(i)	Security is issued with zero coupon until the next interest reset date. Maturity date disclosed is the next interest reset date.

(j)	Non-income producing security.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2007

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—	Insured by American Municipal Bond Assurance Corp. – Transferable Custodial Receipts
AMT	—	Alternative Minimum Tax
BANS	—	Bond Anticipation Notes
CDFI	—	Community Development Financial Institutions
COPS	—	Certificates of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co. – Transferable Custodial Receipts
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
GTY AGMT	—	Guarantee Agreement
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
Radian-IBC	—	Insured by Radian Asset Assurance – International Bancshares Corporation
RB	—	Revenue Bond
RITES	—	Residual Interest Tax-Exempt Securities
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION
INTEREST RATE SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged

	Notional		Payments	Payments	Upfront payments
Swap	Amount	Termination	received by	made by	(received) made by	Unrealized
Counterparty(a)	(000s)	Date	the Fund	the Fund	the fund	Loss

Merrill Lynch Pierce Fenner and Smith, Inc.	$110,000	11/01/22	BMA Municipal Swap Index	4.100%	$(165,060)	$(2,399,634)
Morgan Stanley Co., Inc. New York	350,000	11/01/22	BMA Municipal Swap Index	4.100%	2,109,589	(9,878,449)

TOTAL					$1,944,529	$(12,278,083)

(a)	Represents forward starting interest rate swaps whose effective date of commencement of cash flows and associated accruals occur subsequent to October 31, 2007.
BMA — Bond Market Association
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 98.3%

Puerto Rico – 8.6%
Puerto Rico Commonwealth GO Bonds Public Improvement Refunding Series 2006 B (BBB-/Baa3)
$450,000	5.000%	07/01/35	$449,302
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (BBB-/Baa3)
325,000	5.250	07/01/30	335,472
Puerto Rico Commonwealth Highway & Transportation Authority RB Pre-Refunded Series 2003 G (BBB+/Aaa)(a)
655,000	5.000	07/01/13	703,247
Puerto Rico Commonwealth Highway & Transportation Authority RB Unrefunded Balance Series 2003 G (BBB+/Baa3)
345,000	5.000	07/01/42	346,325
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,000,000	5.000	07/01/46	991,470
Puerto Rico Electric Power Authority RB Series 2005 RR (FGIC) (AAA/Aaa)(a)
3,000,000	5.000	07/01/15	3,270,330
University of Puerto Rico RB Refunding Series 2006 P (BBB-/Baa2)
110,000	5.000	06/01/30	110,835
University of Puerto Rico RB Series 2006 Q (BBB-/Baa2)
200,000	5.000	06/01/30	201,518
85,000	5.000	06/01/36	85,409

			6,493,908

Tennessee – 85.6%
Blount County Hospital RB Improvement Series 1998 B (Baa1)
1,455,000	5.250	07/01/09	1,466,189
Blount County Public Building Authority for Local Government Public Improvements RB Refunding Series 2007 B-12A (XLCA) (Aaa)
1,500,000	5.000	06/01/24	1,589,265
Chattanooga Health Educational & Housing Facilities Board RB for CDFI Phase 1 LLC Project Refunding Series 2005 A (BBB-)
835,000	5.000	10/01/15	840,377
1,000,000	5.125	10/01/35	945,400
Clarksville Natural Gas Acquisition Corp. RB Series 2006 (A+/A1)
1,000,000	5.000	12/15/21	995,940
Dickson County GO Bonds Refunding Series 2003 (FGIC) (Aaa)
1,535,000	5.000	06/01/16	1,621,942
Franklin Special School District GO Bonds Refunding Series 1997 B (Aa2)
2,500,000	5.100	06/01/12	2,656,725
Franklin Water & Sewer Revenue & Tax GO Bonds Refunding Series 2005 (Aaa)
1,000,000	5.000	04/01/17	1,086,700
Greene County GO Bonds Refunding Series 2005 B (MBIA) (Aaa)
1,435,000	5.000	06/01/23	1,509,491
Hallsdale Powell Utility District RB for Knox County Water & Sewer Improvement Refunding Series 2004 B (FGIC) (AAA/Aaa)
1,260,000	5.000	04/01/34	1,295,973
Hallsdale Powell Utility District RB for Knox County Water & Sewer Improvement Series 2006 (FGIC) (AAA/Aaa)
1,000,000	5.000	04/01/26	1,051,270
Hamilton County GO Bonds Series 2000 (Aa1)
3,000,000	5.300	11/01/15	3,075,120
Johnson City Health & Educational Facilities Board Hospital RB First Mortgage for Mountain States Health Series 2006 A (BBB+/Baa1)
1,000,000	5.500	07/01/36	1,010,210
Johnson City Health & Educational Facilities Board Hospital RB Refunding & Improvement for Johnson City Medical Center Series 1998 ETM-Calls Defeased (MBIA) (AAA/Aaa)
1,500,000	5.125	07/01/09	1,540,020
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB for Covenant Health Unrefunded Series 2002 A (FSA) (AAA/Aaa)
905,000	5.500	01/01/18	970,241
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Improvement for Covenant Health Series 2002 B ETM
1,360,000	4.200	01/01/12	1,374,511
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB for Covenant Health Pre-Refunded Series 2002 A (FSA) (AAA/Aaa)(a)
1,095,000	5.500	01/01/13	1,192,050
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement for Baptist Health Systems Series 1996 (CONNIE LEE) (AAA/Ba2)
1,000,000	5.500	04/15/11	1,011,540
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement for East Tennessee Hospital Series 2003 B (BBB+/Baa1)
3,810,000	5.000	07/01/16	3,896,335
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding for Fort Sanders Alliance Series 2007 (MBIA) (AAA/Aaa)
1,000,000	5.750	01/01/14	1,106,660
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Unrefunded Balance Improvement for Covenant Health Refunding Series 2002 B(A)
1,540,000	4.200	01/01/12	1,532,208
Knox County Health Educational & Housing Facilities Board RB Refunding University Health System, Inc. (BBB+)
2,000,000	5.250	04/01/36	1,996,960
Lawrenceburg Public Building Authority GO Bonds Water & Sewer for Public Works Series 2001 B (FSA) (AAA/Aaa)
1,330,000	5.500	07/01/15	1,414,827
Lincoln County GO Bonds Refunding Series 2001 (FGIC) (Aaa)
1,315,000	5.250	04/01/14	1,430,247

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Tennessee – (continued)
Madison Suburban Utility District Waterworks RB Refunding Series 1995 (MBIA) (AAA/Aaa)
$500,000	5.600%	02/01/10	$502,560
Memphis General Improvements GO Bonds Refunding Series 2006-C (XLCA) (AAA/Aaa)
1,000,000	5.000	11/01/20	1,064,770
Memphis Sanitation Sewer Systems RB Refunding Series 2006 (FSA) (AAA/Aaa)
1,295,000	5.000	05/01/20	1,404,065
Metropolitan Government Nashville & Davidson County Electric RB Series 2004 A (AMBAC) (AAA/Aaa)
1,000,000	5.000	05/15/18	1,055,770
Metropolitan Government Nashville & Davidson County GO Bonds Refunding Series 2005 C (AA/Aa2)
1,000,000	5.000	02/01/17	1,065,490
Metropolitan Government Nashville & Davidson County RB Health & Housing Charter Village Apartments Series 2007 (FNMA) (AAA)
1,000,000	4.850	06/01/37	971,170
Metropolitan Government Nashville & Davidson County Water & Sewer RB Refunding Series 1993 (FGIC) (AAA/Aaa)
1,500,000	5.200	01/01/13	1,609,020
Rutherford County Construction Utility District Waterworks RB Refunding & Improvement Series 1997 A (FGIC) (Aaa)
500,000	5.100	02/01/11	501,875
Rutherford County GO Bonds for Public Improvement Refunding Series 2001 (AA+/Aa2)
3,000,000	5.000	04/01/14	3,132,420
Rutherford County GO Bonds School & Public Improvement Series 2006 (AA+/Aa2)
2,000,000	5.000	06/01/26	2,090,680
Sullivan County Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
1,000,000	5.250	09/01/36	985,310
Tennessee Housing Development Agency Mortgage Finance RB Refunding Series 2003 A (AA/Aa2)
2,000,000	4.900	07/01/16	2,075,940
Tennessee Housing Development Agency RB for Homeownership Program AMT Series 2006-2 (GO of Agency) (AA/Aa2)
1,990,000	5.150	01/01/37	2,001,701
Tennessee Housing Development Agency RB Homeownership Program Series 1996 Issue 2B (GO of Agency) (AA/Aa2)
400,000	5.800	01/01/11	400,000
Tennessee State School Bond Authority RB Refunding Second PG Series 2007 C (FSA) (AAA/Aaa)
665,000	5.000	05/01/28	696,727
Tennessee State School Bond Authority RB Refunding for Higher Educational Facilities ETM Calls Apply Series 1996 D (GO of Authority) (AA/Aa2)
500,000	5.500	05/01/11	507,725
Warren County GO Bonds Refunding Series 2001 (MBIA) (Aaa)
1,845,000	5.000	06/01/12	1,952,951
Williamson County GO Bonds Public Improvement Series 2001 (Aa1)
1,250,000	5.000	04/01/12	1,323,275
Williamson County GO Bonds Refunding Series 2001 (Aa1)
2,500,000	5.000	03/01/13	2,610,150
2,000,000	5.000	03/01/14	2,090,020

			64,651,820

U. S. Virgin Islands – 4.1%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,575,000	5.250	10/01/21	1,621,762
Virgin Islands Water & Power Authority Electric Systems RB Series 2007 A (BBB-/Baa3)
1,500,000	5.000	07/01/31	1,475,370

			3,097,132

TOTAL INVESTMENTS – 98.3%
(Cost $73,195,376)			$74,242,860

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			1,287,262

NET ASSETS – 100.0%			$75,530,122

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
CDFI	—	Campus Development Foundation, Inc.
CONNIE LEE	—	College Construction Loan Insurance Association
ETM	—	Escrow to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
GO OF AGENCY	—	General Obligation of Agency
GO OF AUTHORITY	—	General Obligation of Authority
MBIA	—	Insured by Municipal Bond Investors Assurance
RB	—	Revenue Bond
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Assets and Liabilities
October 31, 2007

Short Duration
Tax-Free Fund

Assets:

Investment in securities, at value (identified cost $334,371,348, $73,458,708, $25,580,155, $703,368,825, $8,152,224,312 and $73,195,376, respectively)	$335,704,653
Cash	808,369
Receivables:
Investment securities sold	15,990,418
Interest, net of allowances	5,016,788
Fund shares sold	140,026
Due from broker(a)	54,782
Reimbursement from investment adviser	35,274
Due from Custodian	—
Other assets	—

Total assets	357,750,310

Liabilities:

Payables:
Payable for floating rate notes issued	—
Investment securities purchased	12,312,910
Fund shares repurchased	4,723,863
Income distribution	173,207
Interest expense and fees	—
Amounts owed to affiliates	155,930
Due to Custodian	—
Swap contracts, at value (net of upfront payments made (received) of $0, $0, $0, $82,908, $1,944,529 and $0, respectively)	—
Accrued expenses	108,911

Total liabilities	17,474,821

Net Assets:

Paid-in capital	$353,123,448
Accumulated undistributed (distributions in excess of) net investment income	126,251
Accumulated net realized loss on investments and swaps transactions	(14,307,515)
Net unrealized gain (loss) on investments and swaps	1,333,305

NET ASSETS	$340,275,489

Net Assets:
Class A	$126,887,801
Class B	987,592
Class C	4,549,331
Institutional	207,800,973
Service	49,792

Shares outstanding:
Class A	12,487,308
Class B	97,275
Class C	447,722
Institutional	20,460,398
Service	4,904

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	33,497,607

Net asset value, offering and redemption price per share:(b)
Class A	$10.16
Class B	10.15
Class C	10.16
Institutional	10.16
Service	10.15

(a)	Includes restricted cash of $53,399 and $8,768 on deposit with the swap counterparty as collateral for the Short Duration Tax-Free and Municipal Income Funds respectively.
(b)	Maximum public offering price per share for Class A Shares of Short Duration Tax-Free (NAV per share multiplied by 1.0204) and for Class A Shares of California AMT-Free Municipal, New York AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds (NAV per share multiplied by 1.0471) is $10.37, $10.35, $10.47, $15.95, $11.29 and $10.45, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

California	New York
AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
Municipal Fund	Municipal Fund	Income Fund	Municipal Fund	Municipal Fund

$73,211,495	$25,681,139	$709,384,560	$7,992,288,487	$74,242,860
181,975	219,906	694,751	5,188,330	540,861
381,454	100,176	10,479,295	219,054,033	—
946,682	352,774	10,702,807	158,268,434	1,082,980
577,362	25,425	4,682,510	19,574,455	35,587
—	—	8,768	—	—
6,998	4,810	31,472	236,452	16,087
—	—	96,822	871,402	—
112	57	986	14,794	200

75,306,078	26,384,287	736,081,971	8,395,496,387	75,918,575

—	—	4,810,000	66,525,000	—
2,138,898	—	28,968,621	292,600,286	—
128,008	20,757	1,875,458	35,822,188	38,285
50,476	11,115	832,997	7,238,711	232,875
—	—	57,221	936,390	—
48,993	15,763	452,696	5,145,853	34,632
—	100,176	—	—	—
—	—	449,528	10,333,554	—
108,505	101,861	151,259	570,734	82,661

2,474,880	249,672	37,597,780	419,172,716	388,453

$73,708,022	$26,076,802	$700,989,435	$8,145,206,518	$74,717,174
7,140	(11,115)	(172,484)	11,414,234	(190,482)
(636,751)	(32,056)	(7,816,059)	(8,083,173)	(44,054)
(247,213)	100,984	5,483,299	(172,213,908)	1,047,484

$72,831,198	$26,134,615	$698,484,191	$7,976,323,671	$75,530,122

$58,631,825	$17,655,984	$381,696,701	$3,984,269,021	$10,264,810
—	—	12,210,413	53,383,522	—
461,148	159,117	14,783,493	200,199,235	10,444
13,738,225	8,319,514	289,188,043	3,738,471,893	65,254,868
—	—	605,541	—	—

5,931,652	1,765,187	25,055,270	369,652,438	1,028,676
—	—	801,337	4,952,909	—
46,636	15,906	970,059	18,575,388	1,046
1,388,798	831,547	18,983,994	346,797,233	6,539,537
—	—	39,516	—	—

7,367,086	2,612,640	45,850,176	739,977,968	7,569,259

$9.88	$10.00	$15.23	$10.78	$9.98
—	—	15.24	10.78	—
9.89	10.00	15.24	10.78	9.98
9.89	10.00	15.23	10.78	9.98
—	—	15.32	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Operations
For the Year Ended October 31, 2007

Short Duration
Tax-Free Fund

Investment Income:

Interest, net of allowances	$13,184,177

Expenses:

Management fees	1,305,224
Distribution and Service fees(a)	365,150
Transfer Agent fees(a)	269,119
Custody and accounting fees	60,380
Registration fees	56,661
Professional fees	69,104
Printing fees	51,665
Trustee fees	16,500
Shareholder meeting proxy expense	13,252
Service Share fees — Service Plan	125
Service Share fees — Shareholder Administration Plan	125
Interest expense and fees	—
Other	25,891

Total expenses	2,233,196

Less — expense reductions	(451,511)

Net expenses	1,781,685

NET INVESTMENT INCOME	11,402,492

Realized and unrealized gain (loss) on investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(1,283,720)
Swap contracts	(759,896)
Net change in unrealized gain (loss) on:
Investments	463,929
Swap contracts	406,950

Net realized and unrealized loss on investments and swap transactions	(1,172,737)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,229,755

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Short Duration Tax-Free	$298,179	$13,769	$53,202	$178,877	$2,099	$8,042	$80,082	$19
California AMT-Free Municipal	125,793	—	4,039	74,942	—	596	5,636	—
New York AMT-Free Municipal	39,702	—	615	23,666	—	87	3,343	—
Municipal Income	859,797	115,368	118,766	513,528	17,212	17,613	90,182	261
High Yield Municipal	9,764,765	577,305	1,953,262	5,855,171	86,794	291,555	1,515,524	—
Tennessee Municipal	26,515	—	103	15,909	—	17	28,818	—
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

California	New York
AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
Municipal Fund	Municipal Fund	Income Fund	Municipal Fund	Municipal Fund

$2,750,606	$973,425	$29,481,599	$437,606,752	$3,781,238

291,654	109,347	3,267,463	40,738,706	371,981
129,832	40,317	1,093,931	12,295,332	26,618
81,174	27,096	638,796	7,749,044	44,744
39,171	33,355	71,893	596,105	45,881
17,669	15,472	97,563	104,899	5,960
85,920	84,763	69,060	101,066	90,050
41,844	39,875	60,276	276,148	97,922
16,500	16,500	16,500	16,500	16,500
23,365	23,232	17,653	49,128	11,579
—	—	1,629	—	—
—	—	1,629	—	—
—	—	364,420	7,153,598	—
3,645	1,366	55,642	290,373	1,123

730,774	391,323	5,756,455	69,370,899	712,358

(180,437)	(182,501)	(676,280)	(1,337,575)	(224,096)

550,337	208,822	5,080,175	68,033,324	488,262

2,200,269	764,603	24,401,424	369,573,428	3,292,976

(622,299)	(32,608)	(2,309,552)	(658,537)	84,918
—	—	(851,098)	(6,603,063)	—
(835,751)	(92,348)	(19,619,306)	(544,396,025)	(1,457,947)
—	—	(91,573)	866,325	—

(1,458,050)	(124,956)	(22,871,529)	(550,791,300)	(1,373,029)

$742,219	$639,647	$1,529,895	$(181,217,872)	$1,919,947

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Short Duration		California
	Tax-Free Fund		AMT-Free Municipal Fund

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007		October 31, 2006

From operations:

Net investment income	$11,402,492	$11,855,502	$2,200,269		$1,083,007
Net realized gain (loss) from investment and swap transactions	(2,043,616)	(4,727,996)	(622,299)		(14,432)
Net change in unrealized gain (loss) on investments and swaps	870,879	4,795,343	(835,751)		588,538

Net increase (decrease) in net assets resulting from operations	10,229,755	11,922,849	742,219		1,657,113

Distributions to shareholders:

From net investment income
Class A Shares	(3,830,827)	(3,595,036)	(1,638,625)		(985,745)
Class B Shares	(36,203)	(53,844)	—		—
Class C Shares	(131,911)	(169,842)	(10,141)		(3,579)
Institutional Shares	(7,175,212)	(8,742,156)	(517,936)		(212,917)
Service Shares	(1,537)	(1,612)	—		—
From net realized gains
Class A Shares	—	—	—		—
Class B Shares	—	—	—		—
Class C Shares	—	—	—		—
Institutional Shares	—	—	—		—

Total distributions to shareholders	(11,175,690)	(12,562,490)	(2,166,702)		(1,202,241)

From share transactions:

Proceeds from sales of shares	305,496,597	151,468,318	64,380,354		68,788,152
Proceeds received in connection with merger	—	—	—		—
Reinvestment of dividends and distributions	8,028,449	10,138,168	1,514,183		779,013
Cost of shares repurchased	(299,543,782)	(301,513,407)	(37,537,981	) (a)	(24,122,912	) (b)

Net increase (decrease) in net assets resulting from share transactions	13,981,264	(139,906,921)	28,356,556		45,444,253

TOTAL INCREASE (DECREASE)	13,035,329	(140,546,562)	26,932,073		45,899,125

Net assets:

Beginning of year	327,240,160	467,786,722	45,899,125		—

End of year	$340,275,489	$327,240,160	$72,831,198		$45,899,125

Accumulated undistributed (distributions in excess of) net investment income	$126,251	$(101,618)	$7,140		$(26,122)

(a)	Net of $1,084, $16, $38,952, and $709,373 in redemption fees remitted to the California AMT-Free Municipal, New York AMT-Free Municipal, Municipal Income and High Yield Municipal Funds, respectively.
(b)	Net of $10,116, $413 and $43,136 in redemption fees remitted to the California AMT-Free Municipal, New York AMT-Free Municipal and Municipal Income Funds, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

New York
AMT-Free Municipal Fund				Municipal Income Fund				High Yield Municipal Fund

For the		For the		For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
October 31, 2007		October 31, 2006		October 31, 2007		October 31, 2006		October 31, 2007		October 31, 2006

$764,603		$366,397		$24,401,424		$17,272,260		$369,573,428		$285,516,234
(32,608)		(84)		(3,160,650)		1,537,620		(7,261,600)		53,286,546
(92,348)		193,332		(19,710,879)		5,102,457		(543,529,700)		191,064,491

639,647		559,645		1,529,895		23,912,337		(181,217,872)		529,867,271

(481,150)		(174,662)		(13,708,484)		(10,682,877)		(173,602,770)		(130,090,493)
—		—		(374,169)		(433,826)		(2,134,828)		(2,024,010)
(1,366)		(248)		(385,092)		(293,853)		(7,237,009)		(4,475,183)
(282,087)		(227,272)		(9,822,051)		(6,088,971)		(182,296,104)		(146,542,046)
—		—		(25,145)		(21,433)		—		—
—		—		—		—		(11,695,446)		—
—		—		—		—		(185,512)		—
—		—		—		—		(519,359)		—
—		—		—		—		(11,717,321)		—

(764,603)		(402,182)		(24,314,941)		(17,520,960)		(389,388,349)		(283,131,732)

24,364,078		22,144,410		397,787,564		226,750,766		3,727,033,452		3,360,851,644
—		—		37,404,184		—		—		—
541,856		308,945		14,654,684		11,138,564		277,907,191		219,539,252
(20,079,263	)(a)	(1,177,918	)(b)	(205,063,883	)(a)	(158,200,016	)(b)	(2,729,405,893	)(a)	(1,497,415,212)

4,826,671		21,275,437		244,782,549		79,689,314		1,275,534,750		2,082,975,684

4,701,715		21,432,900		221,997,503		86,080,691		704,928,529		2,329,711,223

21,432,900		—		476,486,688		390,405,997		7,271,395,142		4,941,683,919

$26,134,615		$21,432,900		$698,484,191		$476,486,688		$7,976,323,671		$7,271,395,142

$(11,115)		$(14,394)		$(172,484)		$(234,317)		$11,414,234		$6,781,194

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Statements of Changes in Net Assets

	Tennessee Municipal Fund

		For the
	For the	Period from	For the
	Year Ended	July 1, 2006 to	Year Ended
	October 31, 2007	October 31, 2006*	June 30, 2006
From operations:

Net investment income	$3,292,976	$1,217,843	$4,040,246
Net realized gain (loss) from investment transactions	84,918	(128,972)	395,802
Net change in unrealized gain (loss) on investments	(1,457,947)	2,293,237	(4,713,166)

Net increase (decrease) in net assets resulting from operations	1,919,947	3,382,108	(277,118)

Distributions to shareholders:

From net investment income
Class A Shares	(390,710)	(138,717)	(298,501)
Class B Shares-Predecessor Fund	—	—	(77,592)
Class C Shares-Predecessor Fund	—	—	(126,321)
Class C Shares	(304)	(96)	(20)
Institutional Shares	(2,906,270)	(1,079,984)	(3,565,489)
From net realized gains
Class A Shares	—	—	(155,180)
Class B Shares-Predecessor Fund	—	—	(53,364)
Class C Shares-Predecessor Fund	—	—	(82,720)
Institutional Shares	—	—	(1,866,904)

Total distributions to shareholders	(3,297,284)	(1,218,797)	(6,226,091)

From share transactions:

Proceeds from sales of shares	12,954,474	3,830,448	12,077,262
Reinvestment of dividends and distributions	448,702	159,034	867,306
Cost of shares repurchased	(29,550,898)	(7,844,114)	(35,902,630)

Net decrease in net assets resulting from share transactions	(16,147,722)	(3,854,632)	(22,958,062)

NET DECREASE	(17,525,059)	(1,691,321)	(29,461,271)

Net assets:

Beginning of period	93,055,181	94,746,502	124,207,773

End of period	$75,530,122	$93,055,181	$94,746,502

Distributions in excess of net investment income	$(190,482)	$(186,174)	$(185,220)

*	The Tennessee Municipal Fund changed its fiscal year end from June 30 to October 31.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements
October 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free”), the Goldman Sachs California AMT-Free Municipal Fund (“California Municipal”), the Goldman Sachs New York AMT-Free Municipal Fund (“New York Municipal”), the Goldman Sachs Municipal Income Fund (“Municipal Income”), the Goldman Sachs High Yield Municipal Fund (“High Yield Municipal”) and the Goldman Sachs Tennessee Municipal Fund (“Tennessee Municipal”) (collectively, the “Funds” or individually a “Fund”). Short Duration Tax-Free and Municipal Income are diversified portfolios offering five classes of shares — Class A, Class B, Class C, Institutional and Service. California Municipal, New York Municipal and Tennessee Municipal are non-diversified portfolios offering three classes of shares — Class A, Class C and Institutional. High Yield Municipal is a non-diversified portfolio offering four classes of shares — Class A, Class B, Class C and Institutional. Class A shares of the Short Duration Tax-Free Fund are sold with a front-end sales charge of up to 2.00%. Class A shares of the remaining Funds are sold with a front-end sales charge of 4.50%. Class B shares of Short Duration Tax-Free, Municipal Income and High Yield Municipal are sold with contingent deferred sales charges that decline from 2.00% to zero, 5.00% to zero, and 5.00% to zero, respectively, depending upon the period of time that shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained.
     California Municipal, New York Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less (60 calendar days or less for High Yield Municipal). For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds as a reduction in share redemptions and are reflected on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro rata basis.
     The High Yield Municipal Fund is generally closed to new investors. Current shareholders of the Fund, members of the portfolio management teams and Trustees and officers of the Trust, however, may continue to make purchases and dividend reinvestments currently. The Fund may resume sales to new investors from time to time in the future. The Investment Adviser also reserves the right to close the Fund to additional purchases by existing Fund shareholders in its discretion.
     Prior to October 31, 2006, Tennessee Municipal changed its fiscal year end from June 30 to October 31. Accordingly, the Statement of Changes in Net Assets and Financial Highlights include the period from July 1, 2006 to October 31, 2006.
     Effective June 1, 2007, the California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal Fund’s names were changed to California AMT-Free Municipal and New York AMT-Free Municipal, respectively. The financial statements reflect this name change.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable funds, quotations from bond dealers or by reference to other securities that are considered comparably in such characteristics as rating, interest rate and maturity date to determine current value. Short-term debt obligations maturing in sixty days or less

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
are valued at amortized cost, which approximates market value. In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees related to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.
E. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Interest rate swaps, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds may be required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
F. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are only recorded as a realized gain or loss on termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss in the Statements of Operations. Gain or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses from swap contracts on the Statements of Operations.
G. Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may enter into transactions in which they transfer fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The inverse floating rate securities issued in connection with the trusts give the Funds the right (1) to cause the holders of the floating rate notes to be tendered at par and (2) to transfer the fixed rate bond from the trusts to the Funds, thereby collapsing the trusts. The Funds account for these transactions as secured borrowings, with the fixed rate bonds remaining in the Funds’ investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate notes issued” in the Statements of Assets and Liabilities. The notes issued by the trusts have interest rates that generally reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the floating rate notes, are reflected as interest expense and fees of the Funds and are included in the Statements of Operations.
     Information regarding the Fund’s outstanding floating rate notes as of October 31, 2007 is as set forth below:

			Collateral for
	Floating Rate Notes	Range of	Floating Rate
Fund	Outstanding	Interest Rates	Notes Outstanding

Municipal Income	$4,810,000	3.45% to 3.52%	$8,394,855

High Yield Municipal	$66,525,000	3.45% to 3.59%	$114,852,176

     For the year ended October 31, 2007, the Municipal Income and High Yield Municipal Funds had average daily liabilities from the participation in inverse floater programs of $9,428,973 and $175,339,301, respectively, and recorded interest expense at an average rate of 3.87% and 4.08%, respectively.
H. Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floaters is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
3. AGREEMENTS
A. Management Agreement — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as an investment adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds. Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS (continued)
     For the year ended October 31, 2007, GSAM received a Management fee at the following rates:

	Contractual Management Rate
					Effective Net
	Up to	Next	Over		Management Rate
Fund	$1 billion	$1 billion	$2 billion	Effective Rate	(after waiver)

Short Duration Tax-Free	0.40%	0.36%	0.34%	0.40%	0.35%*

California Municipal	0.45	0.41	0.39	0.45	0.45

New York Municipal	0.45	0.41	0.39	0.45	0.45

Municipal Income	0.55	0.50	0.48	0.55	0.50 *

High Yield Municipal	0.55	0.55	0.50	0.51	0.51

Tennessee Municipal	0.45	0.41	0.39	0.45	0.45

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.35% and 0.50% as an annual percentage rate of average net assets of Short Duration Tax-Free and Municipal Income, respectively for the year ended October 31, 2007.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     For the year ended October 31, 2007, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. For the year ended October 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End
	Sales	Contingent Deferred
	Load	Sales Charge

Fund	Class A	Class B	Class C

Short-Duration Tax-Free	$1,300	$—	$—

California Municipal	8,700	N/A	—

New York Municipal	1,400	N/A	—

Municipal Income	110,900	—	—

High Yield Municipal	788,600	—	—

Tennessee Municipal	1,600	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual percentage rate of average daily net assets as follows: 0.13% for Class A, Class B and Class C Shares and 0.04% for Institutional and Service Shares. Prior to July 2, 2007, the annual percentage rate of average daily net assets was 0.16% for Class A, Class B and Class C Shares.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Short Duration Tax-Free and Municipal Income Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended October 31, 2007, the Other Expense limitations for Short Duration Tax-Free, California Municipal, New York Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal as an annual percentage rate of average daily net assets were 0.004%, 0.044%, 0.044%, 0.004%, 0.004% and 0.044%, respectively.
     For the year ended October 31, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the fiscal year ended October 31, 2007, these expense reductions were as follows (in thousands):

	Fee Waivers		Expense Credits

		Class B
		Distribution and		Transfer	Other Expense	Total Expense
Fund	Management Fee	Service Fee	Custody Fee	Agent Fee	Reimbursement	Reductions

Short Duration Tax-Free	$164	$2	$13	$6	$267	$452

California Municipal	—		2	2	176	180

New York Municipal	—		1	1	181	183

Municipal Income	301		10	18	347	676

High Yield Municipal	—		60	211	1,067	1,338

Tennessee Municipal	—		3	—	221	224

     As of October 31, 2007, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fee	Service Fees	Agent Fees	Total

Short Duration Tax-Free	$101	$33	$22	$156

California Municipal	29	13	7	49

New York Municipal	10	4	2	16

Municipal Income	296	103	54	453

High Yield Municipal	3,476	1,072	598	5,146

Tennessee Municipal	29	2	4	35

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2007, were as follows (in thousands):

		Sales and
Fund	Purchases	Maturities

Short Duration Tax-Free	$179,704	$164,186

California Municipal	74,920	45,423

New York Municipal	21,577	17,142

Municipal Income	422,307	183,646

High Yield Municipal	5,759,453	4,527,585

Tennessee Municipal	19,212	35,962

5. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the facility, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended October 31, 2007, the Funds did not have any borrowings under the facility.
     The High Yield Municipal Fund also entered into a $150,000,000 uncommitted revolving line of credit facility effective January 4, 2007. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of its total bank borrowings. The facility is to be used for short term leverage purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. During the year ended October 31, 2007, the Fund did not have any borrowings under the facility.
6. PORTFOLIO CONCENTRATIONS
As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of these Funds’ investments more than if their investments were not so concentrated.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

	Short
	Duration	California	New York	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal

Distributions paid from:
Ordinary income	$4,288	$—	$3,279	$568	$1,541,863	$1,705
Tax-exempt income	11,171,402	2,166,702	761,324	24,314,373	363,728,848	3,295,579
Net long-term capital gains	—	—	—	—	24,117,638	—

Total distributions	$11,175,690	$2,166,702	$764,603	$24,314,941	$389,388,349	$3,297,284

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

	Short
	Duration	California	New York	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal

Distributions paid from:
Ordinary income	$560,661	$80,748	$19,377	$63,385	$2,470,605	$686
Tax-exempt income	12,001,829	1,121,493	382,805	17,457,575	280,661,127	1,218,111

Total distributions	$12,562,490	$1,202,241	$402,182	$17,520,960	$283,131,732	$1,218,797

As of October 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Short
	Duration	California	New York	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal

Undistributed tax-exempt income — net	$215,161	$55,904	$—	$306,161	$6,017,156	$40,895

Total undistributed earnings	$215,161	$55,904	$—	$306,161	$6,017,156	$40,895
Capital loss carryforward:[1]
Expiring 2008	(1,858,014)	—	—	(2,931,941)	—	—
Expiring 2011	—	—	—	(872,080)	—	—
Expiring 2012	(2,563,121)	—	—	(873,613)	—	—
Expiring 2013	(3,111,685)	—	—	—	—	—
Expiring 2014	(4,730,013)	(14,645)	(209)	—	—	(44,054)
Expiring 2015	(2,044,683)	(621,994)	(31,847)	(3,036,076)	(2,478,411)	—

Total capital loss carryforward[2]	$(14,307,516)	$(636,639)	$(32,056)	$(7,713,710)	$(2,478,411)	$(44,054)
Timing differences (dividends payable)	(173,207)	(50,476)	(11,115)	(832,997)	(7,238,711)	(232,875)
Unrealized gains (losses) — net	1,417,603	(245,613)	100,984	5,735,302	(165,182,881)	1,048,982

Total accumulated earnings (losses) — net	$(12,847,959)	$(876,824)	$57,813	$(2,505,244)	$(168,882,847)	$812,948

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code. The Short Duration Tax-Free Fund had expired capital losses of $183,057 in the current fiscal year.

[2]	The Tennessee Municipal Fund utilized $84,918 of its capital losses in the current fiscal year.
At October 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Short
	Duration	California	New York	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal

Tax Cost	$334,287,050	$73,457,108	$25,580,155	$698,306,822	$8,078,668,285	$73,193,878

Gross unrealized gain	2,181,499	360,775	164,548	18,275,986	199,102,976	1,479,113
Gross unrealized loss	(763,896)	(606,388)	(63,564)	(12,008,248)	(352,007,774)	(430,131)

Net unrealized security gain (loss)	1,417,603	(245,613)	100,984	6,267,738	(152,904,798)	1,048,982

Net unrealized loss on other investments	—	—	—	(532,436)	(12,278,083)	—

Net unrealized gain (loss)	$1,417,603	$(245,613)	$100,984	$5,735,302	$(165,182,881)	$1,048,982

     The difference between book-basis unrealized gains (losses) is attributable primarily to wash sales, accretion of market discount, amortization of premium and the difference in tax treatment of partnership investments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
7. TAX INFORMATION (continued)
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of certain bonds, swap reclasses, expired capital loss carryforwards and taxable overdistributions.

			Accumulated
			Undistributed
			(Distributions
		Accumulated	in
		Net	excess of)
	Paid-in-	Realized	Net Investment
Fund	Capital	Gain (Loss)	Income

Short Duration Tax-Free	$(183,057)	$181,990	$1,067

California Municipal	—	305	(305)

New York Municipal	(4,040)	761	3,279

Municipal Income	2,425	22,225	(24,650)

High Yield Municipal	—	(330,323)	330,323

8. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”) by Tennessee Municipal. The acquisition was completed on June 5, 2006 as of the close of business on June 2, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Predecessor Fund’s (“Acquired Fund”) Class A, Class B, Class C and Institutional Class were transferred into Tennessee Municipal Fund’s (“Survivor Fund”) Class A, Class A, Class A and Institutional Class, respectively, in a tax free exchange as follows:

			Predecessor
			Fund’s
	Exchanged Shares	Value of	Shares
	of	Exchanged	Outstanding
Survivor/Acquired Fund	Survivor Issued	Shares	as of June 2, 2006

Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class A	745,171	$7,451,728	755,622

Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class B	242,584	2,425,841	246,420

Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class C	339,048	3,390,499	344,183

Tennessee Municipal Institutional Class/First Funds Tennessee Tax-Free Portfolio Class I	8,598,695	85,987,052	8,736,646

     On the date of the exchange, Tennessee Municipal, the Survivor Fund, created Class C Shares.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Tennessee Municipal Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition). The Predecessor Fund had no unrealized appreciation.

Tennessee
	Tennessee	Predecessor	Municipal
	Municipal	Fund’s	Aggregate Net
	Aggregate Net	Aggregate Net	Assets Immediately
	Assets Before	Assets Before	After
Fund	Reorganization	Reorganization	Reorganization

Tennessee Municipal/First Funds Tennessee Tax-Free Portfolio	$—	$99,255,120	$99,255,120

     At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Signal Tax-Exempt Income Fund by Municipal Income Fund. The acquisition was completed on April 30, 2007 as of the close of business on April 27, 2007.
     Pursuant to the Agreement, the assets and liabilities of the Signal Tax-Exempt Income Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax free exchange as follows:

			Acquired Fund’s
			Shares
	Exchanged Shares		Outstanding
	of	Value of	as of April 27,
Survivor/Acquired Fund	Survivor Issued	Exchanged Shares	2007

Municipal Income Class A/Signal Tax-Exempt Income Fund Class A	4,026	$63,209	6,491

Municipal Income Institutional Class/Signal Tax-Exempt Income Fund Institutional Class	1,166,611	18,315,915	1,880,414

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the as well as the Acquired Fund’s unrealized appreciation.

Survivor
Fund’s
	Survivor	Acquired	Aggregate Net
	Fund’s	Fund’s	Assets	Acquired
	Aggregate Net	Aggregate Net	Immediately	Fund’s
	Assets Before	Assets Before	After	Unrealized
Fund	Acquisition	Acquisition	Acquisition	Appreciation

Municipal Income/Signal Tax-Exempt Income Fund	$589,495,588	$18,379,124	$607,874,712	$169,425

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Tax Exempt Income Fund by the Municipal Income Fund. The acquisition was completed on June 25, 2007 as of the close of business on June 22, 2007.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
8. OTHER MATTERS (continued)
     Pursuant to Agreement, the assets and liabilities of the AXA Enterprise Tax Exempt Income Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares
	of	Exchanged	Outstanding
Survivor/Acquired Fund	Survivor Issued	Shares	as of June 22, 2007

Municipal Income Class A/AXA Enterprise Tax Exempt Income Class A	925,627	$14,236,095	1,081,871

Municipal Income Class B/AXA Enterprise Tax Exempt Income Class B	159,566	2,454,129	199,466

Municipal Income Class C/AXA Enterprise Tax Exempt Income Class C	148,717	2,287,262	173,117

Municipal Income Institutional Class/AXA Enterprise Tax Exempt Income Class Y	3,095	47,574	3,603

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor	Acquired	Survivor Fund’s
	Fund’s	Fund’s	Aggregate Net	Acquired
	Aggregate Net	Aggregate Net	Assets	Fund’s
	Assets before	Assets before	immediately	Unrealized
Fund	acquisition	acquisition	after acquisition	Appreciation

Municipal Income/AXA Enterprise Tax Exempt Income Fund	$616,543,145	$19,025,060	$635,568,205	$593,751

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
     Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their April 30, 2008 semiannual reports. GSAM does not expect Fin 48 to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the assessment regarding Fin 48 may be subject to review and adjustment.
     On September 15, 2006, FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On December 14, 2006, the Board of Trustees of the Trust, upon recommendation of the Board’s audit committee, determined not to retain Ernst & Young LLP and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP. For the years ended October 31, 2006 and October 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles and practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.
10. SUBSEQUENT EVENT
On December 13, 2007, the Board of Trustees of the Trust approved a change of the Funds’ fiscal year end from October 31 to March 31, for fiscal year 2008.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Short Duration Tax-Free

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	$13,046,974	$132,449,724	9,342,444	$94,960,657
Reinvestment of dividends and distributions	295,309	2,998,125	296,799	3,016,663
Shares converted from Class B(a)	12,532	127,461	4,889	49,548
Shares repurchased	(12,485,774)	(126,843,465)	(12,485,868)	(126,937,722)

	869,041	8,731,845	(2,841,736)	(28,910,854)

Class B Shares
Shares sold	600	6,132	1,113	11,306
Reinvestment of dividends and distributions	2,291	23,244	3,558	36,121
Shares converted to Class A(a)	(12,533)	(127,461)	(4,891)	(49,548)
Shares repurchased	(78,001)	(791,780)	(71,263)	(724,106)

	(87,643)	(889,865)	(71,483)	(726,227)

Class C Shares
Shares sold	124,812	1,266,340	69,749	708,961
Reinvestment of dividends and distributions	5,500	55,837	8,522	86,611
Shares repurchased	(300,160)	(3,047,060)	(386,577)	(3,929,059)

	(169,848)	(1,724,883)	(308,306)	(3,133,487)

Institutional Shares
Shares sold	16,920,613	171,774,271	5,491,125	55,787,394
Reinvestment of dividends and distributions	487,846	4,949,844	689,052	6,997,162
Shares repurchased	(16,626,553)	(168,853,659)	(16,751,335)	(169,922,377)

	781,906	7,870,456	(10,571,158)	(107,137,821)

Service Shares
Shares sold	12	130	—	—
Reinvestment of dividends and distributions	138	1,399	159	1,611
Shares repurchased	(767)	(7,818)	(14)	(143)

	(617)	(6,289)	145	1,468

NET INCREASE (DECREASE)	1,392,839	$13,981,264	(13,792,538)	$(139,906,921)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

California AMT-Free Municipal

For the Year Ended		For the Year Ended
October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars

3,707,075	$37,047,995	5,503,512	$55,012,040
116,055	1,157,370	67,542	675,711
—	—	—	—
(1,868,444)	(18,665,932)	(1,594,088)	(15,958,289)

1,954,686	19,539,433	3,976,966	39,729,462

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

34,325	342,066	33,553	335,255
606	6,042	163	1,634
(21,534)	(214,973)	(477)	(4,781)

13,397	133,135	33,239	332,108

2,703,329	26,990,293	1,343,110	13,440,857
35,312	350,771	10,168	101,668
(1,887,429)	(18,657,076)	(815,692)	(8,159,842)

851,212	8,683,988	537,586	5,382,683

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

2,819,295	$28,356,556	4,547,791	$45,444,253

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS (continued)

	New York AMT-Free Municipal

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,642,853	$16,421,231	1,414,277	$14,086,682
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	31,781	316,592	9,737	97,365
Shares converted from Class B(a)	—	—	—	—
Shares repurchased	(1,230,145)	(12,270,408)	(103,316)	(1,027,908)

	444,489	4,467,415	1,320,698	13,156,139

Class B Shares
Shares sold	—	—	—	—
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	17,915	178,182	1,007	10,075
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	26	263	25	247
Shares repurchased	(3,067)	(30,705)	—	—

	14,874	147,740	1,032	10,322

Institutional Shares
Shares sold	777,566	7,764,665	805,359	8,047,653
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	22,551	225,001	21,151	211,333
Shares repurchased	(780,109)	(7,778,150)	(14,971)	(150,010)

	20,008	211,516	811,539	8,108,976

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

NET INCREASE	479,371	$4,826,671	2,133,269	$21,275,437

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income

For the Year Ended		For the Year Ended
October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars

11,855,031	$184,160,849	9,285,981	$144,944,810
929,653	14,299,304	—	—
701,858	10,920,786	596,318	9,315,180
53,840	842,957	21,778	337,537
(7,610,386)	(117,844,449)	(6,182,028)	(96,427,542)

5,929,996	92,379,447	3,722,409	58,169,985

121,843	1,893,886	150,248	2,347,744
159,566	2,454,129	—	—
14,445	224,746	19,369	302,561
(53,830)	(842,957)	(21,778)	(337,537)
(180,641)	(2,803,860)	(291,854)	(4,555,679)

61,383	925,944	(144,015)	(2,242,911)

472,428	7,348,542	214,423	3,350,113
148,717	2,287,262	—	—
16,716	260,013	14,472	226,111
(286,128)	(4,456,268)	(115,386)	(1,804,352)

351,733	5,439,549	113,509	1,771,872

13,154,113	204,384,170	4,846,011	75,660,332
1,169,706	18,363,489	—	—
209,629	3,248,570	82,796	1,294,092
(5,172,037)	(79,916,969)	(3,537,720)	(55,308,092)

9,361,411	146,079,260	1,391,087	21,646,332

4	117	28,700	447,767
37	569	39	620
(2,746)	(42,337)	(6,621)	(104,351)

(2,705)	(41,651)	22,118	344,036

15,701,818	$244,782,549	5,105,108	$79,689,314

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	170,155,796	$1,921,378,491	156,128,388	$1,768,571,244
Reinvestment of dividends and distributions	11,736,241	133,244,392	8,763,651	99,361,542
Shares converted from Class B(a)	582	6,321	6,357	73,994
Shares repurchased	(120,744,546)	(1,358,995,709)	(60,291,265)	(681,628,363)

	61,148,073	695,633,495	104,607,131	1,186,378,417

Class B Shares
Shares sold	822,231	9,398,485	966,930	10,983,773
Reinvestment of dividends and distributions	132,270	1,502,235	117,151	1,327,356
Shares converted to Class A(a)	(582)	(6,321)	(6,533)	(73,994)
Shares repurchased	(1,004,549)	(11,305,637)	(512,502)	(5,793,915)

	(50,630)	(411,238)	565,046	6,443,220

Class C Shares
Shares sold	7,940,134	90,725,570	7,106,596	80,720,654
Reinvestment of dividends and distributions	406,991	4,611,293	239,417	2,715,334
Shares repurchased	(3,614,481)	(40,116,624)	(1,379,034)	(15,592,128)

	4,732,644	55,220,239	5,966,979	67,843,860

Institutional Shares
Shares sold	150,813,319	1,705,530,906	132,533,384	1,500,575,973
Reinvestment of dividends and distributions	12,192,854	138,549,271	10,244,565	116,135,020
Shares repurchased	(117,171,382)	(1,318,987,923)	(70,489,809)	(794,400,806)

	45,834,791	525,092,254	72,288,140	822,310,187

NET INCREASE	111,664,878	$1,275,534,750	183,427,296	$2,082,975,684

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

	Tennessee Municipal

			For the Period from
	For the Year Ended		July 1, 2006 to		For the Year Ended
	October 31, 2007		October 31, 2006(a)		June 30, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	269,501	$2,688,721	88,667	$891,379	83,132	$835,342
Impact on shares converted during reorganization	—	—	—	—	571,182	—
Reinvestment of dividends and distributions	27,580	276,467	9,681	97,516	28,951	290,072
Shares repurchased	(388,100)	(3,895,563)	(167,655)	(1,682,789)	(340,203)	(3,405,495)

	(91,019)	(930,375)	(69,307)	(693,894)	(343,062)	(2,280,081)

Class B Shares-Predecessor Fund
Shares sold	—	—	—	—	10,616	108,841
Impact on shares converted during reorganization	—	—	—	—	(246,420)	—
Reinvestment of dividends and distributions	—	—	—	—	7,755	77,574
Shares repurchased	—	—	—	—	(55,365)	(557,002)

	—	—	—	—	(283,414)	(370,587)

Class C Shares-Predecessor Fund
Shares sold	—	—	—	—	21,311	215,730
Impact on shares converted during reorganization	—	—	—	—	(344,183)	—
Reinvestment of dividends and distributions	—	—	—	—	16,822	168,633
Shares repurchased	—	—	—	—	(149,740)	(1,503,861)

	—	—	—	—	(455,790)	(1,119,498)

Class C Shares(b)
Shares sold	5	50	—	—	1,006	10,060
Reinvestment of dividends and distributions	30	303	9	96	2	20
Shares repurchased	(5)	(51)	—	—	(1)	(10)

	30	302	9	96	1,007	10,070

Institutional Shares/Class I Predecessor Fund
Shares sold	1,021,742	10,265,703	292,763	2,939,069	1,090,335	10,907,289
Impact on shares converted during reorganization	—	—	—	—	(137,951)	—
Reinvestments of dividends and distributions	17,140	171,932	6,098	61,422	33,108	331,007
Shares repurchased	(2,558,510)	(25,655,284)	(613,742)	(6,161,325)	(3,027,007)	(30,436,262)

	(1,519,628)	(15,217,649)	(314,881)	(3,160,834)	(2,041,515)	(19,197,966)

NET DECREASE	(1,610,617)	$(16,147,722)	(384,179)	$(3,854,632)	(2,436,650)	$(22,958,062)

(a)	The Tennessee Municipal Fund changed its fiscal year end from June 30 to October 31.
(b)	Commenced operations on June 5, 2006.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
					to
	Net asset		Net realized		shareholders
	value,	Net	and	Total from	From net	Net asset
	beginning	investment	unrealized	investment	investment	value, end	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	of year	return(b)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$10.20	$0.33	(0.04)	$0.29	(0.33)	$10.16	2.86%
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)	10.15	2.25
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)	10.16	2.10
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)	10.16	3.34
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)	10.15	2.72

2006 - A	10.20	0.29	0.02	0.31	(0.31)	10.20	3.09
2006 - B	10.19	0.23	0.02	0.25	(0.25)	10.19	2.48
2006 - C	10.20	0.21	0.02	0.23	(0.23)	10.20	2.33
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)	10.19	3.48
2006 - Service	10.19	0.28	0.02	0.30	(0.30)	10.19	2.96

2005 - A	10.39	0.24	(0.18)	0.06	(0.25)	10.20	0.56
2005 - B	10.38	0.18	(0.18)	(0.00)	(0.19)	10.19	(0.04)
2005 - C	10.39	0.16	(0.18)	(0.02)	(0.17)	10.20	(0.19)
2005 - Institutional	10.39	0.28	(0.19)	0.09	(0.29)	10.19	0.86
2005 - Service	10.38	0.23	(0.18)	0.05	(0.24)	10.19	0.45

2004 - A	10.45	0.19	(0.06)	0.13	(0.19)	10.39	1.25
2004 - B	10.44	0.12	(0.05)	0.07	(0.13)	10.38	0.64
2004 - C	10.45	0.11	(0.06)	0.05	(0.11)	10.39	0.49
2004 - Institutional	10.44	0.23	(0.05)	0.18	(0.23)	10.39	1.75
2004 - Service	10.44	0.17	(0.05)	0.12	(0.18)	10.38	1.15

2003 - A	10.36	0.17	0.10	0.27	(0.18)	10.45	2.62
2003 - B	10.35	0.11	0.10	0.21	(0.12)	10.44	2.01
2003 - C	10.36	0.10	0.09	0.19	(0.10)	10.45	1.86
2003 - Institutional	10.36	0.21	0.09	0.30	(0.22)	10.44	2.93
2003 - Service	10.34	0.15	0.12	0.27	(0.17)	10.44	2.62

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

			Ratios assuming no
			expense reductions

		Ratio of net	Ratio of	Ratio of net
Net assets	Ratio of net	investment	total	investment
at end of	expenses to	income to	expenses	income to	Portfolio
year	average net	average net	to average	average net	turnover
(in 000s)	assets	assets	net assets	assets	rate

$126,888	0.75%	3.27%	0.89%	3.13%	52%
988	1.35	2.67	1.64	2.40	52
4,549	1.50	2.54	1.64	2.40	52
207,801	0.39	3.66	0.53	3.52	52
50	0.89	3.14	1.03	3.00	52

118,460	0.76	2.85	0.91	2.70	55
1,884	1.36	2.25	1.66	1.95	55
6,297	1.51	2.10	1.66	1.95	55
200,543	0.39	3.23	0.54	3.07	55
56	0.89	2.74	1.04	2.58	55

147,425	0.78	2.37	0.91	2.24	46
2,612	1.38	1.77	1.66	1.49	46
9,440	1.53	1.61	1.66	1.48	46
308,255	0.39	2.77	0.52	2.64	46
55	0.89	2.27	1.02	2.14	46

188,487	0.79	1.80	0.90	1.69	37
4,619	1.39	1.20	1.65	0.94	37
18,283	1.54	1.04	1.65	0.93	37
409,228	0.39	2.20	0.50	2.09	37
55	0.89	1.70	1.00	1.59	37

204,838	0.80	1.66	0.92	1.54	43
6,536	1.40	1.09	1.67	0.82	43
30,057	1.55	0.94	1.67	0.82	43
438,884	0.40	1.99	0.52	1.87	43
74	0.90	1.45	1.02	1.33	43

The accompanying notes are an integral part of these financial statements. 127

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net	Net asset
	beginning	investment	and unrealized	investment	investment	value, end	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	of year	return(b)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$10.09	$0.33	$(0.22)	$0.11	$(0.32)	$9.88	1.16%
2007 - C	10.10	0.25	(0.21)	0.04	(0.25)	9.89	0.40
2007 - Institutional	10.10	0.38	(0.23)	0.15	(0.36)	9.89	1.53

2006 - A (commenced November 1, 2005)	10.00	0.31	0.12	0.43	(0.34)	10.09	4.34
2006 - C (commenced November 1, 2005)	10.00	0.23	0.13	0.36	(0.26)	10.10	3.66
2006 - Institutional (commenced November 1, 2005)	10.00	0.34	0.13	0.47	(0.37)	10.10	4.84

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.04% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

					Ratios assuming no
					expense reductions

			Ratio of net				Ratio of net
Net assets	Ratio of net		investment		Ration of		investment
at end of	expenses to		income		total expenses		income		Portfolio
year	average net		to average		to average		to average		turnover
(in 000s)	assets		net assets		net assets		net assets		rate

$58,632	0.92	%(c)	3.28	%(c)	1.20	%(c)	3.00	%(c)	73%
461	1.67	(c)	2.55	(c)	1.95	(c)	2.27	(c)	73
13,738	0.56	(c)	3.79	(c)	0.84	(c)	3.51	(c)	73

$40,135	0.86		3.09		1.64		2.31		45
336	1.60		2.33		2.29		1.64		45
5,428	0.49		3.37		1.77		2.09		45

The accompanying notes are an integral part of these financial statements. 129

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net	Net asset
	beginning	investment		and unrealized	investment	investment	value, end	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	of year	return(b)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$10.05	$0.30	(c)	$(0.05)	$0.25	$(0.30)	$10.00	2.56%
2007 - C	10.05	0.24	(c)	(0.06)	0.18	(0.23)	10.00	1.78
2007 - Institutional	10.05	0.33	(c)	(0.04)	0.29	(0.34)	10.00	2.93

2006 - A (commenced November 1, 2005)	10.00	0.28		0.09	0.37	(0.32)	10.05	3.74
2006 - C (commenced November 1, 2005)	10.00	0.21		0.08	0.29	(0.24)	10.05	2.98
2006 - Institutional (commenced November 1, 2005)	10.00	0.32		0.08	0.40	(0.35)	10.05	4.12

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.10% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

					Ratios assuming no
					expense reductions

			Ratio of net				Ratio of net
Net assets	Ratio of net		investment		Ratio of		investment
at end of	expenses		income to		total expenses		income to		Portfolio
year	to average		average net		to average		average net		turnover
(in 000s)	net assets		assets		net assets		assets		rate

$17,656	0.98	%(c)	3.03	%(c)	1.73	%(c)	2.28	%(c)	73%
159	1.73	(c)	2.45	(c)	2.48	(c)	1.70	(c)	73
8,320	0.62	(c)	3.34	(c)	1.37	(c)	2.61	(c)	73

13,268	0.83		2.90		2.81		0.92		10
10	1.55		2.15		4.75		(1.04)		10
8,155	0.46		3.26		3.45		0.27		10

The accompanying notes are an integral part of these financial statements. 131

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
					to
	Net asset		Net realized		shareholders
	value,	Net	and	Total from	from net	Net asset
	beginning	investment	unrealized	investment	investment	value, end	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	of year	return(b)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$15.80	$0.62	($0.57)	$0.05	(0.62)	$15.23	0.31%
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)	15.24	(0.43)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)	15.24	(0.43)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)	15.23	0.67
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)	15.32	0.13

2006 - A	15.59	0.63	0.22	0.85	(0.64)	15.80	5.59
2006 - B	15.59	0.52	0.22	0.74	(0.52)	15.81	4.87
2006 - C	15.60	0.52	0.21	0.73	(0.52)	15.81	4.80
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)	15.80	5.98
2006 - Service	15.68	0.61	0.23	0.84	(0.62)	15.90	5.51

2005 - A	15.68	0.63	(0.08)	0.55	(0.64)	15.59	3.55
2005 - B	15.68	0.51	(0.08)	0.43	(0.52)	15.59	2.78
2005 - C	15.68	0.52	(0.08)	0.44	(0.52)	15.60	2.85
2005 - Institutional	15.67	0.70	(0.08)	0.62	(0.70)	15.59	4.02
2005 - Service	15.76	0.61	(0.07)	0.54	(0.62)	15.68	3.49

2004 - A	15.41	0.65	0.27	0.92	(0.65)	15.68	6.09
2004 - B	15.41	0.54	0.26	0.80	(0.53)	15.68	5.30
2004 - C	15.41	0.54	0.26	0.80	(0.53)	15.68	5.30
2004 - Institutional	15.40	0.72	0.26	0.98	(0.71)	15.67	6.52
2004 - Service	15.49	0.65	0.25	0.90	(0.63)	15.76	5.95

2003 - A	15.29	0.64	0.13	0.77	(0.65)	15.41	5.10
2003 - B	15.29	0.53	0.12	0.65	(0.53)	15.41	4.32
2003 - C	15.30	0.53	0.11	0.64	(0.53)	15.41	4.25
2003 - Institutional	15.29	0.71	0.11	0.82	(0.71)	15.40	5.45
2003 - Service	15.37	0.63	0.12	0.75	(0.63)	15.49	4.97

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

				Ratios assuming no
				expense reductions

				Ratio of
		Ratio of		total expenses
	Ratio of	net expenses		to average	Ratio of
	net expenses	to average	Ratio of net	net assets	total expenses	Ratio of net
Net assets	to average	net assets	investment	including	to average	investment
at end of	net assets	excluding	income	interest	net assets	income	Portfolio
year	including interest	interest	to average	expense and	excluding interest	to average	turnover
(in 000s)	expense and fees	expense and fees	net assets	fees	expense and fees	net assets	rate

$381,697	0.96%	0.90%	3.99%	1.07%	1.01%	3.88%	31%
12,210	1.71	1.65	3.24	1.82	1.76	3.13	31
14,783	1.71	1.65	3.24	1.82	1.76	3.13	31
289,188	0.60	0.54	4.37	0.71	0.65	4.26	31
606	1.10	1.04	3.85	1.21	1.15	3.74	31

302,271	1.00	0.90	4.05	1.16	1.07	3.88	19
11,698	1.75	1.65	3.31	1.92	1.82	3.14	19
9,777	1.75	1.65	3.30	1.91	1.82	3.14	19
152,070	0.63	0.53	4.42	0.79	0.70	4.26	19
671	1.13	1.03	3.90	1.29	1.20	3.74	19

240,123	1.00	0.93	3.99	1.16	1.09	3.83	37
13,783	1.75	1.68	3.25	1.91	1.84	3.09	37
7,873	1.75	1.68	3.24	1.91	1.84	3.08	37
128,311	0.61	0.54	4.37	0.77	0.70	4.21	37
315	1.11	1.04	3.88	1.27	1.20	3.72	37

179,223	1.02	0.94	4.21	1.20	1.12	4.03	27
14,117	1.77	1.69	3.46	1.95	1.87	3.28	27
5,838	1.77	1.69	3.46	1.95	1.87	3.28	27
60,506	0.62	0.54	4.61	0.80	0.72	4.43	27
337	1.12	1.04	4.11	1.30	1.22	3.93	27

160,856	1.00	0.95	4.17	1.18	1.13	3.99	52
15,143	1.75	1.70	3.44	1.93	1.88	3.26	52
4,615	1.75	1.70	3.45	1.93	1.88	3.27	52
57,696	0.60	0.55	4.58	0.78	0.73	4.40	52
283	1.10	1.05	4.11	1.28	1.23	3.93	52

The accompanying notes are an integral part of these financial statements. 133

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset		Net realized			From
	value,	Net	and	Total from	From net	net		Net asset
	beginning	investment	unrealized	investment	investment	realized	Total	value, end	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions	of year	return(b)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$11.57	$0.51	$(0.76)	$(0.25)	$(0.50)	$(0.04)	$(0.54)	$10.78	(2.27)%
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)	10.78	(3.00)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)	10.78	(3.00)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)	10.78	(1.92)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	$(0.52)	11.57	9.05
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)	11.57	8.24
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)	11.57	8.24
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)	11.57	9.45

2005 - A	10.90	0.54	0.21	0.75	(0.54)	—	(0.54)	11.11	6.99
2005 - B	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)	11.11	6.20
2005 - C	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)	11.11	6.20
2005 - Institutional	10.91	0.59	0.19	0.78	(0.58)	—	(0.58)	11.11	7.31

2004 - A	10.66	0.54	0.23	0.77	(0.53)	—	(0.53)	10.90	7.40
2004 - B	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)	10.90	6.60
2004 - C	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)	10.90	6.60
2004 - Institutional	10.66	0.59	0.23	0.82	(0.57)	—	(0.57)	10.91	7.93

2003 - A	10.34	0.54	0.33	0.87	(0.55)	—	(0.55)	10.66	8.59
2003 - B	10.34	0.47	0.32	0.79	(0.47)	—	(0.47)	10.66	7.78
2003 - C	10.34	0.47	0.32	0.79	(0.47)	—	(0.47)	10.66	7.78
2003 - Institutional	10.34	0.59	0.32	0.91	(0.59)	—	(0.59)	10.66	9.02

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

				Ratios assuming no
				expense reductions
	Ratio of	Ratio of
	net	net		Ratio of
	expenses	expenses		total expenses	Ratio of
	to average	to average		to average	total expenses
	net assets	net assets	Ratio of	net assets	to average	Ratio of
Net assets	including	excluding	net investment	including	net assets	net investment
at end of	interest	interest	income	interest	excluding interest	income	Portfolio
year	expense and	expense and	to average	expense and	expense and	to average	turnover
(in 000s)	fees	fees	net assets	fees	fees	net assets	rate

$3,984,269	1.00%	0.91%	4.50%	1.02%	0.93%	4.48%	56%
53,384	1.75	1.66	3.76	1.77	1.68	3.74	56
200,199	1.75	1.66	3.76	1.77	1.68	3.74	56
3,738,472	0.64	0.55	4.86	0.66	0.57	4.84	56

3,569,963	1.07	0.92	4.64	1.11	0.96	4.61	32
57,902	1.82	1.67	3.90	1.86	1.71	3.87	32
160,180	1.82	1.67	3.88	1.85	1.70	3.85	32
3,483,350	0.71	0.56	5.02	0.74	0.59	4.99	32

2,264,580	1.13	0.97	4.78	1.15	0.99	4.76	26
49,299	1.88	1.72	4.05	1.91	1.75	4.02	26
87,466	1.88	1.72	4.03	1.90	1.74	4.01	26
2,540,339	0.74	0.58	5.16	0.76	0.60	5.14	26

1,513,843	1.10	0.99	5.03	1.12	1.01	5.01	31
48,286	1.85	1.74	4.29	1.87	1.76	4.27	31
61,299	1.85	1.74	4.28	1.87	1.76	4.26	31
1,505,390	0.70	0.59	5.44	0.72	0.61	5.42	31

895,711	1.12	1.00	5.21	1.15	1.03	5.18	40
45,620	1.87	1.75	4.50	1.90	1.78	4.47	40
40,624	1.87	1.75	4.48	1.90	1.78	4.45	40
934,382	0.72	0.60	5.64	0.75	0.63	5.61	40

The accompanying notes are an integral part of these financial statements. 135

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset
	value at	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period*	income		gain (loss)	operations	income	gains	distributions

FOR THE YEAR ENDED OCTOBER 31,

2007 - A	$10.14	$0.37	(a)	$(0.16)	$0.21	$(0.37)	$—	$(0.37)
2007 - C	10.14	0.29	(a)	(0.16)	0.13	(0.29)	—	(0.29)
2007 - Institutional	10.14	0.40	(a)	(0.15)	0.25	(0.41)	—	(0.41)
FOR THE PERIOD FROM JULY 1, 2006 TO OCTOBER 31, 2006,*

2006 - A (for the period ended October 31, 2006)	9.91	0.12	(a)	0.23	0.35	(0.12)	—	(0.12)
2006 - C (for the period ended October 31, 2006)	9.91	0.09	(a)	0.23	0.32	(0.09)	—	(0.09)
2006 - Institutional (for the period ended October 31, 2006)	9.91	0.13	(a)	0.23	0.36	(0.13)	—	(0.13)
FOR THE PERIODS ENDED JUNE 30,

2006 - A (for the year ended June 30, 2006)	10.51	0.36	(a)	(0.40)	(0.04)	(0.36)	(0.20)	(0.56)
2006 - B - Predecessor Fund (for the period from July 1, 2005 - June 4, 2006 - see note 8)	10.51	0.29	(a)	(0.48)	(0.19)	(0.28)	(0.20)	(0.48)
2006 - C - Predecessor Fund (for the period from July 1, 2005 - June 4, 2006 - see note 8)	10.52	0.31	(a)	(0.45)	(0.14)	(0.32)	(0.20)	(0.52)
2006 - C - (for the period from June 5, 2005 - June 30, 2006 - see note 8)	10.00	0.02	(a)	(0.09)	(0.07)	(0.02)	—	(0.02)
2006 - Institutional (for the year ended June 30, 2006)	10.51	0.39	(a)	(0.41)	(0.02)	(0.38)	(0.20)	(0.58)
FOR THE YEARS ENDING JUNE 30,

2005 - A	10.42	0.37		0.12	0.49	(0.37)	(0.03)	(0.40)
2005 - B	10.42	0.31		0.12	0.43	(0.31)	(0.03)	(0.34)
2005 - C	10.43	0.33		0.12	0.45	(0.33)	(0.03)	(0.36)
2005 - Institutional	10.42	0.40		0.12	0.52	(0.40)	(0.03)	(0.43)

2004 - A	10.90	0.39		(0.43)	(0.04)	(0.39)	(0.05)	(0.44)
2004 - B	10.90	0.34		(0.43)	(0.09)	(0.34)	(0.05)	(0.39)
2004 - C	10.90	0.36		(0.42)	(0.06)	(0.36)	(0.05)	(0.41)
2004 - Institutional	10.90	0.41		(0.43)	(0.02)	(0.41)	(0.05)	(0.46)

2003 - A	10.64	0.40		0.29	0.69	(0.40)	(0.03)	(0.43)
2003 - B	10.64	0.35		0.29	0.64	(0.35)	(0.03)	(0.38)
2003 - C	10.64	0.38		0.29	0.67	(0.38)	(0.03)	(0.41)
2003 - Institutional	10.64	0.43		0.29	0.72	(0.43)	(0.03)	(0.46)

*	The Fund changed its fiscal year end from June 30 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value. Returns for periods less than one full year are not annualized. The Goldman Sachs Tennessee Municipal Fund first began operations as the Predecessor Fund. On June 5, 2006, the Predecessor Fund was reorganized as a new fund of the Goldman Sachs Trust. Performance prior to June 5, 2006 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization. As part of the reorganization, the Predecessor Fund changed its investment advisor to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor Fund reorganized into had investment policies which were not identical to the Predecessor Fund.
(c)	Annualized.
(d)	Not Annualized.
(e)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to Reorganization.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		total expenses		income to	Portfolio
value, end	Total	period	to average		average		to average		average	turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets	rate

$9.98	2.11%	$10,265	0.91%		3.68%		1.17%		3.41%	23%
9.98	1.35	10	1.66		2.93		1.92		2.66	23
9.98	2.48	65,255	0.54		4.05		0.80		3.78	23

10.14	3.54	11,351	0.90	(c)	3.48	(c)	1.36	(c)	3.02 (c)	15
10.14	3.28	10	1.65	(c)	2.80	(c)	2.12	(c)	2.35 (c)	15
10.14	3.66	81,694	0.53	(c)	3.87	(c)	1.00	(c)	3.40 (c)	15

9.91	(0.39)	11,779	0.91	(e)	3.51	(e)	1.15	(e)	—	22
9.84	(0.13)	2,425	1.27	(d)(e)	2.83	(d)(e)	1.45	(d)(e)	—	n/a
9.86	0.02	3,389	1.08	(d)(e)	3.01	(d)(e)	1.73	(d)(e)	—	n/a
9.91	(0.70)	10	1.63	(c)	2.85	(c)	2.22	(c)	—	22
9.91	(0.12)	82,958	0.66	(e)	3.76	(e)	0.88	(e)	—	22

10.51	4.78	8,771	0.94		3.47		1.14		—	11
10.51	4.31	2,933	1.39		3.02		1.59		—	11
10.52	4.52	4,721	1.19		3.22		1.89		—	11
10.51	5.05	107,783	0.69		3.72		0.89		—	11

10.42	(0.45)	9,935	0.90		3.58		1.10		—	9
10.42	(0.91)	3,856	1.35		3.12		1.55		—	9
10.43	(0.71)	5,391	1.15		3.32		1.85		—	9
10.42	(0.22)	143,278	0.65		3.83		0.85		—	9

10.90	6.62	11,661	0.87		3.68		1.07		—	19
10.90	6.15	4,673	1.32		3.23		1.52		—	19
10.90	6.37	7,608	1.12		3.43		1.82		—	19
10.90	6.89	163,440	0.63		3.93		0.83		—	19

The accompanying notes are an integral part of these financial statements. 137

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs California AMT-Free Municipal Fund (formerly, Goldman Sachs California Intermediate AMT-Free Municipal Fund), Goldman Sachs New York AMT-Free Municipal Fund (formerly, Goldman Sachs New York Intermediate AMT-Free Municipal Fund), Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Municipal Fund and Goldman Sachs Tennessee Municipal Fund, (collectively “the Goldman Sachs Municipal Fixed Income Funds”), portfolios of the Goldman Sachs Trust, at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Municipal Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Goldman Sachs Municipal Fixed Income Funds as of and for the year then ended October 31, 2006, and the financial highlights for each of the periods then ended and prior, were audited by other auditors whose report dated January 16, 2007 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 28, 2007

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1 through October 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Short Duration Tax-Free Fund				California AMT-Free Municipal Fund			New York AMT-Free Municipal Fund			Tennessee Municipal Fund

				Expenses			Expenses			Expenses			Expenses
	Beginning	Ending		Paid for the	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the
	Account	Account		6 months	Account	Account	6 months	Account	Account	6 months	Account	Account	6 months
	Value	Value		ended	Value	Value	ended	Value	Value	ended	Value	Value	ended
Share Class	5/1/07	10/31/07		10/31/07*	5/1/07	10/31/07	10/31/07*	5/1/07	10/31/07	10/31/07*	5/1/07	10/31/07	10/31/07*

Class A
Actual	$1,000.00	$1,016.60		$3.81	$1,000.00	$1,000.90	$4.64	$1,000.00	$1,015.60	$4.98	$1,000.00	$1,009.00	$4.61
Hypothetical 5% return	1,000.00	1,021.42	+	3.82	1,000.00	1,020.57 +	4.69	1,000.00	1,020.27 +	4.99	1,000.00	1,020.63 +	4.63

Class B
Actual	1,000.00	1,013.60		6.85
Hypothetical 5% return	1,000.00	1,018.35	+	6.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class C
Actual	1,000.00	1,012.80		7.61	1,000.00	997.10	8.41	1,000.00	1,011.70	8.77	1,000.00	1,005.30	8.26
Hypothetical 5% return	1,000.00	1,017.59	+	7.63	1,000.00	1,016.79 +	8.49	1,000.00	1,016.50 +	8.79	1,000.00	1,016.80 +	8.44

Institutional
Actual	1,000.00	1,019.40		1.99	1,000.00	1,002.70	2.83	1,000.00	1,017.40	3.15	1,000.00	1,010.80	2.82
Hypothetical 5% return	1,000.00	1,023.24	+	1.99	1,000.00	1,022.40 +	2.85	1,000.00	1,022.10 +	3.16	1,000.00	1,022.40 +	2.84

Service
Actual	1,000.00	1,015.80		4.52
Hypothetical 5% return	1,000.00	1,020.72	+	4.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

	Municipal Income Fund				High Yield Municipal Fund

				Expenses			Expenses
	Beginning	Ending		Paid for the	Beginning	Ending	Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value	6 months ended
Share Class	5/1/07	10/31/07		10/31/07*	5/1/07	10/31/07	10/31/07*

Class A
Actual (including interest expense and fees) †	$1,000.00	$1,003.10		$4.85	$1,000.00	$955.30	$4.93
Actual (excluding interest expense and fees)	1,000.00	1,003.10		4.54	1,000.00	955.30	4.48
Hypothetical 5% return (including interest expense and fees) †	1,000.00	1,020.37	+	4.89	1,000.00	1,020.16 +	5.09

Class B
Actual (including interest expense and fees) †	1,000.00	995.70		8.60	1,000.00	951.70	8.61
Actual (excluding interest expense and fees)	1,000.00	995.70		8.30	1,000.00	951.70	8.17
Hypothetical 5% return (including interest expense and fees) †	1,000.00	1,016.59	+	8.69	1,000.00	1,016.38 +	8.89

Class C
Actual (including interest expense and fees) †	1,000.00	995.70		8.60	1,000.00	951.70	8.61
Actual (excluding interest expense and fees)	1,000.00	995.70		8.30	1,000.00	951.70	8.17
Hypothetical 5% return (including interest expense and fees) †	1,000.00	1,016.59	†	8.69	1,000.00	1,016.38†	8.89

Institutional
Actual (including interest expense and fees) †	1,000.00	1,006.70		3.03	1,000.00	957.00	3.16
Actual (excluding interest expense and fees)	1,000.00	1,006.70		2.73	1,000.00	957.00	2.71
Hypothetical 5% return (including interest expense and fees) †	1,000.00	1,022.18	†	3.06	1,000.00	1,021.98†	3.26

Service
Actual (including interest expense and fees) †	1,000.00	1,001.30		5.55	N/A	N/A	N/A
Actual (excluding interest expense and fees)	1,000.00	1,001.30		5.25	N/A	N/A	N/A
Hypothetical 5% return (including interest expense and fees) †	1,000.00	1,019.66	+	5.60	N/A	N/A	N/A

*	Expenses for each share class are calculated using each Funds’ annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized expense ratios for the period were as follows:

	Class	Class	Class
Fund	A	B	C	Institutional	Service

Short Duration Tax-Free	0.75%	1.35%	1.50%	0.39%	0.89%
California AMT-Free Municipal	0.92	N/A	1.67	0.56	N/A
New York AMT-Free Municipal	0.98	N/A	1.73	0.62	N/A
Municipal Income (including interest expense and fees)	0.96	1.71	1.71	0.60	1.10
Municipal Income (excluding interest expense and fees)	0.90	1.65	1.65	0.54	1.04
High Yield Municipal (including interest expense and fees)	1.00	1.75	1.75	0.64	N/A
High Yield Municipal (excluding interest expense and fees)	0.91	1.66	1.66	0.55	N/A
Tennessee Municipal	0.91	N/A	1.66	0.54	N/A

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios (including interest expense and fees, if any) and an assumed rate of return of 5% per year before expenses.
†	Includes interest expense and fees incurred in connection with secured borrowings (See Note 2).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Trustees oversee the management of the Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
     The Management Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreements; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) capacity constraints relating to one of the Funds; (g) information on the advisory fees charged by the Investment Adviser to institutional accounts; (h) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates to the Funds; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; and (k) reports on due diligence visits to outside service providers and the quality of services provided by the Funds’ unaffiliated service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, and other services; (h) the terms of the Management Agreements; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreements, and the current expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Agreements for all of the Funds and the other mutual funds for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered each Management Agreement separately as it applied to each applicable Fund.
     In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the Funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods, to the extent each Fund had been in existence for those periods, and since the commencement of each Fund’s investment operations. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies and credit and duration parameters, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors. With respect to the Tennessee Municipal Fund in particular, the Trustees noted that the Fund had commenced investment operations on June 5, 2006. The Trustees believed that the Tennessee Municipal Fund was providing acceptable performance to investors in light of its investment policies.
Costs of Services Provided and Comparative Information
     The Board of Trustees considered the contractual fee rates payable by the Funds under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes;

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, in the case of Funds that had commenced investment operations within a shorter period, since inception) history comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels.
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreements for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Short Duration Tax-Free Fund	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion

California AMT-Free Municipal Fund	0.45%	First $	1 Billion
	0.41%	Next $	1 Billion
	0.39%	Over $	2 Billion

New York AMT-Free Municipal Fund	0.45%	First $	1 Billion
	0.41%	Next $	1 Billion
	0.39%	Over $	2 Billion

Tennessee Municipal Fund	0.45%	First $	1 Billion
	0.41%	Next $	1 Billion
	0.39%	Over $	2 Billion

Municipal Income Fund	0.55%	First $	1 Billion
	0.50%	Next $	1 Billion
	0.48%	Over $	2 Billion

High Yield Municipal Fund	0.55%	First $	2 Billion
	0.50%	Over $	2 Billion

In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds.
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreements should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007- Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	98	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios ( of which 11 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee & President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,845,216,713	0	560,970,230	0

In addition, at the Meeting a vote was held to approve the removal of a secondary investment objective for the Goldman Sachs California AMT-Free Municipal Fund and the Goldman Sachs New York AMT-Free Municipal Fund. At the meeting, the proposals were approved.
The Goldman Sachs California AMT-Free Municipal Fund shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes

4,126,813	—	2,009	2,313,824

The Goldman Sachs New York AMT-Free Municipal Fund shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes

1,188,459	—	—	897,173

Goldman Sachs Tax-Free Funds — Tax Information (Unaudited)

During the year ended October 31, 2007, 99.96%, 100%, 99.57%, 100%, 99.58% and 99.95% of the distributions from net investment income paid by the Goldman Sachs Short Duration Tax-Free Fund, the Goldman Sachs California AMT-Free Municipal Fund, Goldman Sachs New York AMT-Free Municipal Fund, the Goldman Sachs Municipal Income Fund, the Goldman Sachs High Yield Municipal Fund and the Goldman Sachs Tennessee Municipal Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the High Yield Municipal Fund designates $24,080,462 as capital gain dividends paid during the year ended October 31, 2007.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $779.5 billion in assets under management as of September 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free Municipal Fund[2] ▪  New York AMT-Free Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-3220.MF	MFIAR / 38.5 / 12-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately 0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 9, 2008